Registration Nos.     333-142495
                                                                       811-21136

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

                         Pre-Effective Amendment No. _                  [ ]

                         Post-Effective Amendment No. 2                 [X]

            REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 8                         [X]
                            ________________________

                     AMERITAS VARIABLE SEPARATE ACCOUNT VL
                                  (Registrant)
                            ________________________

                         AMERITAS LIFE INSURANCE CORP.
                                  (Depositor)
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                                  402-467-1122
                            ________________________

                                Robert G. Lange
             Vice President, General Counsel & Assistant Secretary
                         Ameritas Life Insurance Corp.
                                5900 "O" Street
                            Lincoln, Nebraska 68510
                                  402-467-1122
                            ________________________

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

     It is proposed that this filing will become effective:
          [ ]  60 days after filing pursuant to paragraph a of Rule 485
          [ ]  on     pursuant to paragraph a of Rule 485
          [X]  on September 1, 2010 pursuant to paragraph b of Rule 485
          [ ]  immediately upon filing pursuant to paragraph b of Rule 485

          If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   TITLE OF SECURITIES BEING REGISTERED:  SECURITIES OF UNIT INVESTMENT TRUST
       ALLOCATOR 2000 Flexible Premium Variable Universal Life Insurance

--------------------------------------------------------------------------------
PROSPECTUS: September 1, 2010
                                            [Ameritas Life Insurance Corp. Logo]
ALLOCATOR 2000
Flexible Premium
Variable Universal Life Insurance Policy
                                           Ameritas Variable Separate Account VL
--------------------------------------------------------------------------------

     This prospectus describes the Policy, especially its Separate Account. The Policy is designed to help you, the Policy Owner, provide life insurance protection while having flexibility, within limits, as to the amount and timing of premium payments, the amount of the death benefit, and in how to invest your Policy value. THE VALUE OF YOUR POLICY WILL INCREASE OR DECREASE BASED ON THE PERFORMANCE OF THE INVESTMENT OPTIONS YOU CHOOSE. THE AMOUNT OF THE DEATH BENEFIT CAN ALSO VARY AS A RESULT OF INVESTMENT PERFORMANCE.

     You may allocate all or part of your Policy value among a variety of Subaccount variable investment options where you have the investment risk, including possible loss of principal. The Subaccounts are listed in the INVESTMENT OPTIONS section of this prospectus.

     You may also allocate all or part of your investment to a Fixed Account option, where we have the investment risk. We guarantee a fixed rate of interest of 4.5% on your investment in the Fixed Account.

Please Read this Prospectus Carefully and Keep It for Future Reference. It provides information you should consider before investing in a Policy. Prospectuses for the portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center.

 The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy.
           Any representation to the contrary is a criminal offense.

   This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.
   The Policy, and certain features described in this prospectus, may not be available in all states.

 No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.


             NOT FDIC INSURED   o   MAY LOSE VALUE   o   NO BANK GUARANTEE

--------------------------------------------------------------------------------
             AMERITAS LIFE INSURANCE CORP. (we, us, our, Ameritas)
    SERVICE CENTER, P.O. BOX 82550, LINCOLN, NEBRASKA 68501. 1-800-745-1112.
                                www.ameritas.com
--------------------------------------------------------------------------------

ALLOCATOR 2000 VUL                    -1-

TABLE OF CONTENTS                                                  BEGIN ON PAGE
--------------------------------------------------------------------------------
     POLICY SUMMARY...........................................................3
          Policy Operation and Features
     CHARGES..................................................................7
          Portfolio Company Operating Expenses
     CHARGES EXPLAINED........................................................8
          Transaction Charges
          Periodic Charges:
          Daily Deduction from Separate Account Assets
          Periodic Charges:
          Monthly Deductions from Policy Value
     INVESTMENT OPTIONS.......................................................10
          Separate Account Variable Investment Options
          Fixed Account Investment Option
          Transfers
          Third-Party Services
          Disruptive Trading Procedures
          Systematic Transfer Programs
     OTHER IMPORTANT POLICY INFORMATION.......................................17
          Policy Application and Issuance
          Policy Value
          Misstatement of Age or Sex
          Suicide
          Incontestability
          Assignment
          Telephone Transactions
          Lapse and Grace Period
          Reinstatement
          Delay of Payments or Transfers
          Beneficiary
          Policy Changes
          "Free Look" Rights
          Optional Features
          Legal Proceedings
          How to get Financial Statements
          Rule 12h-7 Exemption
          Distribution of the Policy
     POLICY DISTRIBUTIONS.....................................................22
          Death Benefit
          Maturity Date
          Policy Loans
          Full Surrender
          Partial Withdrawal
          Payment of Policy Proceeds
     TAX MATTERS..............................................................27
     DEFINED TERMS............................................................30
     LAST PAGE.........................................................Last Page
          Thank You / If You Have Questions, / Remember, the
          Correct Form
          Illustrations
          Statement of Additional Information; Registration Statement
          Reports to You

CONTACTING US. To answer your questions or to send additional premium, contact your sales representative or write or call us at:

                         Ameritas Life Insurance Corp.,
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       Or
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-7335
                         Interfund Transfer Request Fax:
                                 1-402-467-7923
                                www.ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

REMEMBER, THE CORRECT FORM OF WRITTEN NOTICE "in good order" is important for us to accurately process your Policy elections and changes. Many forms can be found at the online services section of our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

FACSIMILE WRITTEN NOTICE. To provide you with timely service you want, we accept some Written Notices by facsimiles. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

MAKE CHECKS PAYABLE TO:
"Ameritas Life Insurance Corp."

ALLOCATOR 2000 VUL                    -2-

POLICY SUMMARY
--------------------------------------------------------------------------------

     The following is intended as a summary. Please read each section of this prospectus for additional detail.

     The ALLOCATOR 2000 Policy is administered by Ameritas Life Insurance Corp. ("Ameritas" or "we"), 5900 "O" Street, Lincoln, Nebraska 68510. The Policy offers variable investment options through Subaccounts of Ameritas Variable Separate Account VL (the "Separate Account"), a separate account operated by us under Nebraska law, and a fixed interest rate option through the Fixed Account. Prior to May 1, 2007, the Policy was administered by Ameritas Variable
Life Insurance Company ("AVLIC"). Effective May 1, 2007, AVLIC merged into Ameritas ("Merger"). AVLIC was a wholly-owned subsidiary of Ameritas. On the date of the Merger, Ameritas Life Insurance Corp. acquired from AVLIC all of AVLIC's assets, including the Separate Account, and became directly liable for AVLIC's liabilities and obligations with respect to all policies issued by AVLIC then outstanding.

     The Merger was approved by the boards of directors of Ameritas and AVLIC. The Merger also received regulatory approval from the State of Nebraska Department of Insurance, the state of domicile of Ameritas and AVLIC. The Merger did not affect the terms of, or the rights and obligations under, your Policy, other than to reflect the change to the company that guarantees your Policy benefits from AVLIC to Ameritas. You received a Policy endorsement from Ameritas that reflects the change from AVLIC to Ameritas. The Merger also did not result in any adverse tax consequences for any Policy Owners.

     The ALLOCATOR 2000 Policy is a flexible premium variable universal life insurance policy. The Policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. We are obligated to pay all amounts promised under the Policy. Premium is used to create Account Value to cover Policy charges and to generate investment earnings. The Policy is called a "flexible premium" policy because you may make any other premium payments you wish at any time. The Policy is referred to as a "variable" life insurance policy because the value of the amount you invest in the Policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the Policy's beneficiary upon the death of the insured person (the "death benefit proceeds") may vary similarly. The Policy pays death benefit proceeds to the Policy beneficiary upon the insured person's death, or pays a Cash Surrender Value to you if you surrender the Policy. The insured cannot be younger than age 20 or older than age 80 on the insured's birthday nearest the Policy issue date. We only issued the Policy for an initial face amount (or "specified amount") of insurance coverage of $100,000 or more. The Policy is usually unsuitable for short-term savings or short-term life insurance needs. We are obligated to pay all amounts promised under the Policy. The Policy is subject to the laws of the state where the application is signed.

POLICY BENEFITS

     You have flexibility under the Policy. Within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the investment options. You can take out a Policy loan, make a partial withdrawal, or surrender your Policy completely, subject to payment of charges and certain restrictions. We will pay surrender amounts or death benefit proceeds in a lump sum.

DEATH BENEFIT.
     o We will pay the death benefit proceeds to the beneficiary when we receive satisfactory proof of death of the insured while the Policy is in force.
     o If you meet certain premium requirements, we will guarantee a death benefit for a certain period even if your Policy's Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.
     o    Two death benefit options are available.
Death benefit proceeds are reduced by any Policy debt and any due but unpaid Policy charges, including deductions for the month of death. See the POLICY
DISTRIBUTIONS: DEATH BENEFIT OPTIONS section for details.

ALLOCATOR 2000 VUL                    -3-

SURRENDER AND PARTIAL WITHDRAWALS.
     o You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Account Value. Applicable charges are shown in the CHARGES section.
     o Restrictions include that we may defer payments from the Fixed Account for up to six months.

LOANS.
     o    You may borrow a limited amount of the Policy Cash Surrender Value.
     o    Interest accrues on outstanding loan amounts.
     o After five Policy Years, a lower interest rate may be available for a portion of your Policy debt.

POLICY RIDERS.
     When you applied for the Policy, you had the opportunity to request any optional supplementary benefit riders that we made available. Charges for most riders are deducted monthly from the Account Value. (See the CHARGES section.) Availability of riders varies from state to state.

INVESTMENT  OPTIONS.
     You may allocate Policy premium and value among several different variable investment options where you can gain or lose money on your investment, or to a fixed rate option where we guarantee you will earn a fixed rate of interest.
     o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios.
     o Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.
     o You may transfer Account Value between investment options, subject to limits.
     o Dollar cost averaging, portfolio rebalancing and earnings sweep systematic investment programs are available.
     Variable investment option returns vary, depending upon the investment results of the underlying portfolios. The investment options cover a broad spectrum of investment styles and strategies. Although the portfolios that underlie the Subaccounts operate like publicly traded mutual funds, there are important differences. You can transfer money from one investment account to another without tax liability. Also, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. If and when Policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains.

 Information about the risks of each variable investment option is contained in the portfolio prospectus for each option. You may obtain a copy from us.

POLICY RISKS

     Your Policy value and death benefit will increase or decrease as a result of the investment experience of your Policy. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Policy value is not enough to pay the Policy's charges. Your Policy's death benefit will never be less than the then current face amount of insurance coverage less any outstanding loans and loan interest, and less any due but unpaid Policy charges. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid as a death benefit, or until it lapses because the Cash Surrender Value is insufficient to keep the Policy in force.

SUITABILITY, INVESTMENT RISKS, AND UNDERLYING PORTFOLIO RISKS.
     THE POLICY IS UNSUITABLE FOR SHORT-TERM SAVINGS OR SHORT-TERM LIFE INSURANCE NEEDS. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

     Your Account Value (and in some circumstances your death benefit) will fluctuate with changes in interest rates and performance of the underlying portfolios. You assume the risk that your Account Value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others.

ALLOCATOR 2000 VUL                    -4-

     As mentioned above, the investment performance of any investment option may be good or bad. Your Policy value will rise or fall based on the investment performance of the underlying portfolios of the Subaccounts you select. The fund prospectuses for this Policy prospectus provide comprehensive discussion of the risks of each underlying portfolio. There is no assurance that any underlying portfolio will meet its objectives.

LAPSE RISKS.
     If the Cash Surrender Value is not sufficient to pay charges when due, your Policy can terminate, or "lapse." This can happen if you have not paid enough premiums or if the investment options you selected experienced poor performance or because of a combination of both factors. You will be given a "grace period" within which to make additional premium payments to keep the Policy from lapsing. Even if the Policy does lapse, you may be given the opportunity to reinstate the Policy by making the required premium payments and satisfying certain other conditions.

     Since partial withdrawals reduce your Account Value, partial withdrawals increase the risk of lapse. Policy debt (loans) also increases the risk of lapse.

LIMITATIONS ON ACCESS.
     As mentioned above, partial withdrawals may have certain limits and restrictions. As well, loans, partial withdrawals and surrenders may be subject to income tax and penalty tax. Policy loans and partial withdrawals will decrease death benefit protection and may cause the Policy to lapse, in which case you would have no coverage. Even if you pay Planned Periodic Premiums, your Policy could lapse if the Cash Surrender Value is not enough to pay the monthly deductions.

TRANSFER RISKS.
     There is a risk that you will not be able to transfer your Account Value from one investment option to another because of limits on the dollar amount or frequency of transfers you can make. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

EARLY  SURRENDER  RISKS.
     Depending on the Account Value at the time you are considering surrender, there may be little or no Cash Surrender Value payable to you.

MARKET  TIMING  RISKS.
     Investments in variable life insurance products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (See the DISRUPTIVE TRADING PROCEDURES section.) and reserve the right to change, suspend or terminate telephone, facsimile and Internet transaction privileges (See the TRANSFERS section.). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

ALLOCATOR 2000 VUL                    -5-

TAX RISKS.
     Death benefits for individually owned life insurance generally are not subject to income tax. Other federal and state taxes may apply. In general, you will be taxed on the amount of a distribution if it exceeds the investment in the Policy (premiums paid). Any taxable distributions are treated as ordinary income (rather than as capital gains) for tax purposes.

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your Policy must comply with certain requirements of the Code. We will monitor your Policy for compliance with these requirements, but a Policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your Policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the Policy's death benefit. If the limit is violated, the Policy will be treated as a "modified endowment contract," which can have adverse tax consequences. (See the TAX MATTERS section.) There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your Policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is a tax risk associated with Policy debt. Although no part of a loan is treated as income to you when the loan is made (unless your Policy is a "modified endowment contract"), surrender or lapse of the Policy could result in the loan being treated as a distribution at the time of lapse or surrender. This could result in considerable taxable income. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, they might find they have to pay additional premium to keep their policy from lapsing and to avoid a significant tax burden if the policy should lapse.

     Tax consequences of ownership or receipt of Policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each Owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of Policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the Policy and before exercising certain rights under the Policy.

[ ] POLICY OPERATION AND FEATURES

PREMIUMS.
o Premium is used to create Policy value to cover Policy charges and to generate investment earnings.

CHARGES DEDUCTED FROM PREMIUM.
o    Percentage of Premium Charge: currently 2.25%.

CHARGES DEDUCTED FROM ASSETS.
(See CHARGES section on the next pages.)

INVESTMENT OPTIONS.
o Variable investment option allocations are invested in Subaccounts of the Separate Account, which in turn invest in corresponding underlying portfolios. Fixed Account allocations are invested in our general account and we guarantee a fixed rate of interest.

o You may transfer between investments, subject to limits. Dollar cost averaging, portfolio rebalancing and earnings sweep investment programs are available.

LOANS.
o You may borrow a limited amount of Policy value. Each loan must be at least $1,000. Interest accrues on outstanding loan amounts.

SURRENDERS.
o You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Policy value. Applicable charges are shown in the CHARGES section.

MATURITY DATE.
o    Policy Anniversary next following the insured's 95th birthday.

DEATH BENEFIT.
o    Two death benefit options are available:
     Option A: essentially a level death benefit that includes total Policy value within the face amount; or Option B: pays the total Policy value in addition to the face amount. Death Benefit proceeds are reduced by any Policy loan balance, unpaid loan interest, and any monthly deductions due but unpaid at death.
     See the POLICY DISTRIBUTIONS: DEATH BENEFIT section for details.

SETTLEMENT INCOME.
o Amounts surrendered or death benefit proceeds can be paid out under several different payment options.

ALLOCATOR 2000 VUL                    -6-

CHARGES (some charges are rounded)
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay a premium, surrender the Policy or make a partial withdrawal.

-------------------------------------------------------------------------------------------------------
TRANSACTION CHARGES                             WHEN DEDUCTED                    CHARGE
------------------------------------------ ---------------------- -------------------------------------
PREMIUM EXPENSE CHARGE                     When each premium is   2.25% of each premium payment
(This charge partially offsets state and   paid.
local taxes. State premium tax rates range
from 0.5% to 3.5% of premium paid. See the
CHARGES EXPLAINED section for more
information.)

------------------------------------------ ---------------------- -------------------------------------
SURRENDER CHARGE (% multiplied times                              Year 1-7: 30% of each premium payment
(i) premiums paid for the initial face                            Year 8:   20% of each premium payment
amount up to Target Premium, plus (ii)     Upon full surrender    Year 9:   10% of each premium payment
the Target Premium for any subsequent      of the Policy.         Year 10+:  0% of each premium payment
increases in face amount.  Applicable
period begins at Policy issue for initial
face amount, and on date of any increase
as to that increase.)
------------------------------------------ ---------------------- -------------------------------------
PARTIAL WITHDRAWAL CHARGE                  As long as full        Greater of (i) 8% of withdrawal
                                           surrender charges      amount or amount of increase in face
                                           apply to the Policy,   amount, or (ii) $25, but in no event
                                           upon each partial      greater than the then applicable
                                           withdrawal made.       Surrender Charge.
------------------------------------------ ---------------------- -------------------------------------

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy to equal the annualized charges shown, not including Subaccount portfolio operating fees and expenses.

-------------------------------------------------------------------------------------------------------
PERIODIC CHARGES
(other than subaccount portfolio operating      WHEN DEDUCTED                    CHARGE
expenses)                                                                     (ANNUALIZED)
------------------------------------------ ---------------------- -------------------------------------
DAILY DEDUCTION FROM SEPARATE ACCOUNT ASSETS  (to equal the annual % shown)
-------------------------------------------------------------------------------------------------------
RISK CHARGE (for mortality and expense                            Policy Years 1-15:  0.90%
risk)                                               Daily         Policy Years 16+:   0.45%
------------------------------------------ ---------------------- -------------------------------------

MONTHLY DEDUCTIONS FROM POLICY VALUE
     Several of the charges below vary based on individual characteristics. The cost shown for these charges may not be representative of the charge you will pay. Ask for a Policy illustration or see your Policy for the charges applicable to you.

-------------------------------------------------------------------------------------------------------
                                                                  Varies(1)
BASE POLICY COST OF INSURANCE (Rate is a           Monthly        Minimum             0.13%
% of the net amount of insurance                                  Maximum             8.33%
coverage at risk)                                                 Example(2,3)        0.22%
------------------------------------------ ---------------------- -------------------------------------
ADMINISTRATIVE CHARGE                              Monthly        Policy Year 1   $324
                                                                  Policy Year 2+  $ 96
------------------------------------------ ---------------------- -------------------------------------
COST OF OPTIONAL FEATURES
------------------------------------------ ---------------------- -------------------------------------
  Total Disability Rider (Rate is a % of           Monthly        Varies(4)
  the monthly benefit amount.)                                    Minimum             48%
                                                                  Maximum            144%
                                                                  Example(2)          72%
------------------------------------------ ---------------------- -------------------------------------

  Level Renewable Term Rider(Rate is a %           Monthly        Varies(5)
  of the face amount of rider coverage.)                          Minimum             0.04%
                                                                  Maximum           100.00%
                                                                  Example(2,3)        0.16%
------------------------------------------ ---------------------- -------------------------------------
  Children's Insurance Rider (Rate is a %
  of the face amount of rider coverage.)           Monthly                            0.36%
------------------------------------------ ---------------------- -------------------------------------
  Other Insured Rider (Rate is a % of the          Monthly        Varies(6)
  face amount of rider coverage.)                                 Minimum             0.01%
                                                                  Maximum             8.33%
                                                                  Example(2,3)        0.22%
------------------------------------------ ---------------------- -------------------------------------
  Guaranteed Insurability Rider (Rate is a         Monthly        Varies(4)
  % of the base Policy face amount.)                              Minimum             0.07%
                                                                  Maximum             0.20%
                                                                  Example(7)          0.15%
------------------------------------------ ---------------------- -------------------------------------
  Accidental Death Benefit Rider(Rate is a         Monthly        Varies(1)
  % of the face amount of rider coverage.)                        Minimum             0.08%
                                                                  Maximum             0.25%
                                                                  Example(2,3)        0.09%
------------------------------------------ ---------------------- -------------------------------------
  Accelerated Death Benefit Rider (This
  rider pays an accelerated benefit if the          N/A                         NONE
  insured is terminally ill.)
------------------------------------------ ---------------------- -------------------------------------

ALLOCATOR 2000 VUL                    -7-

--------------------------------------------------------------------------------
Footnotes to Monthly Deductions from Policy Value, above:
     (1) Rate varies by insured's sex, issue age, risk class, face amount, and the length of time the Policy has been in force.
     (2) "Example" charges assume an insured who is male, issue age 45, preferred risk class, and $250,000 face amount.
     (3)  "Example" charges assume Policy is in its first Policy Year.
     (4) Rate varies by insured's sex and issue age at the time the rider is added to the Policy.
     (5)  Rate varies by insured's sex, attained age, and risk class.
     (6) Rate varies by insured's sex, and age and risk class at the time the rider is added to the Policy, face amount, and the length of time the rider has been in force.
     (7) "Example" charges assume an insured who is age 25 when the rider is added to the Policy.
------------------------------------------------------------------------------

     We currently do not assess a separate charge against our Separate Account or Fixed Account for any income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any income tax liability, or if tax treatment of our Company changes.

     The next table describes interest rates charged on amounts borrowed from the Policy, as of December 31, 2009.
--------------------------------------------------------------------------------
INTEREST CHARGED ON LOANS                  Guaranteed             Current
                                            Maximum*              Charge*
-------------------------------------- ------------------- ---------------------
LOAN ACCOUNT  (effective annual rates)
     REGULAR LOANS                         6.45%                    6.45%
     REDUCED RATE LOANS                    4.50%                    4.50%
     (available only after the 5th
     Policy Year)
--------------------------------------------------------------------------------
* We also credit an interest rate with an effective annual yield of 4.5% to any amount in the Loan Account.

[ ]  PORTFOLIO COMPANY OPERATING EXPENSES

     The next table shows the minimum and maximum total operating expenses charged by the portfolio companies as of December 31, 2009, before and after any waivers or reductions, that you may pay periodically during the time that you own the contract. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.
--------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO COMPANY
OPERATING EXPENSES
  Expenses that are deducted from
  portfolio company assets, including
  management fees, distribution and/or           MINIMUM            MAXIMUM
  service (12b-1) fees, and other
  expenses

------------------------------------------- ------------------ -----------------
Before and After any Waivers and Reductions      0.34% (1)          1.27% (2)
------------------------------------------- ------------------ -----------------
     (1)  DWS Investment VIT Funds Equity 500 Index VIP Portfolio
     (2)  Neuberger Berman AMT Growth Portfolio


CHARGES EXPLAINED
--------------------------------------------------------------------------------

     The following repeats and adds to information provided in the CHARGES section. Please review both prospectus sections for information on charges. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply. Except as otherwise stated, charges are deducted pro-rata from your selected Subaccount and Fixed Account investment options; for such charges, you may instead designate the investment options from which all such charges are to be paid.

[ ]  TRANSACTION CHARGES

o    PREMIUM EXPENSE CHARGE
     We deduct 2.25% of each Policy premium payment we receive as a Premium Expense Charge. This charge partially offsets premium taxes imposed by some States and local governments and federal taxes on certain capitalized acquisition expenses. We do not expect to profit from this charge.

o    SURRENDER CHARGE
     Upon a full surrender from your Policy, we deduct a surrender charge. The charge is determined by multiplying a full surrender charge factor by (1) the actual premiums paid for the initial face amount up to Target Premium, and (2) the Target Premium for any subsequent increases in face amount, then by adding those two results. The applicable factor is measured from the Policy issue date as to the initial face amount and from the date of any increase as to that increase. For example, for a Policy with an initial specified amount ("face amount") of $250,000 coverage, increased by $100,000 at the beginning of the sixth Policy Year, surrendered in Policy Year 10, and where the target premium for the increase is $1,661, the amount of the total surrender charge would be $498.30.

ALLOCATOR 2000 VUL                    -8-

There is no surrender charge applicable to the initial specified amount beginning on the tenth Policy Year, and the amount of the surrender charge on the increase is 30%x $1,661 = $498.30.

                                        Year
                             -------------------------------
                               1-7      8       9      10+
---------------------------- ------- ------- ------- -------
Full Surrender Charge Factor     30%     20%     10%     0%
---------------------------- ------- ------- ------- -------

o    PARTIAL WITHDRAWAL CHARGE
     During the period that a full surrender charge is applicable to your Policy, upon a partial surrender (or "partial withdrawal") from your Policy, we deduct a charge that is the greater of (i) 8% of the amount withdrawn, or (ii) $25, but in no event greater than the then applicable full surrender charge. This fee will be deducted from the investment options and in the same allocation as your partial withdrawal allocation instruction; if that is not possible (due to insufficient value in one of the investment options you elect) or you have not given such instructions, we will deduct this fee on a pro-rata basis from balances in all Subaccounts and the Fixed Account. Taxes and tax penalties may apply.

[ ]  PERIODIC CHARGES: DAILY DEDUCTION FROM SEPARATE ACCOUNT ASSETS

     The following charges are applied daily to Separate Account assets in determining the daily Accumulation Unit value of each Subaccount.

o    RISK CHARGE
     The Risk Charge is for the mortality risks we assume - that the insured may live for a shorter period of time than we estimate, and also compensates us for the Policy expense risks we assume. In Policy Years 1-15, this charge is equal to an annual charge of 0.90% of the assets in the Separate Account. Beginning in the 16th Policy Year, this charge is reduced to 0.45% annually. If this charge exceeds our actual costs to cover these risks, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

[ ]  PERIODIC CHARGES: MONTHLY DEDUCTIONS FROM POLICY VALUE
     The following charges are deducted from Policy value on each Policy Month date.

o     COST OF INSURANCE CHARGE

     The cost of insurance charge is for providing insurance protection under the Policy. Because the cost of insurance charge depends upon several variables, the cost for each Policy Month can vary from month to month. The cost of insurance rate for the initial face amount of insurance coverage varies by the insured's sex, issue age, risk class, face amount, and the length of time the Policy has been in force. The cost of insurance rate for an increase in face amount varies by the insured's sex, age and risk class at the time of the increase, face amount, and the length of time the Policy has been in force since the increase. We reserve the right to change cost of insurance rates so long as they do not exceed the maximum charges shown in the CHARGES section of this prospectus. Changes will equally apply to similarly situated Policy owners and be based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge.

     The cost of insurance rate per $1,000 of net amount at risk cannot exceed the guaranteed cost of insurance rate that is set forth in the Policy. The maximum cost of insurance each month can be determined by using the guaranteed cost of insurance rate in the following formula:

The Cost of Insurance each month equals:
     - The "Net Amount at Risk" for the month; multiplied by
     - The cost of insurance rate per $1,000 of net amount at risk;
       divided by
     - $1,000.

The Net Amount at Risk in any month equals:
     - The death benefit on the Policy Month date, discounted at the guaranteed rate of interest for the Fixed Account for one month; minus
     - The Policy value on the Policy Month date after deducting the charge for any optional features selected and the administrative charges but not the cost of insurance charge.

ALLOCATOR 2000 VUL                    -9-

o    ADMINISTRATIVE CHARGE
     The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Separate Account. We do not anticipate making a profit from this charge.

     The ADMINISTRATIVE CHARGE is $27 per month in Policy Year 1 and $8 per month in Policy Year 2 and thereafter.

o    COST OF OPTIONAL FEATURES
     The cost for any optional features you select (sometimes called Policy "Riders") is also deducted monthly from Policy value. See the CHARGES section for information about the costs of these features, and refer to the Optional Features provision of this prospectus for descriptions of these features. Optional features may not be available in all states.

o    INTEREST CHARGED ON LOANS
     If you borrow from your Account Value, interest accrues on outstanding loan amounts. After five Policy Years, a lower interest rate may be available for a portion of your Policy debt. See the POLICY LOANS section for more information on applicable interest rates.

o    PORTFOLIO CHARGES
     Each Subaccount's underlying portfolio has investment advisory expenses. These expenses, as of the end of each portfolio's last fiscal year, are described in each fund's prospectus. A portfolio's charges and expenses are not deducted from your Policy value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These charges and expenses help to pay the portfolio's investment adviser and operating expenses.


INVESTMENT OPTIONS
--------------------------------------------------------------------------------

THE VALUE OF YOUR POLICY WILL INCREASE OR DECREASE BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE INVESTMENT OPTIONS YOU CHOOSE. The investment results of each variable investment option are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which investment options best suit your long-term investment objectives and risk tolerance.

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives.

     You may allocate all or a part of your premiums among the Separate Account variable investment options ("Subaccounts") or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%. The Subaccounts, which invest in underlying portfolios, are listed and described in this section of this prospectus.

[ ]  SEPARATE ACCOUNT VARIABLE INVESTMENT OPTIONS

        THE UNDERLYING PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS, AND ARE NOT THE SAME AS OTHER PUBLICLY TRADED MUTUAL FUNDS WITH VERY SIMILAR NAMES. The portfolios are only available as separate account investment options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.
        Even if the investment options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.
        You should read the prospectuses for the underlying portfolios together with this prospectus for more information.

     The Separate Account provides you with variable investment options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy value of your Policy depends directly on the investment performance of the portfolios that you select.

ALLOCATOR 2000 VUL                    -10-

     The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Ameritas. Under Nebraska law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

 You bear the risk that the variable investment options you select may fail to meet their objectives, that they could decrease in value, and that you could lose principal.

     Each Subaccount underlying portfolio operates as a separate variable investment option, and the income or losses of one generally has no effect on the investment performance of any other. Complete descriptions of each variable investment option's investment objectives and restrictions and other material information related to an investment in the variable investment option are contained in the prospectuses for each of the underlying portfolios which accompany this prospectus.

     The Subaccount underlying portfolios listed below are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. THERE IS NO ASSURANCE THE INVESTMENT OBJECTIVES WILL BE MET.

     This information is just a summary for each underlying portfolio. You should read the series fund prospectus for an underlying portfolio accompanying this prospectus for more information about that portfolio, including detailed information about the portfolio's fees and expenses, investment strategy and investment objectives, restrictions, and potential risks. To get a copy of any portfolio prospectus, contact your representative or us as shown on page 2 or the last page of this prospectus.

-------------------------------------------------------------------------------------------------------
          FUND NAME                                                   INVESTMENT ADVISER
PORTFOLIO NAME - SUBADVISER(S)                          PORTFOLIO TYPE / SUMMARY OF INVESTMENT STRATEGY
------------------------------------------------------- -----------------------------------------------
                 THE ALGER PORTFOLIOS                               FRED ALGER MANAGEMENT, INC.
------------------------------------------------------- -----------------------------------------------
Alger Large Cap Growth Portfolio, Class I-2             Long-term capital appreciation.
------------------------------------------------------- -----------------------------------------------
Alger Mid Cap Growth Portfolio, Class I-2               Long-term capital appreciation.
------------------------------------------------------- -----------------------------------------------
            CALVERT VARIABLE PRODUCTS, INC.*                CALVERT ASSET MANAGEMENT COMPANY, INC.
------------------------------------------------------- -----------------------------------------------
Calvert VP EAFE International Index Portfolio - World   Index:  MSCI EAFE Index.
Asset Management, Inc.
(Summit EAFE International Index Portfolio prior to
5/1/10)
------------------------------------------------------- -----------------------------------------------
            CALVERT VARIABLE SERIES, INC.*                  CALVERT ASSET MANAGEMENT COMPANY, INC.
------------------------------------------------------- -----------------------------------------------
Calvert VP Money Market Portfolio - No Subadviser       Money market: current income.
(Ameritas Money Market Portfolio prior to 5/1/10)
------------------------------------------------------- -----------------------------------------------
Calvert VP SRI Balanced Portfolio - Equity Portion:     Income and capital growth.
New Amsterdam Partners LLC; Fixed Income Portion: No
Subadviser (CVS Calvert Social Balanced Portfolio prior
to 5/1/10)
------------------------------------------------------- -----------------------------------------------
              DWS INVESTMENTS VIT FUNDS                   DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
------------------------------------------------------- -----------------------------------------------
DWS Equity 500 Index VIP Portfolio, Class A             Index:  S&P 500 Index.
------------------------------------------------------- -----------------------------------------------
DWS Small Cap Index VIP Portfolio, Class A              Index:  Russell 2000 Index.
------------------------------------------------------- -----------------------------------------------
       FIDELITY(R) VARIABLE INSURANCE PRODUCTS               FIDELITY MANAGEMENT & RESEARCH COMPANY
------------------------------------------------------- -----------------------------------------------
Fidelity(R) VIP Contrafund (R) Portfolio, Service Class Long-term capital appreciation.
2 (1,2,3)
------------------------------------------------------- -----------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio, Service Class  Index:  S&P 500 Index.
2 (1,2,3)
------------------------------------------------------- -----------------------------------------------
Fidelity(R) VIP High Income Portfolio, Service Class 2  Income and growth.
(1,2)
------------------------------------------------------- -----------------------------------------------
     - Subadvisers: (1)Fidelity Research & Analysis Company, Fidelity International Investment Advisors,
     Fidelity International Investment Advisors (U.K.) Limited; (2) FMR Co., Inc., Fidelity Investments
     Japan Limited; and (3) Fidelity Management & Research (U.K.) Inc.
------------------------------------------------------- -----------------------------------------------
  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST         TEMPLETON INVESTMENT COUNSEL, LLC
------------------------------------------------------- -----------------------------------------------
Templeton Foreign Securities Fund, Class 2              Long-term capital growth.
------------------------------------------------------- -----------------------------------------------
      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST               NEUBERGER BERMAN MANAGEMENT LLC
------------------------------------------------------- -----------------------------------------------
Neuberger Berman AMT Growth Portfolio, Class I          Growth of capital.
------------------------------------------------------- -----------------------------------------------
Neuberger Berman AMT Short Duration Bond Portfolio,     Bond: income; total return is secondary.
Class I
------------------------------------------------------- -----------------------------------------------
Neuberger Berman AMT Partners Portfolio, Class I        Capital growth.
------------------------------------------------------- -----------------------------------------------

ALLOCATOR 2000 VUL                    -11-

-------------------------------------------------------------------------------------------------------
          FUND NAME                                                   INVESTMENT ADVISER
PORTFOLIO NAME - SUBADVISER(S)                          PORTFOLIO TYPE / SUMMARY OF INVESTMENT STRATEGY
------------------------------------------------------- -----------------------------------------------
         OPPENHEIMER VARIABLE ACCOUNT FUNDS                         OPPENHEIMERFUNDS, INC.
------------------------------------------------------- -----------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Non-Service   Capital appreciation.
Shares
------------------------------------------------------- -----------------------------------------------
Oppenheimer High Income Fund/VA, Non-Service Shares     Current income.
------------------------------------------------------- -----------------------------------------------
Oppenheimer Main Street(R) Fund/VA, Non-Service Shares  Total return.
------------------------------------------------------- -----------------------------------------------
Oppenheimer MidCap Fund/VA, Non-Service Shares          Long-term growth.
------------------------------------------------------- -----------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Non-Service Shares  Current income.
------------------------------------------------------- -----------------------------------------------
          VAN ECK WORLDWIDE INSURANCE TRUST                     VAN ECK ASSOCIATES CORPORATION
------------------------------------------------------- -----------------------------------------------
Van Eck Worldwide Hard Assets Fund, Initial Class       Specialty.
------------------------------------------------------- -----------------------------------------------

* These funds are part of, and their investment adviser is an indirect subsidiary of the UNIFI Mutual Holding Company, the ultimate parent of Ameritas. Also, Calvert Distributors, Inc., an indirect subsidiary of UNIFI, is the underwriter for these funds.

o    ADDING, DELETING, OR SUBSTITUTING VARIABLE INVESTMENT OPTIONS

     We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

     We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

     Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent transfers or allocations. We will receive any necessary SEC and state approval before making any of these changes.

     We will notify you of any changes to the variable investment options.

o    RESOLVING MATERIAL CONFLICTS - UNDERLYING INVESTMENT INTERESTS
     In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying investment option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the TRANSFERS section, OMNIBUS ORDERS.)

o    VOTING RIGHTS
     As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights.

ALLOCATOR 2000 VUL                    -12-

     If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote those shares in the same proportions as we vote the shares for which we have received instructions from other Policy owners. We will vote shares that we hold in the same proportions as we vote the shares for which we receive instructions from other Policy owners. It is possible that a small number of Policy owners can determine the outcome of a voting proposal. The underlying portfolios may not hold routine annual shareholder meetings.

[ ]  FIXED ACCOUNT INVESTMENT OPTION

     There is one fixed interest rate option ("Fixed Account"), where we bear the investment risk. We guarantee that you will earn a minimum interest rate that will yield at least 4.5% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the minimum guaranteed rate per year for the life of the Policy. We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. Assets in the Fixed Account are subject to claims by creditors of the company. The focus of this prospectus is to disclose the Separate Account aspects of the Policy.

All amounts allocated to the Fixed Account become assets of our general account. Interest in the general account has not been registered with the SEC and is not subject to SEC regulation. Therefore, SEC staff have not reviewed the Fixed Account disclosures in this prospectus.

[ ]  TRANSFERS

     The Policy is designed for long-term investment. Excessive transfers such as those triggered by market timing services or other large or frequent transfers could harm other Policy owners by having a detrimental effect on investment portfolio management. Therefore, with notice to you, we reserve the right to reject any specific premium allocation or transfer request, if in the judgment of a Subaccount portfolio fund adviser, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy owners would otherwise potentially be adversely affected.

     We consider any transfer of money out of a Subaccount within 60 days of a purchase to be evidence of possible market timing. We will not execute such a trade until we provide the underlying portfolio's investment adviser with information about it for an opportunity to evaluate the transfer pursuant to the investment adviser's own standards, as stated in the Subaccount's underlying portfolio prospectus. Ultimately the portfolio's investment adviser has the authority to make the determination whether or not to accept a transfer.

     Subject to restrictions during the "right to examine period", you may transfer Policy value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

     TRANSFER RULES:
     o A transfer is considered any single request to move assets between one or more investment options.
     o We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available. Our Trading Unit facsimile number is 402-467-7923. Transfers will be processed on the Business Day they are received by our Trading Unit if received before close of the New York Stock Exchange (usually 3:00 p.m. Central Time). You must be available to receive a confirmation telephone call for any faxed transfer requests sent to us, or your trade may not be processed until it is confirmed.
     o    The transferred amount must be at least $250, or the entire
          Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)
          - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
          - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.

ALLOCATOR 2000 VUL                    -13-

     o A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
          -    may be delayed up to six months;
          -    is limited to a maximum:
               - during the first year, of 25% of the Fixed Account value on the date of the transfer;
               - during the second and subsequent years, of 25% of the Fixed Account value on the date of the last Policy Anniversary.
     o We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time. We and our portfolio managers consider market timing strategies, programmed transfers or transfers that are large in relation to the total assets of an investment option's underlying portfolio as disruptive. See the DISRUPTIVE TRADING PROCEDURES section for information about how we will address disruptive activity. We may react to disruptive transfers by, among other things, restricting the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer service. We may also refuse to act on transfer instructions of an agent acting under a power of attorney or otherwise who is acting on behalf of one or more Owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.
     o If the Policy value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, proportionately to the remaining investment options you selected in your latest allocation instructions. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another investment option.
     o In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

     OMNIBUS ORDERS
     Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

[ ]  THIRD-PARTY SERVICES

     Where permitted and subject to our rules, we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice on a form provided by us. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that charges charged by such third parties for their service are separate from and in addition to charges paid under the Policy.

[ ]  DISRUPTIVE TRADING PROCEDURES

     The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount's underlying portfolio can disrupt management of a Subaccount's underlying portfolio and raise expenses. This in turn can hurt performance of an affected Subaccount and therefore hurt your Policy's performance.

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy, unless such transfers are limited to Subaccounts whose underlying portfolio prospectus specifically permits such transfers.

ALLOCATOR 2000 VUL                    -14-

     Policy Owners should be aware that we are contractually obligated to provide Policy Owner transaction data relating to trading activities to the underlying funds on written request and, on receipt of written instructions from a fund, to restrict or prohibit further purchases of transfers by Policy Owners identified by an underlying fund as having engaged in transactions that violate the trading policies of the fund.

     We reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. Restrictions may include changing, suspending or terminating telephone, on-line and facsimile transfer privileges. We will enforce any Subaccount underlying portfolio manager's restrictions imposed upon transfers considered by the manager to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied.

     There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

     EXCESSIVE TRANSFERS
     We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:
     o    the total dollar amount being transferred;
     o    the number of transfers you make over a period of time;
     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
     o whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
     o the investment objectives and/or size of the Subaccount underlying portfolio.

     THIRD PARTY TRADERS
     We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:
     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
     o reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

     We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, or earnings sweep program are not subject to these rules, nor are they subject to a transfer fee. See the sections of the prospectus describing those programs for the rules of each program.

[ ]  SYSTEMATIC TRANSFER PROGRAMS
     We offer several systematic transfer programs. We reserve the right to alter or eliminate any program upon thirty days advance written notice to you.

o    DOLLAR COST AVERAGING PROGRAM
     Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the Money Market Subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time.

ALLOCATOR 2000 VUL                    -15-

     DOLLAR COST AVERAGING RULES:
     o    There is no additional charge for the Dollar Cost Averaging program.
     o We must receive notice of your election and any changed instruction - either Written Notice, by telephone transaction instruction, or by Internet when available.
     o    Automatic transfers can only occur monthly.
     o The minimum transfer amount out of the Money Market Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
     o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
     o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Month Anniversary following the date the Policy's "right to examine" period ends.
     o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the Money Market Subaccount or the Fixed Account is less than $100.
     o Dollar Cost Averaging is not available when the Portfolio Rebalancing program is elected.

o    PORTFOLIO REBALANCING PROGRAM
     The Portfolio Rebalancing program allows you to rebalance your Policy value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

     PORTFOLIO REBALANCING PROGRAM RULES:
     o    There is no additional charge for the Portfolio Rebalancing program.
     o    The Fixed Account is excluded from this program.
     o You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.
     o    You may have rebalancing occur quarterly, semi-annually or annually.
     o Portfolio Rebalancing is not available when the Dollar Cost Averaging program is elected.

o    EARNINGS SWEEP PROGRAM
     The Earnings Sweep program allows you to rebalance your Policy value by automatically allocating earnings from your Subaccounts among designated investment options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

     EARNINGS SWEEP PROGRAM RULES:
     o    There is no additional charge for the Earnings Sweep program.
     o    The Fixed Account is included in this program.
     o You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.
     o You may have your Earnings Sweep quarterly, semi-annually or annually.

ALLOCATOR 2000 VUL                    -16-

OTHER IMPORTANT POLICY INFORMATION
--------------------------------------------------------------------------------
[ ]  POLICY APPLICATION AND ISSUANCE

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

     The Policy was closed to new sales in 2002. Policies were issued for insureds no older than age 80 on the insured's birthday nearest to the Policy Date. Purchase of a Policy required an application, at least the Minimum Initial Premium to purchase the minimum initial face amount of life insurance of $100,000, and satisfactory evidence of the proposed insured's insurability. Underwriting to determine insurability was conducted before applications were accepted. The issuing insurance company had the right to reject any application. Insurance coverage became effective as of the Policy Date.

o    PREMIUM REQUIREMENTS
     Your premium checks should be made payable to "Ameritas Life Insurance Corp." We reserve the right to reject any premiums. We may postpone crediting any payment made by check until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources.

     Minimum Initial Premium
     -----------------------
     o    Minimum premium necessary to initiate coverage under the Policy.

     Additional Premiums
     --------------------
     o Payment of additional premiums is flexible, but must be enough to cover Policy charges.

     o Planned Periodic Premiums may be paid annually, semi-annually, quarterly, or monthly. You may change your Planned Periodic Premiums, subject to our approval. Because Policy value can fluctuate depending upon the performance of your selected variable investment options, payment of your Planned Periodic Premiums does not guarantee that your Policy will remain in force. Your Policy can lapse even if you pay all Planned Periodic Premiums on time.

     o If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment; otherwise it will be treated as a premium and added to Policy value.
     o Additional premiums are applied pursuant to your current allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction when you make the payment.
     o We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the federal Internal Revenue Code.

o    CREDITING AND ALLOCATING PREMIUMS
     Once it was determined that an application was in good order, initial net premium was credited to the Policy on the date the Policy was issued pursuant to allocation instructions. Net premiums allocated to the Subaccount of the Separate Account were allocated to the Money Market Subaccount for 15 days after the date the Policy was issued to accommodate State "Right to Examine" rights under the Policy. Then, Policy value was allocated to the investment options according to allocation instructions. Allocation to any investment option must be at least 5% of premiums submitted. Percentage allocations must be in whole numbers. Policy value can only be allocated to up to 10 of the available variable investment options plus the Fixed Account. If a Policy had not been issued, we would have returned your premium.

     You may continue to contribute to your Policy.

[ ]  POLICY VALUE

     On the Policy's date of issue, Policy value equaled the initial net premium (premium less the Premium Expense Charge) less the Policy's first monthly deduction. On any Business Day thereafter, total Policy value equals the sum of Policy value in the Separate Account variable investment options, the Fixed Account, and the Loan Account.

o    SEPARATE ACCOUNT VALUE
     Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's

ALLOCATOR 2000 VUL                    -17-

Accumulation Unit value at the end of the prior Business Day by the Subaccount's net investment factor for the current Business Day.

     The net investment factor for a Subaccount is determined by dividing (a) by
(b), and then subtracting (c) from the result, where:
     (a) is:
          1. the net asset value of the underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day; plus or minus
          2. any charge or credit during the current Business Day as a provision for taxes attributable to the operation or maintenance of that Subaccount.
     (b) is:
          1. the net asset value of the underlying portfolio as of the end of the previous Business Day; plus or minus
          2. any charge or credit during the previous Business Day as a provision for taxes attributable to the operation or maintenance of that Subaccount.
     (c) is the mortality and expense risk charge and the administration charge.

     We value the assets in each Subaccount at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

o    FIXED ACCOUNT VALUE
     The Policy value of the Fixed Account on any Business Day equals:
     (a) the Policy value of the Fixed Account at the end of the preceding Policy Month; plus
     (b) any net premiums credited to the Fixed Account since the end of the previous Policy Month; plus
     (c) any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus
     (d) any transfers and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
     (e) any partial withdrawal and withdrawal charge taken from the Fixed Account since the end of the previous Policy Month; minus
     (f) the Fixed Account's share of any monthly deductions from Policy value; minus
     (g)  the Fixed Account's share of charges for any optional features; plus
     (h) interest credited on the Fixed Account balance since the end of the previous Policy Month.

o    LOAN ACCOUNT VALUE
     The value in the Loan Account on any Business Day equals:
     o amounts transferred to the Loan Account from the investment options (the Subaccounts and the Fixed Account); plus
     o    interest credited to the Loan Account; minus
     o amounts transferred from the Loan Account into the investment options.

[ ]  MISSTATEMENT OF AGE OR SEX

     If the age or sex of the insured or any person insured by a Policy rider has been misstated on the application, the Policy death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for Policy charges and the cost of such additional benefits at the insured person's correct age or sex.

[ ]  SUICIDE

     We will pay the greater of any premiums received or Policy value, less any partial withdrawals and indebtedness, if the insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the date the Policy was issued (and in Missouri, the insured intended suicide at the time coverage was applied for). We will pay the greater of the monthly deductions for an increase in face amount of insurance coverage or Policy value attributable to such an increase if the insured, while sane or insane, commits suicide within two years (one year in Colorado and North Dakota) after the effective date of any increase (and in Missouri, the insured intended suicide at the time the increase was applied for). Optional feature riders to the Policy may have separate suicide provisions.

ALLOCATOR 2000 VUL                    -18-

[ ]  INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the insured's lifetime for two years from the date the Policy was issued or for two years from the date of any reinstatement. We will not contest the validity of an increase in the face amount of insurance coverage after the Policy has been in force during the insured's lifetime for two years from the effective date of any increase. Any contest of an increase in the face amount of insurance coverage will be based on the application for that increase. Optional benefit riders to the Policy may have separate incontestability provisions.

[ ]  ASSIGNMENT

     You may assign your Policy. We will not be responsible for the validity of an assignment or the extent of interest assigned. We will not be liable for any payments we make or actions we take before we receive Written Notice of an assignment.

[ ]  TELEPHONE TRANSACTIONS

TELEPHONE TRANSACTIONS PERMITTED
o    Transfers among investment options.
o    Establish systematic transfer programs.
o    Change premium allocations.

HOW TO AUTHORIZE TELEPHONE TRANSACTIONS
o Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

TELEPHONE TRANSACTION RULES
o Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
o    Will be recorded for your protection.
o For security, you or your authorized designee must provide your Social Security number and/or other identification information.
o    May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

[ ]  LAPSE AND GRACE PERIOD

o    LAPSE

     Because Policy value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all Planned Periodic Premiums on time.

     This Policy will lapse with no value when Policy value is not enough to cover any due but unpaid charges and, where a Policy loan exists, any loan interest due. However, this Policy will not terminate during a grace period as long as sufficient premium is paid by the end of the grace period to prevent lapse.

          LAPSE OF THE POLICY MAY RESULT IN ADVERSE TAX CONSEQUENCES.
 SEE DISCUSSION AT TAX MATTERS, TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS.

o    GUARANTEED DEATH BENEFIT

     We guarantee the Policy will not lapse during its first five Policy Years so long as the Benchmark Premium (See "Premium" in the DEFINED TERMS section.), adjusted for partial withdrawals and outstanding loan and loan interest, is paid, even if the Cash Surrender Value is not enough to pay Policy charges due. This feature may be modified or not available in all states.

     If you meet the Guaranteed Death Benefit Premium requirements and the following rules, we further guarantee the Policy will not lapse before the later of the insured's age 65 or the end of the 10th Policy Year, even if the Cash Surrender Value is not enough to pay Policy charges due but unpaid.
     o If the Policy does lapse, the Guaranteed Death Benefit ends and is not reinstated even if the underlying Policy is reinstated after a grace period;
     o Increases in face amount of insurance will be reflected in the Guaranteed Death Benefit Premium requirement from the effective date of the change; and
     o Policy premiums paid to date, minus partial withdrawals since the Policy Date, and minus outstanding Policy loans and loan interest charged, must meet or exceed the cumulative Guaranteed Death Benefit Premium required to date.

ALLOCATOR 2000 VUL                    -19-

o    GRACE PERIOD

     If your Policy lapses, we allow you a 61-day grace period to make a premium payment in order to continue the Policy. The grace period begins on the date we mail a notice of the premium necessary to keep this Policy in force. We will mail this notice to you at your current address on record with us and to any assignee on record. Insurance coverage continues during the grace period, but the Policy has no value for purposes of Policy loans, surrenders or transfers. If sufficient premium is not paid by the end of the grace period, the Policy will terminate without value as of the first day of the grace period. If the insured dies during the grace period, we will deduct Policy charges due but not paid from the death benefit proceeds payable.

[ ]  REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse and before the maturity date. To reinstate, we must receive:
     o    Written application signed by you and the insured;
     o Evidence of the insured's insurability satisfactory to us, and the insurability of any insured covered under an optional benefit rider;
     o    Premium at least equal to the greater of:
          (1) An amount sufficient to bring the Cash Surrender Value after the first monthly deduction to an amount greater than zero; or
          (2)  Three times the current Policy Month's monthly deductions.
     o    Reinstatement of any outstanding Policy debt.

     The effective date of reinstatement will be the Policy Month date on or next following the date the reinstatement is approved.

     The face amount of the reinstated Policy may not exceed the face amount at the time of lapse. The Policy value on the effective date of reinstatement will equal the Policy value as of the beginning of the grace period that ended in termination of the Policy. The surrender charge at reinstatement, if any, will be based on the current Policy Year as if the Policy had never terminated.

     The Policy cannot be reinstated once it has been fully surrendered.

[ ]  DELAY OF PAYMENTS OR TRANSFERS

     We will usually pay any amounts from the Separate Account requested as a partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payments of a full or partial surrender from the Fixed Account for up to six months from the date we receive your Written Notice requesting the surrender.

[ ]  BENEFICIARY

     You may change your beneficiary by sending Written Notice to us, unless the named beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named beneficiary is irrevocable, you may change the named beneficiary only by Written Notice signed by both you and the beneficiary. If more than one named beneficiary is designated, and you fail to specify their interest, they will share equally.

     If the named beneficiary dies before you, then your estate is the beneficiary until you name a new beneficiary.

     The interest of any beneficiary is subject to that of any assignee.

ALLOCATOR 2000 VUL                    -20-

[ ]  POLICY CHANGES

     Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Center and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

[ ]  "FREE LOOK" RIGHTS

     When you purchased your Policy, most States provided a limited period of time within which to cancel the Policy, usually called a "right to examine" or "free look" period. The amount that would have been refunded if you had cancelled during that period varied, but always would have been at least the amount required by the State whose law governs your Policy.

[ ]  OPTIONAL FEATURES

     Subject to certain requirements, one or more of the following optional insurance benefits may be added to your Policy by rider. The cost of any optional insurance benefit will be deducted monthly from Policy value as stated in this prospectus' CHARGES section.

o    TOTAL DISABILITY RIDER

     This Rider provides that during periods of the insured's total disability, as defined in the Rider, we will pay benefits to the Policy Owner by paying some or all of the Policy premiums, and by waiving the charge for this Rider. The Owner chooses the benefit level at the issue of the Rider. There is an additional charge for this Rider.

o    LEVEL RENEWABLE TERM RIDER

     This Rider provides term insurance upon the insured's life in addition to the death benefit coverage under the Policy. There is an additional charge for this Rider.

o    CHILDREN'S INSURANCE RIDER

     This Rider provides term insurance upon the insured's children, as defined in the Rider. There is an additional charge for this Rider.

o    OTHER INSURED RIDER

     This Rider provides term insurance upon the life of any family member of the insured. There is an additional charge for this Rider.

o    GUARANTEED INSURABILITY RIDER

     This Rider provides that you can purchase additional insurance upon the insured at certain future dates without evidence of insurability. There is an additional charge for this Rider.

o    ACCIDENTAL DEATH BENEFIT RIDER

     This Rider provides additional insurance if the insured's death results from accidental bodily injury, as defined in the Rider. There is an additional charge for this Rider.

o    ACCELERATED DEATH BENEFIT RIDER

          In those States that permit this benefit, this Rider allows a percentage of the death benefit to be paid to you if the insured suffers from a terminal illness or injury, as defined in the Rider. There is no charge for this Rider, but there are underwriting requirements.

[ ]  LEGAL PROCEEDINGS

     As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets.

[ ]  HOW TO GET FINANCIAL STATEMENTS

     Our financial statements are included in a Statement of Additional Information ("SAI"). For information on how to obtain copies of these financial statements, at no charge, see the STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT section on the Last Page of this prospectus.

ALLOCATOR 2000 VUL                    -21-

[ ]  RULE 12H-7 EXEMPTION

     Ameritas relies on the exemption provided by Rule 12h-7 to file reports under the Securities Exchange Act of 1934.

[ ]  DISTRIBUTION OF THE POLICY

     Our underwriter and majority-owned subsidiary, Ameritas Investment Corp., enters into contracts with its own registered representatives to sell Policies and with various broker-dealers ("Distributors") to distribute Policies through their representatives. Total commission paid for the Policies and other information about distribution compensation can be found in this prospectus's Statement of Additional Information ("SAI"). Instructions to obtain an SAI are on the Last Page of this prospectus. It is also fair for you to ask a representative about the commission they earn for the sale of a Policy. Information about compensation we pay helps you determine whether a representative may have an incentive to recommend our product over another.

     In addition to regularly scheduled commission, which is indirectly paid for by certain Policy charges, distribution compensation can include periodic cash incentives paid based upon sales goals. We may enter into special compensation or reimbursement arrangements with certain broker-dealers for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees and production incentive bonuses. The list of broker-dealers to whom we pay conference sponsorship fees (typically ranging from $5,000 to $25,000) and marketing support allowances may change from time to time. In 2009, we paid no conference sponsorship fees. We paid marketing support allowances to certain agencies affiliated with Centralife Annuities Service, Inc., the minority owner (20%) of AIC. Any additional compensation is paid out of our own assets and will not result in any additional direct charge to you.

POLICY DISTRIBUTIONS
--------------------------------------------------------------------------------
     The principle purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or fully surrender it for its Cash Surrender Value. Tax penalties and surrender charges may apply to amounts taken out of your Policy.

[ ]  DEATH BENEFIT
     Upon the insured's death, we will pay to the Policy beneficiary:
     (a) the death benefit on the insured's life under the death benefit option in effect; plus
     (b) any additional life insurance proceeds provided by any optional benefit or rider; minus
     (c)  any outstanding Policy debt; minus
     (d) any due and unpaid Policy charges, including deductions for the month of death.

     We will pay the death benefit after we receive Due Proof of Death of the insured's death and as soon thereafter as we have sufficient information about the beneficiary to make the payment. Death benefits may be paid pursuant to a payment option to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. If neither you nor the beneficiary makes a payment option election within 60 days of our receipt of Due Proof of Death, we will issue a lump-sum payment to the beneficiary.

A death benefit is payable upon:
-   Your Policy being in force;
-   Our receipt of Due Proof of Death of the Insured;
-   Our receipt of sufficient beneficiary information to make the payment; and
-   Your election of a payment option.
"DUE PROOF OF DEATH" is generally a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

o    DEATH BENEFIT OPTIONS
     You may choose one of two death benefit options. Option A is in effect unless you elect Option B. For the same specified amount and premium payments, Option B provides higher death benefit protection, higher cost of insurance charges, and lower Policy value than Option A. Generally, choose Option A if you want to build Policy value faster but aren't as concerned with continued growth of Policy death benefit, and Option B if you want your Policy death benefit to grow over time but aren't as concerned with growth of Policy value.

ALLOCATOR 2000 VUL                    -22-

DEATH BENEFIT OPTION A
----------------------
     If you prefer to have favorable investment performance, if any, reflected in higher Policy value rather than increased insurance coverage, you should generally select Option A.
     Under Option A, the death benefit is the greater of:
     (a)  the face amount of insurance coverage on the insured's date of death;
          or
     (b) the Policy value on the date of death multiplied times the corridor percentage (see below).
DEATH BENEFIT OPTION B
----------------------
     If you prefer to have favorable investment performance, if any, reflected in increased insurance coverage rather than higher Policy value, you should generally select Option B.
     Under Option B, the death benefit is the greater of:
     (a) the face amount of insurance coverage on the date of death plus the Policy value; or
     (b) the Policy value on the date of death multiplied times the corridor percentage (see below).
----------- --------- --------- -------- --------- --------- --------- ---------
Attained    Corridor  Attained  Corridor Attained  Corridor  Attained  Corridor
   Age         %        Age        %       Age        %        Age        %
----------- --------- --------- -------- --------- --------- --------- ---------
   0-40       250%
    41        243%       51      178%       61       128%       71       113%
    42        236%       52      171%       62       126%       72       111%
    43        229%       53      164%       63       124%       73       109%
    44        222%       54      157%       64       122%       74       107%
    45        215%       55      150%       65       120%     75-90      105%
    46        209%       56      146%       66       119%       91       104%
    47        203%       57      142%       67       118%       92       103%
    48        197%       58      138%       68       117%       93       102%
    49        191%       59      134%       69       116%      94+       101%
    50        185%       60      130%       70       115%
----------- --------- --------- -------- --------- --------- --------- ---------

o    CHANGES IN DEATH BENEFIT OPTION
     After the first Policy Year, you may change your Policy's death benefit option.

CHANGES IN DEATH BENEFIT OPTION RULES
o  Your request for a change must be by Written Notice.
o You can only change your Policy death benefit option once each Policy Year. The change will be effective on the Policy Month date after we receive your request.
o  There is no fee to change your Policy death benefit option.
o CHANGING FROM OPTION A TO OPTION B: The face amount is decreased by an amount equal to the total Policy value as of the date of the change.
o CHANGING FROM OPTION B TO OPTION A: The face amount of insurance will equal the death benefit on the date of the change.
o The change is only allowed if the new face amount of insurance meets the requirements set forth in the CHANGE IN FACE AMOUNT OF INSURANCE COVERAGE section, below.

o       CHANGE IN FACE AMOUNT OF INSURANCE COVERAGE
        You may change the current face amount (or "specified amount") of insurance coverage by Written Notice on a form provided by us, and subject to our approval. A change could have federal tax consequences (see this prospectus' TAX MATTERS section). Any change will take effect on the Policy Month date on or after the date we receive your Written Notice.

INCREASE [arrow symbol pointing up] IN COVERAGE RULES
o  No increase is allowed in the first Policy Year.
o  The insured's age nearest birthday must be 80 or younger.
o A new application, evidence of insurability, and additional premium for the amount of the increase may be required.
o Minimum amount of an increase in face amount of insurance coverage is $25,000.
o Cost of insurance charges for the increase will be based upon the insured's attained age and underwriting class at the time of the increase.
o Additional premium may be required if Policy value at the time of the increase, minus outstanding Policy debt, is less than an amount equal to 12 times what the current monthly deductions from Policy value will be reflecting the increase in face amount of insurance coverage.
o Applicable surrender charges will increase based upon the amount of the increase.

ALLOCATOR 2000 VUL                    -23-

DECREASE [arrow symbol pointing down] IN COVERAGE RULES
o No decrease is allowed in the first Policy Year nor during the first 12 Policy Months following an increase in face amount of insurance coverage except for a decrease which is the result of a partial withdrawal.
o  The face amount of coverage after the decrease must be at least $25,000.
o We may limit any requested decrease to the amount necessary to keep the Policy in compliance with maximum premium limits under federal tax law.
o For purposes of determining the new Cost of Insurance charge, the decrease will reduce the face amount of insurance coverage by first reducing the face amount provided by the most recent increase, then the next most recent increase successively, and finally the Policy's initial face amount of insurance coverage.

[ ]  MATURITY DATE

     This Policy's normal maturity date is the Policy Anniversary following the insured's 95th birthday. On the maturity date we will pay you the Policy value, less any loan and unpaid loan interest, if the insured is then living and this Policy is in force. The Policy may terminate prior to the maturity date as described in the LAPSE AND GRACE PERIOD section. If the Policy does continue in force to the maturity date, it is possible there will be little or no Policy value at that time.

[ ]  POLICY LOANS

     If you ask, your sales representative or we may be able to provide you with illustrations giving examples of how a loan might affect Policy value, Cash Surrender Value and death benefit. Any loan transaction will permanently affect Policy values. Surrender or lapse of a Policy while a loan is outstanding could result in significant tax consequences.

                Amount You Can Borrow                             Loan Interest Rate
---------------------------------------------------- --------------------------------------------
Standard Policy Loan. You may borrow not less than   Standard Policy Loan. Net annual loan
$1,000 nor more than 90% of the Policy Cash          interest rate of 1.95%: we charge an
Surrender Value                                      interest rate in advance with a 6.45%
                                                     effective annual yield, but we also credit
                                                     an interest rate with an effective annual
                                                     yield of 4.5% to any amounts in the Loan
                                                     Account.
---------------------------------------------------- --------------------------------------------
Reduced Rate Policy Loan. Available after the 5th    Reduced Rate Policy Loan. Net annual loan
Policy Year. Amount eligible is limited to Policy    interest rate of 0%: we charge an interest
earnings (Policy value exceeding the amount of       rate in advance with a 4.5% effective
premiums paid minus any previous partial             annual yield, but we also credit an interest
withdrawals, minus any outstanding Reduced Rate      rate with an effective annual yield of 4.5%
Policy Loan); but, cannot exceed the maximum         to any amounts in the Loan Account.
available loan amount. Any Standard Policy Loan
outstanding at the end of the 5th Policy Year will
become a Reduced Rate Policy Loan up to the eligible
amount from that point forward. Once a loan is
categorized as a Reduced Rate Policy Loan, it will
continue to be charged the reduced loan rate.
---------------------------------------------------- --------------------------------------------

LOAN RULES
o The Policy must be assigned to us as sole security for the loan.
o We will accept a loan request signed by you on our form of Written Notice by mail or facsimile.
o We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The amounts will be transferred on a pro rata basis, unless you instruct us otherwise.
o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest on a pro-rata basis from balances in all Subaccounts and the Fixed Account.
o If Policy debt exceeds Policy value minus accrued expenses and charges, you must pay the excess or your Policy will lapse.
o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of the loan repayment from the Loan Account and allocate that amount among the Subaccounts and the Fixed Account in the same percentages as net premium is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
o The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
o We may defer making a loan for up to six months unless the loan is to pay premiums to us.

ALLOCATOR 2000 VUL                    -24-

[ ]  FULL SURRENDER
     While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a full surrender, all your rights in the Policy end, and the Policy may not be reinstated.

     FULL SURRENDER RULES
        o We will accept a full surrender request signed by you on our form of Written Notice by mail or facsimile. However, when accepting a request by a method not requiring an original signature, there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.
        o A surrender charge may apply. The surrender charge is described in the CHARGES and CHARGES EXPLAINED sections of this prospectus.
        o We may defer surrender payments from the Fixed Account for up to six months from the date we receive your request.

[ ]  PARTIAL WITHDRAWAL

     While the insured is alive, you may withdraw part of the Policy value. The amount requested and any partial withdrawal charge will usually be deducted from the Policy value on the date we receive your request if received before 3 p.m. Central Time.

     If DEATH BENEFIT OPTION A (described above) is in effect, then the current face amount of insurance coverage as well as Policy value will be reduced by the amount of any partial withdrawal.

     If DEATH BENEFIT OPTION B (described above) is in effect, the Policy value will be reduced by the amount of the partial withdrawal, but the face amount of insurance coverage will not change.

     PARTIAL WITHDRAWAL RULES
     o We will accept a partial withdrawal request signed by you on our form of Written Notice by mail or facsimile.
     o The applicable Partial Withdrawal Charge is described in the CHARGES EXPLAINED section of this prospectus.
     o The MINIMUM partial withdrawal amount is $100; the MAXIMUM is an amount such that the remaining Cash Surrender Value is an amount sufficient to maintain the Policy in force at our required minimum face amount.
     o    A partial withdrawal is irrevocable.
     o For tax purposes, partial withdrawals are treated as made first from premiums paid and then from earnings, beginning with the most recent premium payment, unless the Policy is a modified endowment contract.
     o Partial withdrawals will be deducted from your Policy investment options on a pro rata basis, unless you instruct us otherwise. If the value of an investment option after a withdrawal pursuant to your instructions is less than $100, the amounts will be deducted on a pro rata basis.
     o Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount.
     o We reserve the right to defer withdrawal payments from the Fixed Account for up to six months from the date we receive your request.
     o Depending upon the circumstances, a partial withdrawal may have tax consequences.

[ ]  PAYMENT OF POLICY PROCEEDS

     A primary function of a life insurance policy is to provide payment options for payment of Policy proceeds in a way that best benefits the payee. Policy proceeds are payable upon the insured's death, a full surrender or partial withdrawal of Policy value, or upon any other benefit where certain proceeds are payable. You may elect to have Policy proceeds paid under one of several payment options or as a lump sum. If another option is not chosen within 60 days of the date we receive satisfactory proof of the insured's death, we will make payment in a lump sum to the beneficiary.

        RULES FOR PAYMENT OF POLICY PROCEEDS
        o You, or your beneficiary after your death if you are the insured, may elect a payment option by completing an election form that can be requested from us at any time.
        o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
        o An association, corporation, partnership or fiduciary can only receive a lump sum payment or a payment under a fixed period payment option (Option C).
        o Any payment option chosen will be effective when we acknowledge it.

ALLOCATOR 2000 VUL                    -25-

        o We may require proof of your age or survival or the age or survival of the payee.
        o We reserve the right to pay the proceeds in one lump sum when the amount is less than $5,000, or when the payment option chosen would result in periodic payments of less than $100. If any payment would be or becomes less than $100, we also have the right to change the frequency of payments to an interval that will result in payments of at least $100. In no event will we make payments under a payment option less frequently than annually.
        o No payee may commute, encumber or alienate any proceeds under this Policy before they are due. No proceeds are subject to attachment for any debt or obligation of any payee.
        o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed payment option.

     Payments under the payment options are FIXED PAYMENTS based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 4 1/2% on an annual basis. Proceeds to fund payments are transferred to our general account and are no longer a part of the Separate Account. We have sole discretion whether or not to pay a higher interest rate for payment options A, B, C, D or E (see below). Current single premium immediate annuity rates for options D or E are used if higher than the guaranteed amounts. Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the date payment of Policy proceeds is to begin, and does not change.

o    SELECTING A PAYMENT OPTION
     Once fixed payments under a payment option begin, they cannot be changed. (We may allow the beneficiary to transfer amounts applied under options A to C to options D to F after the date payment of Policy proceeds begins. However, we reserve the right to discontinue this practice.)

The longer the guaranteed or projected payment option period, the lower the amount of each payment.

     NOTE: IF YOU ELECT PAYMENT OPTIONS D OR E AND SELECT A NON-GUARANTEED PERIOD, IT IS POSSIBLE THAT ONLY ONE ANNUITY PAYMENT WOULD BE MADE UNDER THE PAYMENT OPTION IF THE PERSON WHOSE LIFE THE PAYMENT IS BASED UPON (THE "MEASURING LIFE") DIES BEFORE THE DUE DATE OF THE SECOND PAYMENT, ONLY TWO PAYMENTS WOULD BE MADE IF THE "MEASURING LIFE" DIED BEFORE THE DUE DATE OF THE THIRD PAYMENT, ETC.

     The payment options for receiving Policy proceeds are:

A. INTEREST PAYMENT. We will pay interest each month at a rate determined by us on the amount retained.

B. PAYMENTS FOR A FIXED AMOUNT. Proceeds are paid in equal monthly installments until proceeds, with interest, have been fully paid. The total annual payment must be at least 5% of the amount retained.

C. PAYMENTS FOR A FIXED PERIOD. Proceeds are paid in equal monthly installments for the specified period chosen not to exceed 20 years.

D. LIFETIME INCOME. Proceeds are paid as equal monthly installments based on the life of a named person, and continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time or a lump sum refund.

E. JOINT AND LAST SURVIVOR LIFETIME INCOME. Proceeds are paid as equal monthly installments during the joint lives of two individuals and until the last of them dies. Variations provide for a reduced amount of payment during the lifetime of the surviving person.

F.   LUMP SUM. Proceeds are paid in one sum.

     In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all beneficiary accounts in place at any given time. We will send the beneficiary a checkbook within seven days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the general account.

ALLOCATOR 2000 VUL                    -26-

TAX MATTERS
--------------------------------------------------------------------------------
     The following is only general information about federal tax law and is not intended as tax advice to any individual. Tax laws affecting the Policy are complex, may change and are affected by your facts and circumstances. We cannot guarantee the tax treatment of the Policy or any transaction involving the Policy. You should consult your own tax adviser as to how these general rules and any applicable taxes will apply to you if you purchase a Policy.

o    LIFE INSURANCE QUALIFICATION; TAX TREATMENT OF DEATH BENEFIT

     The Internal Revenue Code, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about how those tests apply to the Policy.

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     o you should not be considered in constructive receipt of the Cash Surrender Value, including any increases in Cash Surrender Value, unless and until it is distributed from the Policy, and
     o the death benefit should be fully excludable from the beneficiary's gross income; however, Congress has recently enacted new statutory provisions relating to employer owned life insurance. The death benefit of life insurance owned by an employer is taxable unless the insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income. Any employer contemplating the purchase of a life insurance contract should consult a tax adviser.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

     Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Distributions from a modified endowment contract are taxed under different rules, most notably distributions are treated as from income first (to the extent of any gain in the contract) then from cost basis. There are other differences related to modified endowment contracts, such as loans being treated as a distribution (see TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS, below). The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Policy value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. WHEN A PREMIUM PAYMENT IS CREDITED WHICH WE BELIEVE CAUSES THE POLICY TO BECOME A MODIFIED ENDOWMENT CONTRACT, WE WILL NOTIFY YOU and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.

     A Policy issued in exchange for a modified endowment contract is also treated as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

ALLOCATOR 2000 VUL                    -27-

     SPECIAL CONSIDERATIONS FOR CORPORATIONS AND EMPLOYERS

     Premium paid by a business for a life insurance Policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the Policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from the Policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Policy's Cash Surrender Value are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes. In 2006, Congress adopted new rules relating to Employer Owned Life Insurance. Any employer contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser regarding the Employee Notice and Consent requirements to avoid the income taxation of the life insurance death benefits.

     TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

     Upon a surrender or lapse of the Policy, if the amount received plus any outstanding Policy debt exceeds the total cost basis in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

"Cost Basis in the Policy" means:
- the total of any premium payments or other consideration paid for the Policy, minus
-   any withdrawals previously recovered that were not taxable.

Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:
     1) All distributions, including surrender and partial withdrawals, are treated as ordinary income subject to tax to the extent the excess (if any) of the Policy value immediately before the distribution exceeds the cost basis in the Policy at such time.
     2) Loans from or secured by the Policy are treated as distributions and taxed accordingly. If you do not repay loan interest, the loan interest itself is treated as a distribution.
     3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts are generally treated as first recovering the cost basis in the Policy and then, only after the return of all such cost basis in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy).

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that reduced rate loans could be treated as distributions rather than loans.

     Distributions (including upon surrender) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule. If a Policy is not now but later becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change will become taxable pursuant to modified endowment contract rules.

     OTHER POLICY OWNER TAX MATTERS

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial or full surrender, a lapse, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer and other tax consequences of ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or beneficiary.

ALLOCATOR 2000 VUL                    -28-

     Interest paid on Policy loans generally is not tax deductible.

     Aggregation of modified endowment contracts. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within any 12-month period, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstance.

     Diversification requirements. Investments of the Separate Account must be "adequately diversified" for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with diversification requirements could subject you to immediate taxation on the incremental increases in Policy value plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.

     Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Separate Account may cause you, rather than us, to be treated as the owner of the assets in the Separate Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Separate Account, income and gains from the Separate Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Policy values. These differences could result in you being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Separate Account.

     Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this Policy for the arrangement.

ALLOCATOR 2000 VUL                    -29-

DEFINED TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNITS are an accounting unit of measure used to calculate the Policy value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

BUSINESS DAY is each day that the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE is the total Policy value less outstanding loans and loan interest, less any due but unpaid Policy charges.

FIXED ACCOUNT is an account that credits a fixed rate of interest guaranteed by us and is not affected by the experience of the variable investment options of the Separate Account. The Fixed Account is part of our general account.

LOAN ACCOUNT is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the variable investment options of the Separate Account. The Loan Account is part of our general account.

OWNER, YOU, YOUR is you -- the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

PLANNED PERIODIC PREMIUMS means scheduled premiums of a level amount at a fixed interval over a specified period of time.

POLICY DATE is the effective date for Policy coverage. It is usually, but need not be, the same as the date the Policy is issued.

POLICY YEAR/MONTH/ANNIVERSARY are measured from respective anniversary dates of the Policy Date of your Policy.

PREMIUM
     BENCHMARK PREMIUM is the monthly premium, listed in your Policy, which if paid, allows us to guarantee that your Policy will not lapse during the first five Policy Years if total premiums paid equals or exceeds the sum of Benchmark Premiums since the Policy was issued.
     GUARANTEED DEATH BENEFIT PREMIUM is an annual premium listed in your Policy which, if paid and there are no Policy loans outstanding or partial surrenders that have been taken, allows us to guarantee the Policy will not lapse before the later of the insured's 65th birthday or the end of the 10th Policy Year since coverage became effective.
     TARGET PREMIUM is an annual premium amount used to calculate surrender charges and agent compensation.

SUBACCOUNT is a variable investment option division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single, underlying, non-publicly traded portfolio issued through a series fund.

VALUATION PERIOD is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business on the next succeeding Business Day.

WE, US, OUR, AMERITAS -- Ameritas Life Insurance Corp.

WRITTEN NOTICE OR REQUEST -- Written notice, signed by you, in good order, on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 "O" Street, Lincoln, NE 68510), fax 1-402-467-7335. Call us if you have questions about what form or information is required.
--------------------------------------------------------------------------------

ALLOCATOR 2000 VUL                    -30-

                                   THANK YOU
         for reviewing this Prospectus. You should also review the fund prospectuses for the portfolio underlying each Subaccount variable investment option you wish to select.


                             IF YOU HAVE QUESTIONS,
wish to request a Statement of Additional Information or inquire about a Policy, including a personalized illustration (without charge), contact your sales representative, or write or call us at:

                         Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 82550
                            Lincoln, Nebraska 68501
                                       or
                                5900 "O" Street
                            Lincoln, Nebraska  68510
                           Telephone: 1-800-745-1112
                              Fax: 1-402-467-7335
                 Interfund Transfer Request Fax: 1-402-467-7923
                           website: www.ameritas.com


                           REMEMBER, THE CORRECT FORM
is important for us to accurately process your Policy elections and changes. Many service forms can be found in the "Products & Services" section of our website. Or, call us at our toll-free number and we will send you the form you need.

[ ]  ILLUSTRATIONS

     Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, Cash Surrender Value and Policy value with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your sales representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation.

[ ]  STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT

     A Statement of Additional Information ("SAI") dated September 1, 2010 contains other information about the Separate Account and the Policy. You may obtain a copy by calling our toll-free telephone number, at the left. Within three Business Days after we receive your request for an SAI, we will send your copy, without charge, by first class mail or e-mail. Information about the Separate Account (including the SAI) is available on the SEC's website (www.sec.gov, select "Search for Company Filings," select "file number," then type "333-142495"), or can be reviewed and, for a fee, copied at or ordered from the SEC's Public Reference Room, 100 F Street, NE, Washington, D.C. 20549-0102. (You may direct questions to the SEC at 202-551-8090.)

[ ]  REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Policy value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrender, partial withdrawals, and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

(C) 2010 Ameritas Life Insurance Corp.

                                    AMERITAS
                              LIFE INSURANCE CORP.
                                A UNIFI COMPANY

ALLOCATOR 2000 VUL                LAST PAGE        SEC Registration #: 811-21136

--------------------------------------------------------------------------------
Statement of Additional Information:  September 1, 2010
to accompany Policy Prospectuses dated:  September 1, 2010

ALLOCATOR 2000                              [Ameritas Life Insurance Corp. Logo]
FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
offered through
AMERITAS VARIABLE SEPARATE ACCOUNT VL
--------------------------------------------------------------------------------

TABLE OF CONTENTS                                             PAGE

General Information and History................................1

Services.......................................................2
Underwriter
Distribution of the Policy

More Information on Charges....................................3
        Waiver of Certain Charges
        Underwriting Procedure
Distribution of Materials
Advertising

Performance Data...............................................4
Financial Statements

--------------------------------------------------------------------------------

CONTACTING US. To answer your questions or to send additional premium, contact your sales representative or write or call us at:
                          Ameritas Life Insurance Corp.
                                 Service Center
                                 P.O. Box 82550
                             Lincoln, Nebraska 68501
                                       Or
                                  5900 O Street
                             Lincoln, Nebraska 68510
                            Telephone: 1-800-745-1112
                               Fax: 1-402-467-7335
                                www.ameritas.com


EXPRESS MAIL PACKAGES SHOULD BE SENT TO OUR STREET ADDRESS, NOT OUR P.O. BOX ADDRESS.

This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the Policy prospectus and should be read together with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 82550, Lincoln, Nebraska 68501, by e-mailing us or accessing it through our website at www.ameritas.com, or by calling us at 1-800-745-1112. Defined terms used in the current prospectus for the Policies are incorporated in this Statement.

[ ]  GENERAL INFORMATION AND HISTORY

     Ameritas Variable Separate Account VL is a separate investment account of Ameritas Life Insurance Corp. ("we, us, our, Ameritas"). We are engaged in the business of issuing life insurance and annuities, group dental, eye care and hearing care insurance, retirement plans and 401(k) plans throughout the United States (except New York). We are a stock life insurance company organized under the insurance laws of the State of Nebraska since 1887. We are wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company. AHC is wholly owned by UNIFI Mutual Holding Company ("UNIFI"), a Nebraska mutual insurance holding company. "UNIFI Companies" is a marketing name for the subsidiaries of UNIFI. The UNIFI Companies are a diversified family of financial services businesses. For a complete list of the UNIFI Companies and their products and services, visit the UNIFI Companies' website at www.unificompanies.com. Each UNIFI company is solely responsible for its own financial condition and contractual obligations.

     Prior to May 1, 2007, the Policies described in this Statement of Additional Information and in the prospectus were offered and issued by Ameritas Variable Life Insurance Company ("AVLIC"). Effective May 1, 2007, AVLIC merged into Ameritas, AVLIC's former parent. Ameritas Variable Separate Account VL is now a separate investment account of Ameritas. Policies previously issued by AVLIC now are Policies of Ameritas, which will service and maintain those Policies in accordance with their terms.

Allocator 2000 VUL                   SAI:1   Statement of Additional Information

[ ]  SERVICES
     Affiliates of Ameritas provide administrative services to Ameritas relating to policies offered by its separate accounts, including Ameritas Variable Separate Account VL (the "Registrant"). These services are provided under the UNIFI Companies' General Administrative Services Agreement dated January 1, 2006 (the "Agreement"). Under the terms of the Agreement, certain affiliates provide management, administrative, information technology, actuarial, and other services to Ameritas. The Agreement is not an agreement of or an expense to the Registrant. For the services provided to Ameritas relating to the Registrant and its variable life insurance policies under the terms of the Agreement, Ameritas paid the following amounts to the listed affiliates in the last three years:
                                        ----------------------------------------
              AFFILIATE: *       YEAR:          2007        2008         2009
--------------------------------------------------------------------------------
Acacia Life Insurance Company                 $110,737     $42,917     $34,590

--------------------------------------------------------------------------------
The Union Central Life Insurance Company      $102,193    $201,604    $645,598

--------------------------------------------------------------------------------
* Each affiliate listed became a wholly-owned subsidiary of Ameritas in 2009.

[ ]  UNDERWRITER

     Policies in Ameritas Variable Separate Account VL were distributed by Ameritas Investment Corp. (AIC), 5900 O Street, Lincoln, Nebraska 68510, a majority-owned subsidiary of ours. AIC enters into contracts with various broker-dealers ("Distributors") to distribute Policies.

                        YEAR:                 2007        2008         2009
--------------------------------------------------------------------------------
Variable life insurance commission
Ameritas (AVLIC prior to May 1,            $266,383     $360,871     $230,562
2007) paid to AIC that was paid
to other broker-dealers and
representatives (not kept by AIC).
--------------------------------------------------------------------------------
Variable life insurance commission                0            0            0
earned and kept by AIC.
--------------------------------------------------------------------------------
Fees Ameritas  paid to AIC for                    0            0      $38,849
variable life insurance Principal
Underwriter services.
--------------------------------------------------------------------------------

[ ]  DISTRIBUTION OF THE POLICY

     Our underwriter, AIC, enters into contracts with Distributors to distribute policies issued from our separate accounts. These Distributors are registered with the SEC and are members of the Financial Industry Regulatory Authority ("FINRA"). All persons selling policies must be registered representatives of the Distributors, and must also be licensed as insurance agents to sell variable insurance products.

DISTRIBUTION COMPENSATION (AMERITAS VARIABLE SEPARATE ACCOUNT VL PRODUCTS ARE NO LONGER BEING SOLD)
     Allocator 2000 and Regent Policies 2000: Commission may equal an amount up to 95% of premium in the first year, up to 20% of premium paid in years 2-4, and up to 2% of the Policy value beginning in the fifth Policy Year.

     Executive Select Policy: Commission may equal an amount up to 30% of premium in the first year and up to 12% of premium in renewal years. Distributors may also receive a service fee up to an annualized rate of 0.5% of the Policy value beginning in the fifth Policy Year.

     Compensation arrangements may vary among broker-dealers. We may also pay other distribution expenses such as production incentive bonuses. These distribution expenses do not result in any additional charges under the Policy other than those described in the prospectus' CHARGES section.

Allocator 2000 VUL                   SAI:2   Statement of Additional Information

[ ]  MORE INFORMATION ON CHARGES

o    WAIVER OF CERTAIN CHARGES

     When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding charges charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue, or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. Any fee waiver will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to State approval.

o    UNDERWRITING PROCEDURE

     The Policy's cost of insurance depends upon the insured's sex, issue age, risk class, and length of time the Policy has been in force. The rates will vary depending upon tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables without smoker distinction. The maximum rates for the table-rated substandard insureds are based on a multiple of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

     The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states or in connection with certain employee benefit arrangements, are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

     If the rating class for any increase in the specified amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the cost of insurance rate, as discussed earlier.

     Actual charges made during the Policy Year will be shown in the annual report delivered to Policy Owners.

[ ]  DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box.

[ ]  ADVERTISING

     From time to time, we may advertise performance information for the Subaccounts and their underlying portfolios. We may also advertise ratings, rankings or other information related to us, the Subaccounts or the underlying portfolios.

     We may provide hypothetical illustrations of Policy value, Cash Surrender Value and death benefit based on historical investment returns of the underlying portfolios for a sample Policy based on assumptions as to age, sex and risk class of the insured, and other Policy-specific assumptions.

Allocator 2000 VUL                   SAI:3   Statement of Additional Information

     We may also provide individualized hypothetical illustrations calculated in the same manner as stated above but based upon factors particular to your Policy.

     PERFORMANCE DATA

     From time to time, we may advertise performance for the Subaccount variable investment options. Performance data is available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and fund prospectuses containing detailed information about the Policy, investment, limitations and risks.

     Performance returns reflect fees and charges assessed by the fund companies and current mortality and expenses and administrative risk charges deducted from separate account assets. Some portfolio advisers have agreed to limit their expenses; without these limits, performance would have been lower. The returns shown on our website do not reflect the Policy's transaction fees and periodic charges. If these fees and charges were deducted, the performance quoted would be lower. Yields shown are typically annualized yields. This means the income generated during the measured seven days is assumed to be generated each week over a 52-week period, and not reinvested, and is shown as a percentage of the investment.

     We encourage you to obtain a personalized illustration which reflects all charges of the Policy and the impact of those charges upon performance; contact your registered representative or us to obtain an illustration, without charge, based upon your specific situation. See the Policy prospectus for detailed information about Policy charges and portfolio prospectuses for each portfolio's expenses.

     For periods prior to the date the Policy Subaccount began operation, performance data will be calculated based on the performance of the underlying portfolio and the assumption that the Subaccounts were in existence for the same periods as those indicated for the underlying portfolio with the level of Policy charges that were in effect at the inception of the Subaccount.

     Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

[ ]  FINANCIAL STATEMENTS

     The balance sheets - statutory basis of Ameritas Life Insurance Corp., a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of UNIFI Mutual Holding Company, as of December 31, 2009 and 2008, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2009 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and the statements of net assets of each of the subaccounts of Ameritas Variable Separate Account VL as of December 31, 2009, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 1601 Dodge Street, Suite 3100, Omaha, NE 68102.

     Our financial statements follow this page of this SAI. They only bear on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Allocator 2000 VUL                   SAI:4   Statement of Additional Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Variable Separate Account VL (the "Account") as of December 31, 2009 and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of each of the subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting Ameritas Variable Separate Account VL as of December 31, 2009, the results of operations for the period then ended, the changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 16, 2010

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2009

ASSETS
INVESTMENTS AT FAIR VALUE:

    Calvert Variable Series, Inc. Calvert Portfolios (Calvert):
    -----------------------------------------------------------
      Social Balanced Portfolio (Balanced) -
         233,568.458 shares at $1.533 per share (cost $392,470)                                  $        358,060
      CVS Social Mid Cap Growth Portfolio (Mid Cap) -
         23,807.532 shares at $25.07 per share (cost $606,435)                                            596,855
      Social International Equity Portfolio (International) -
         69,159.966 shares at $11.03 per share (cost $967,253)                                            762,834
    Calvert Variable Series, Inc. Ameritas Portfolios (Ameritas):
    -------------------------------------------------------------
      Ameritas Money Market Portfolio (Money Market) -
         7,224,813.570 shares at $1.00 per share (cost $7,224,814)            $     7,224,814
            Dividends Receivable                                                          153
                                                                             -------------------
              Total                                                                                     7,224,967
    The Alger American Fund (Alger):
    --------------------------------
      Alger Growth Portfolio, Class O (Growth) -
         140,405.247 shares at $38.80 per share (cost $4,063,386)                                       5,447,724
      Alger MidCap Growth Portfolio, Class O (MidCap) -
         282,346.727 shares at $10.68 per share (cost $4,278,968)                                       3,015,463
      Alger SmallCap Growth Portfolio, Class O (Small Cap) -
         66,766.823 shares at $25.58 per share (cost $1,095,113)                                        1,707,895
    DWS Investments VIT Funds (Scudder):
    ------------------------------------
      DWS Equity 500 Index VIP Portfolio, Class A (Equity 500) -
         898,247.958 shares at $11.69 per share (cost $9,475,347)                                      10,500,519
      DWS Small Cap Index VIP Portfolio, Class A (Small Cap) -
         216,839.231 shares at $9.90 per share (cost $2,449,095)                                        2,146,708
    Dreyfus Investment Portfolios (Dreyfus):
    ----------------------------------------
      Dreyfus Stock Index Portfolio, Initial Shares (Stock) -
         12,785.624 shares at $26.31 per share (cost $304,850)                                            336,390
    Fidelity Variable Insurance Products (Fidelity):
    ------------------------------------------------
      Fidelity VIP Equity-Income Portfolio, Service Class 2 (Equity-Income SC2) -
         188,427.629 shares at $16.57 per share (cost $3,779,397)                                       3,122,246
      Fidelity VIP High Income Portfolio, Service Class 2 (High Income SC2) -
         29,995.553 shares at $5.18 per share (cost $156,972)                                             155,377
      Fidelity VIP Contrafund Portfolio, Service Class 2 (Contrafund SC2) -
         137,067.990 shares at $20.29 per share (cost $3,405,935)                                       2,781,110
    Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
    --------------------------------------------------------------------------
      Templeton Global Asset Allocation Fund Portfolio, Class 2 (Global Asset) -
         69,531.132 shares at $9.16 per share (cost $847,327)                                             636,905
      Templeton Foreign Securities Fund Portfolio, Class 2 (Foreign Securities) -
         236,692.087 shares at $13.45 per share (cost $2,898,341)                                       3,183,509


The accompanying notes are an integral part of these financial statements.

                                      FS-2

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2009

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

    Neuberger Berman Advisers Management Trust (Neuberger Berman):
    --------------------------------------------------------------
      Neuberger Berman AMT Short Duration Bond Portfolio, Class I (Limited Maturity Bond) -
         412,435.397 shares at $11.22 per share (cost $5,224,126)                                $      4,627,525
      Neuberger Berman AMT Growth Portfolio, Class I (Growth) -
         213,103.581 shares at $14.17 per share (cost $2,214,939)                                       3,019,678
      Neuberger Berman AMT Partners Portfolio, Class I (Partners) -
         400,891.483 shares at $9.81 per share (cost $4,936,445)                                        3,932,745
    Van Eck Worldwide Insurance Trust (Van Eck):
    --------------------------------------------
      Van Eck Worldwide Hard Assets Portfolio, Initial Class (Hard Assets) -
         116,471.898 shares at $29.26 per share (cost $2,607,426)                                       3,407,968
    Oppenheimer Variable Account Funds (Oppenheimer):
    -------------------------------------------------
      Capital Appreciation Fund/VA Portfolio, Non-Service Shares (Capital Appreciation) -
         62,578.320 shares at $36.94 per share (cost $1,891,057)                                        2,311,643
      MidCap Fund/VA Portfolio, Non-Service Shares (Aggressive Growth) -
         60,215.859 shares at $36.52 per share (cost $2,041,677)                                        2,199,083
      Main Street Fund/VA Portfolio, Non-Service Shares (Growth & Income) -
         202,273.805 shares at $18.18 per share (cost $3,481,585)                                       3,677,338
      High Income Fund/VA Portfolio, Non-Service Shares (High Income) -
         177,606.882 shares at $1.98 per share (cost $783,096)                                            351,662
      Strategic Bond Fund/VA Portfolio, Non-Service Shares (Strategic Bond) -
         341,395.259 shares at $5.30 per share (cost $1,654,485)                                        1,809,395
    Summit Mutual Funds, Inc. Summit Pinnacle Series (Summit):
    ----------------------------------------------------------
      Summit EAFE International Index Portfolio, Class I (EAFE Intl.) -
         27,439.720 shares at $70.89 per share (cost $2,204,021)                                        1,945,202

                                                                                                -------------------
    NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                               $     69,258,801
                                                                                                ===================

The accompanying notes are an integral part of these financial statements.

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                             Calvert
                                                                              --------------------------------------

                                                                                   Balanced
                                                                              ------------------

STATEMENTS OF OPERATIONS                                                             2009
------------------------                                                      ------------------
Investment income:
   Dividend distributions received                                             $          7,062
   Mortality and expense risk charge                                                     (2,859)
                                                                              ------------------
Net investment income(loss)                                                               4,203
                                                                              ------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----
   Net realized gain(loss) on sale of fund shares                                       (22,215)
                                                                              ------------------
Net realized gain(loss)                                                                 (22,215)
                                                                              ------------------

Change in unrealized appreciation/depreciation                                           89,587
                                                                              ------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $         71,575
                                                                              ==================


                                                                                            Balanced
                                                                              --------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                  2009               2008
-----------------------------------                                           ------------------ -------------------
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $          4,203   $          7,122
   Net realized gain(loss)                                                              (22,215)             8,257
   Net change in unrealized appreciation/depreciation                                    89,587           (187,051)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                       71,575           (171,672)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                   18,086             29,405
   Subaccounts transfers (including fixed account), net                                     816            (94,295)
   Transfers for policyowner benefits and terminations                                  (28,247)           (12,023)
   Policyowner maintenance charges                                                      (46,597)           (45,172)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                    (55,942)          (122,085)
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                   15,633           (293,757)
Net assets at beginning of period                                                       342,427            636,184
                                                                              ------------------ -------------------
Net assets at end of period                                                    $        358,060   $        342,427
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                      FS-4

                                  Calvert                                                   Ameritas
----------------------------------------------------------------------------- --------------------------------------

     Mid Cap                             International                          Money Market
-------------------                    -------------------                    ------------------

       2009                                   2009                                   2009
-------------------                    -------------------                    ------------------

 $           ----                       $          4,371                       $         65,939
           (4,331)                                (5,785)                               (65,206)
-------------------                    -------------------                    ------------------
           (4,331)                                (1,414)                                   733
-------------------                    -------------------                    ------------------


             ----                                   ----                                  2,021
          (22,621)                               (56,466)                                  ----
-------------------                    -------------------                    ------------------
          (22,621)                               (56,466)                                 2,021
-------------------                    -------------------                    ------------------

          170,052                                190,183                                   ----
-------------------                    -------------------                    ------------------


 $        143,100                       $        132,303                       $          2,754
===================                    ===================                    ==================


               Mid Cap                             International                          Money Market
-------------------------------------- -------------------------------------- --------------------------------------

       2009                2008               2009               2008                2009               2008
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $         (4,331)   $         (6,747)  $         (1,414)  $         12,305    $            733   $        187,924
          (22,621)             20,773            (56,466)            (8,772)              2,021               ----
          170,052            (336,827)           190,183           (678,426)               ----               ----
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          143,100            (322,801)           132,303           (674,893)              2,754            187,924
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


           75,093              79,068             84,159             86,612             749,254            943,538
          (10,573)           (117,753)           (15,310)           (82,203)            664,037            228,515
          (54,310)           (108,383)           (52,239)           (78,269)         (1,470,052)        (1,754,199)
          (57,830)            (63,584)           (56,196)           (67,151)           (760,023)          (742,669)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
          (47,620)           (210,652)           (39,586)          (141,011)           (816,784)        (1,324,815)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           95,480            (533,453)            92,717           (815,904)           (814,030)        (1,136,891)
          501,375           1,034,828            670,117          1,486,021           8,038,997          9,175,888
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $        596,855    $        501,375   $        762,834   $        670,117    $      7,224,967   $      8,038,997
=================== ================== ================== =================== ================== ===================

                                      FS-5

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                              Alger
                                                                              --------------------------------------

                                                                                    Growth
                                                                              ------------------

STATEMENTS OF OPERATIONS                                                             2009
------------------------                                                      ------------------
Investment income:
   Dividend distributions received                                             $         31,591
   Mortality and expense risk charge                                                    (40,560)
                                                                              ------------------
Net investment income(loss)                                                              (8,969)
                                                                              ------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----
   Net realized gain(loss) on sale of fund shares                                        88,463
                                                                              ------------------
Net realized gain(loss)                                                                  88,463
                                                                              ------------------

Change in unrealized appreciation/depreciation                                        1,755,423
                                                                              ------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $      1,834,917
                                                                              ==================


                                                                                             Growth
                                                                              --------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                  2009               2008
-----------------------------------                                           ------------------ -------------------
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $         (8,969)  $        (40,407)
   Net realized gain(loss)                                                               88,463            165,048
   Net change in unrealized appreciation/depreciation                                 1,755,423         (3,849,910)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                    1,834,917         (3,725,269)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                  519,445            701,007
   Subaccounts transfers (including fixed account), net                                (267,176)           369,757
   Transfers for policyowner benefits and terminations                                 (453,151)          (532,798)
   Policyowner maintenance charges                                                     (505,464)          (527,861)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                   (706,346)            10,105
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                1,128,571         (3,715,164)
Net assets at beginning of period                                                     4,319,153          8,034,317
                                                                              ------------------ -------------------
Net assets at end of period                                                    $      5,447,724   $      4,319,153
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                      FS-6

                                   Alger                                                     Scudder
----------------------------------------------------------------------------- --------------------------------------

      MidCap                               Small Cap                             Equity 500
-------------------                    -------------------                    ------------------

       2009                                   2009                                   2009
-------------------                    -------------------                    ------------------

 $           ----                       $           ----                       $        265,952
          (21,526)                               (12,512)                               (78,732)
-------------------                    -------------------                    ------------------
          (21,526)                               (12,512)                               187,220
-------------------                    -------------------                    ------------------


             ----                                   ----                                   ----
         (366,125)                                55,001                                (55,633)
-------------------                    -------------------                    ------------------
         (366,125)                                55,001                                (55,633)
-------------------                    -------------------                    ------------------

        1,432,227                                503,621                              2,081,292
-------------------                    -------------------                    ------------------


 $      1,044,576                       $        546,110                       $      2,212,879
===================                    ===================                    ==================


               MidCap                                Small Cap                             Equity 500
-------------------------------------- -------------------------------------- --------------------------------------

       2009                2008               2009               2008                2009               2008
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $        (21,526)   $        (27,263)  $        (12,512)  $        (18,459)   $        187,220   $        203,357
         (366,125)          1,240,520             55,001            175,671             (55,633)           283,324
        1,432,227          (4,395,821)           503,621         (1,473,086)          2,081,292         (6,173,598)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

        1,044,576          (3,182,564)           546,110         (1,315,874)          2,212,879         (5,686,917)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          294,874             418,096            149,899            226,590           1,102,395          1,257,905
          (78,696)            123,963            (46,841)           (46,735)            518,233           (427,898)
         (174,970)           (419,611)          (148,213)          (264,277)         (1,259,644)        (1,144,699)
         (271,937)           (314,793)          (152,551)          (179,214)           (906,548)          (986,409)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
         (230,729)           (192,345)          (197,706)          (263,636)           (545,564)        (1,301,101)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          813,847          (3,374,909)           348,404         (1,579,510)          1,667,315         (6,988,018)
        2,201,616           5,576,525          1,359,491          2,939,001           8,833,204         15,821,222
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $      3,015,463    $      2,201,616   $      1,707,895   $      1,359,491    $     10,500,519   $      8,833,204
=================== ================== ================== =================== ================== ===================

                                      FS-7

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                             Scudder
                                                                              --------------------------------------

                                                                                  Small Cap
                                                                              ------------------

STATEMENTS OF OPERATIONS                                                             2009
------------------------                                                      ------------------
Investment income:
   Dividend distributions received                                             $         33,282
   Mortality and expense risk charge                                                    (15,748)
                                                                              ------------------
Net investment income(loss)                                                              17,534
                                                                              ------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                      124,824
   Net realized gain(loss) on sale of fund shares                                      (106,944)
                                                                              ------------------
Net realized gain(loss)                                                                  17,880
                                                                              ------------------

Change in unrealized appreciation/depreciation                                          415,510
                                                                              ------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $        450,924
                                                                              ==================


                                                                                            Small Cap
                                                                              --------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                  2009               2008
-----------------------------------                                           ------------------ -------------------
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $         17,534   $         19,861
   Net realized gain(loss)                                                               17,880            241,080
   Net change in unrealized appreciation/depreciation                                   415,510         (1,266,998)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                      450,924         (1,006,057)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                  182,480            261,406
   Subaccounts transfers (including fixed account), net                                  50,706            (40,882)
   Transfers for policyowner benefits and terminations                                 (200,847)          (237,202)
   Policyowner maintenance charges                                                     (170,939)          (179,011)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                   (138,600)          (195,689)
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  312,324         (1,201,746)
Net assets at beginning of period                                                     1,834,384          3,036,130
                                                                              ------------------ -------------------
Net assets at end of period                                                    $      2,146,708   $      1,834,384
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                      FS-8

               Dreyfus                                                   Fidelity
-------------------------------------- -----------------------------------------------------------------------------
                                          Equity-Income                          High Income
      Stock                                    SC2                                   SC2
-------------------                    -------------------                    ------------------

       2009                                   2009                                   2009
-------------------                    -------------------                    ------------------

 $          7,246                       $         56,691                       $         10,921
           (3,061)                               (23,620)                                (1,152)
-------------------                    -------------------                    ------------------
            4,185                                 33,071                                  9,769
-------------------                    -------------------                    ------------------


           23,357                                   ----                                   ----
           (1,297)                              (238,709)                                (3,779)
-------------------                    -------------------                    ------------------
           22,060                               (238,709)                                (3,779)
-------------------                    -------------------                    ------------------

           54,130                                953,914                                 40,313
-------------------                    -------------------                    ------------------


 $         80,375                       $        748,276                       $         46,303
===================                    ===================                    ==================


                Stock                            Equity-Income SC2                       High Income SC2
-------------------------------------- -------------------------------------- --------------------------------------

       2009                2008               2009               2008                2009               2008
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $          4,185    $          8,061   $         33,071   $         58,467    $          9,769   $          8,694
           22,060              18,709           (238,709)           (40,322)             (3,779)            (7,640)
           54,130            (328,378)           953,914         (2,018,415)             40,313            (32,685)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

           80,375            (301,608)           748,276         (2,000,270)             46,303            (31,631)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


              469                 469            260,637            371,087              13,385             16,506
          (34,848)            (41,981)           (53,990)           252,623              28,203            (12,439)
          (64,674)            (33,595)          (273,769)          (253,248)             (3,257)            (6,546)
          (42,433)            (50,763)          (252,058)          (262,063)            (16,991)           (13,194)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
         (141,486)           (125,870)          (319,180)           108,399              21,340            (15,673)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          (61,111)           (427,478)           429,096         (1,891,871)             67,643            (47,304)
          397,501             824,979          2,693,150          4,585,021              87,734            135,038
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $        336,390    $        397,501   $      3,122,246   $      2,693,150    $        155,377   $         87,734
=================== ================== ================== =================== ================== ===================

                                      FS-9

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                            Fidelity
                                                                              --------------------------------------
                                                                                 Contrafund
                                                                                     SC2
                                                                              ------------------

STATEMENTS OF OPERATIONS                                                             2009
------------------------                                                      ------------------
Investment income:
   Dividend distributions received                                             $         27,901
   Mortality and expense risk charge                                                    (19,857)
                                                                              ------------------
Net investment income(loss)                                                               8,044
                                                                              ------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                          679
   Net realized gain(loss) on sale of fund shares                                      (244,740)
                                                                              ------------------
Net realized gain(loss)                                                                (244,061)
                                                                              ------------------

Change in unrealized appreciation/depreciation                                          938,470
                                                                              ------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $        702,453
                                                                              ==================


                                                                                         Contrafund SC2
                                                                              --------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                  2009               2008
-----------------------------------                                           ------------------ -------------------
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $          8,044   $         (3,213)
   Net realized gain(loss)                                                             (244,061)           (73,246)
   Net change in unrealized appreciation/depreciation                                   938,470         (1,729,341)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                      702,453         (1,805,800)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                  203,066            294,782
   Subaccounts transfers (including fixed account), net                                 (68,265)           (35,103)
   Transfers for policyowner benefits and terminations                                  (54,433)          (293,550)
   Policyowner maintenance charges                                                     (218,240)          (220,712)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                   (137,872)          (254,583)
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  564,581         (2,060,383)
Net assets at beginning of period                                                     2,216,529          4,276,912
                                                                              ------------------ -------------------
Net assets at end of period                                                    $      2,781,110   $      2,216,529
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                     FS-10

                             Franklin Templeton                                         Neuberger Berman
----------------------------------------------------------------------------- --------------------------------------
                                             Foreign                           Limited Maturity
   Global Asset                            Securities                                Bond
-------------------                    -------------------                    ------------------

       2009                                   2009                                   2009
-------------------                    -------------------                    ------------------

 $         46,472                       $         92,802                       $        347,825
           (4,303)                               (23,639)                               (37,393)
-------------------                    -------------------                    ------------------
           42,169                                 69,163                                310,432
-------------------                    -------------------                    ------------------


            7,481                                114,486                                   ----
          (67,714)                               (49,743)                              (139,937)
-------------------                    -------------------                    ------------------
          (60,233)                                64,743                               (139,937)
-------------------                    -------------------                    ------------------

          118,677                                742,457                                339,787
-------------------                    -------------------                    ------------------


 $        100,613                       $        876,363                       $        510,282
===================                    ===================                    ==================


            Global Asset                        Foreign Securities                    Limited Maturity Bond
-------------------------------------- -------------------------------------- --------------------------------------

       2009                2008               2009               2008                2009               2008
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $         42,169    $         61,008   $         69,163   $         55,975    $        310,432   $        212,962
          (60,233)            (34,371)            64,743            466,092            (139,937)          (212,263)
          118,677            (219,333)           742,457         (2,330,909)            339,787           (847,536)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          100,613            (192,696)           876,363         (1,808,842)            510,282           (846,837)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


           65,759              71,312            250,305            289,767             431,962            568,560
          131,297             (20,507)          (133,307)           198,997             503,978         (1,278,381)
          (43,963)             (9,932)          (228,751)          (286,480)           (618,780)          (422,893)
          (57,897)            (57,626)          (251,569)          (245,302)           (437,952)          (458,050)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
           95,196             (16,753)          (363,322)           (43,018)           (120,792)        (1,590,764)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          195,809            (209,449)           513,041         (1,851,860)            389,490         (2,437,601)
          441,096             650,545          2,670,468          4,522,328           4,238,035          6,675,636
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $        636,905    $        441,096   $      3,183,509   $      2,670,468    $      4,627,525   $      4,238,035
=================== ================== ================== =================== ================== ===================

                                     FS-11

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                        Neuberger Berman
                                                                              --------------------------------------

                                                                                    Growth
                                                                              ------------------

STATEMENTS OF OPERATIONS                                                             2009
------------------------                                                      ------------------
Investment income:
   Dividend distributions received                                             $           ----
   Mortality and expense risk charge                                                    (22,803)
                                                                              ------------------
Net investment income(loss)                                                             (22,803)
                                                                              ------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----
   Net realized gain(loss) on sale of fund shares                                        57,343
                                                                              ------------------
Net realized gain(loss)                                                                  57,343
                                                                              ------------------

Change in unrealized appreciation/depreciation                                          671,894
                                                                              ------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $        706,434
                                                                              ==================


                                                                                             Growth
                                                                              --------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                  2009               2008
-----------------------------------                                           ------------------ -------------------
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $        (22,803)  $        (31,142)
   Net realized gain(loss)                                                               57,343            181,612
   Net change in unrealized appreciation/depreciation                                   671,894         (2,129,910)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                      706,434         (1,979,440)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                  272,221            342,901
   Subaccounts transfers (including fixed account), net                                 (58,538)           249,775
   Transfers for policyowner benefits and terminations                                 (290,945)          (254,373)
   Policyowner maintenance charges                                                     (226,651)          (239,921)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                   (303,913)            98,382
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  402,521         (1,881,058)
Net assets at beginning of period                                                     2,617,157          4,498,215
                                                                              ------------------ -------------------
Net assets at end of period                                                    $      3,019,678   $      2,617,157
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                     FS-12

          Neuberger Berman                            Van Eck                              Oppenheimer
-------------------------------------- -------------------------------------- --------------------------------------
                                                                                   Capital
     Partners                              Hard Assets                          Appreciation
-------------------                    -------------------                    ------------------

       2009                                   2009                                   2009
-------------------                    -------------------                    ------------------

 $         88,191                       $          7,415                       $          6,408
          (30,998)                               (23,887)                               (17,089)
-------------------                    -------------------                    ------------------
           57,193                                (16,472)                               (10,681)
-------------------                    -------------------                    ------------------


          391,752                                 14,705                                   ----
         (543,416)                                29,704                                (17,954)
-------------------                    -------------------                    ------------------
         (151,664)                                44,409                                (17,954)
-------------------                    -------------------                    ------------------

        1,713,783                              1,218,777                                753,719
-------------------                    -------------------                    ------------------


 $      1,619,312                       $      1,246,714                       $        725,084
===================                    ===================                    ==================


              Partners                              Hard Assets                       Capital Appreciation
-------------------------------------- -------------------------------------- --------------------------------------

       2009                2008               2009               2008                2009               2008
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $         57,193    $        (14,880)  $        (16,472)  $        (17,092)   $        (10,681)  $        (21,340)
         (151,664)            915,718             44,409          1,088,310             (17,954)           150,961
        1,713,783          (4,049,166)         1,218,777         (2,663,975)            753,719         (1,778,866)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

        1,619,312          (3,148,328)         1,246,714         (1,592,757)            725,084         (1,649,245)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          335,978             453,356            295,059            263,768             211,160            284,519
         (729,043)            665,066            118,771           (364,298)            (93,579)          (107,354)
         (380,857)           (279,882)          (229,566)          (128,245)           (169,008)          (392,322)
         (309,482)           (316,977)          (225,788)          (215,208)           (223,085)          (231,948)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
       (1,083,404)            521,563            (41,524)          (443,983)           (274,512)          (447,105)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          535,908          (2,626,765)         1,205,190         (2,036,740)            450,572         (2,096,350)
        3,396,837           6,023,602          2,202,778          4,239,518           1,861,071          3,957,421
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $      3,932,745    $      3,396,837   $      3,407,968   $      2,202,778    $      2,311,643   $      1,861,071
=================== ================== ================== =================== ================== ===================

                                     FS-13

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                           Oppenheimer
                                                                              --------------------------------------
                                                                                  Aggressive
                                                                                    Growth
                                                                              ------------------

STATEMENTS OF OPERATIONS                                                             2009
------------------------                                                      ------------------
Investment income:
   Dividend distributions received                                             $           ----
   Mortality and expense risk charge                                                    (16,894)
                                                                              ------------------
Net investment income(loss)                                                             (16,894)
                                                                              ------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                         ----
   Net realized gain(loss) on sale of fund shares                                       (33,463)
                                                                              ------------------
Net realized gain(loss)                                                                 (33,463)
                                                                              ------------------

Change in unrealized appreciation/depreciation                                          615,002
                                                                              ------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $        564,645
                                                                              ==================


                                                                                        Aggressive Growth
                                                                              --------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                  2009               2008
-----------------------------------                                           ------------------ -------------------
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $        (16,894)  $        (24,891)
   Net realized gain(loss)                                                              (33,463)           125,322
   Net change in unrealized appreciation/depreciation                                   615,002         (1,870,863)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                      564,645         (1,770,432)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                  256,518            325,383
   Subaccounts transfers (including fixed account), net                                (127,867)           134,943
   Transfers for policyowner benefits and terminations                                 (140,583)          (305,365)
   Policyowner maintenance charges                                                     (231,238)          (247,608)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                   (243,170)           (92,647)
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  321,475         (1,863,079)
Net assets at beginning of period                                                     1,877,608          3,740,687
                                                                              ------------------ -------------------
Net assets at end of period                                                    $      2,199,083   $      1,877,608
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                                     FS-14

                                                 Oppenheimer
--------------------------------------------------------------------------------------------------------------------
     Growth &
      Income                               High Income                          Strategic Bond
-------------------                    -------------------                    ------------------

       2009                                   2009                                   2009
-------------------                    -------------------                    ------------------

 $         64,563                       $           ----                       $          8,312
          (28,216)                                (2,574)                               (14,147)
-------------------                    -------------------                    ------------------
           36,347                                 (2,574)                                (5,835)
-------------------                    -------------------                    ------------------


             ----                                   ----                                  1,253
          (56,506)                              (100,468)                                (7,412)
-------------------                    -------------------                    ------------------
          (56,506)                              (100,468)                                (6,159)
-------------------                    -------------------                    ------------------

          849,510                                172,101                                285,633
-------------------                    -------------------                    ------------------


 $        829,351                       $         69,059                       $        273,639
===================                    ===================                    ==================


           Growth & Income                          High Income                          Strategic Bond
-------------------------------------- -------------------------------------- --------------------------------------

       2009                2008               2009               2008                2009               2008
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

 $         36,347    $         30,179   $         (2,574)  $         44,051    $         (5,835)  $         79,509
          (56,506)            370,426           (100,468)           (27,294)             (6,159)            46,817
          849,510          (2,475,599)           172,101           (609,511)            285,633           (395,155)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          829,351          (2,074,994)            69,059           (592,754)            273,639           (268,829)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------


          389,311             501,353             45,335             83,098             133,325            174,703
          (81,984)             63,900             52,816             65,492             191,006           (145,219)
         (359,155)           (440,496)           (20,772)           (80,297)           (186,333)           (79,778)
         (326,783)           (337,230)           (46,859)           (66,221)           (162,368)          (145,699)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
         (378,611)           (212,473)            30,520              2,072             (24,370)          (195,993)
------------------- ------------------ ------------------ ------------------- ------------------ -------------------

          450,740          (2,287,467)            99,579           (590,682)            249,269           (464,822)
        3,226,598           5,514,065            252,083            842,765           1,560,126          2,024,948
------------------- ------------------ ------------------ ------------------- ------------------ -------------------
 $      3,677,338    $      3,226,598   $        351,662   $        252,083    $      1,809,395   $      1,560,126
=================== ================== ================== =================== ================== ===================

                                     FS-15

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                        FOR THE PERIODS ENDED DECEMBER 31

                                                                                             Summit
                                                                              --------------------------------------

                                                                                  EAFE Intl.
                                                                              ------------------

STATEMENTS OF OPERATIONS                                                             2009
------------------------                                                      ------------------
Investment income:
   Dividend distributions received                                             $         37,654
   Mortality and expense risk charge                                                    (14,484)
                                                                              ------------------
Net investment income(loss)                                                              23,170
                                                                              ------------------

Realized gain(loss) on investments:
   Net realized gain distributions                                                          ---
   Net realized gain(loss) on sale of fund shares                                      (146,515)
                                                                              ------------------
Net realized gain(loss)                                                                (146,515)
                                                                              ------------------

Change in unrealized appreciation/depreciation                                          530,284
                                                                              ------------------

Net increase(decrease) in net assets resulting
   from operations                                                             $        406,939
                                                                              ==================


                                                                                           EAFE Intl.
                                                                              --------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                                  2009               2008
-----------------------------------                                           ------------------ -------------------
Increase(decrease) in net assets from operations:
   Net investment income(loss)                                                 $         23,170   $         60,553
   Net realized gain(loss)                                                             (146,515)            34,320
   Net change in unrealized appreciation/depreciation                                   530,284         (1,438,129)
                                                                              ------------------ -------------------
Net increase(decrease) in net assets resulting
   from operations                                                                      406,939         (1,343,256)
                                                                              ------------------ -------------------

Net increase(decrease) from policyowner transactions:
   Payments received from policyowners                                                  170,002            201,869
   Subaccounts transfers (including fixed account), net                                   6,822            (24,625)
   Transfers for policyowner benefits and terminations                                 (223,375)          (146,127)
   Policyowner maintenance charges                                                     (146,997)          (155,404)
                                                                              ------------------ -------------------
Net increase(decrease) from policyowner transactions                                   (193,548)          (124,287)
                                                                              ------------------ -------------------

Total increase(decrease) in net assets                                                  213,391         (1,467,543)
Net assets at beginning of period                                                     1,731,811          3,199,354
                                                                              ------------------ -------------------
Net assets at end of period                                                    $      1,945,202   $      1,731,811
                                                                              ================== ===================

The accompanying notes are an integral part of these financial statements.

                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIODS ENDED DECEMBER 31, 2009 AND 2008

1.  ORGANIZATION
----------------

    Ameritas Variable Separate Account VL (the "Account") was established on May 17, 2002, under Nebraska law. The assets of the Account are held by Ameritas Life Insurance Corp. (ALIC) and are segregated from all of ALIC's other assets and are used only to support variable life products.

    Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

    The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a series fund. At December 31, 2009, there are twenty-five subaccounts within the Account listed as follows:

    Calvert Asset Management Company, Inc.                  Templeton Investment Counsel, LLC
      (Advisor) (See Note 3)                                  Franklin Templeton
      Calvert (Fund)                                            *Global Asset
       *Balanced (Subaccount)                                   *Foreign Securities
       *Mid Cap
       *International                                       Neuberger Berman Management Inc.
                                                              Neuberger Berman
      Ameritas                                                  *Limited Maturity Bond
       *Money Market                                            *Growth
        (Commenced May 3, 2005)                                 *Partners

    Fred Alger Management, Inc.                             Van Eck Associates
      Alger                                                   Van Eck
       *Growth                                                  *Hard Assets
       *MidCap
       *Small Cap                                           OppenheimerFunds, Inc.
                                                              Oppenheimer
    Deutsche Asset Management, Inc.                             *Capital Appreciation
      Scudder                                                   *Aggressive Growth
       *Equity 500                                              *Growth & Income
       *Small Cap                                               *High Income
                                                                *Strategic Bond
    The Dreyfus Corporation
      Dreyfus                                               Calvert Asset Management Company, Inc.
       *Stock                                               (See Note 3)
                                                              Summit
    Fidelity Management & Research Company                      *EAFE Intl.
      Fidelity                                                    (Commenced May 2, 2005)
       *Equity-Income SC2
       *High Income SC2
       *Contrafund SC2

2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------

    BASIS OF ACCOUNTING
    The financial statements included herein have been prepared in accordance with accounting principles accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

    INVESTMENTS
    The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners' units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

    Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

    ACCOUNTING PRONOUNCEMENTS
    Effective January 1, 2008, the Account adopted new guidance on Fair Value Measurements issued by the Financial Accounting Standards Board. This guidance establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The adoption of the guidance had no impact on any subaccounts' financial position or results of operations.

    The Fair Value Measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The guidance requires that each asset and liability carried at fair value be classified into one of the following categories:

     o Level 1 - Quoted market prices in active markets for identical assets or liabilities.
     o Level 2 - Observable market based inputs or unobservable inputs that are corroborated by market data.
     o Level 3 - Unobservable inputs that are not corroborated by market data.

    Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

2.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
-------------------------------------------------------------------------
continued
---------

    FEDERAL AND STATE TAXES
    The operations of the Account form a part of and are taxed with the operations of ALIC. ALIC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

3.  RELATED PARTIES
-------------------
    Affiliates of ALIC provided management, administrative and investment advisory services for the Ameritas, Calvert and Summit subaccounts for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2009 and 2008 as follows:

                                                                      Investment Advisory         Management/
                                                                              Fee              Administrative Fee
                                                                     ----------------------  -----------------------
     Calvert:
       Balanced                                                              0.00425                 0.00275
       Mid Cap                                                               0.00650                 0.00250
       International                                                         0.00750                 0.00350
     Ameritas:
       Money Market                                                          0.00200                 0.00050
     Summit:
       EAFE Intl.                                                            0.00560                 0.00100

    On December 12, 2008, Calvert Asset Management Company (CAMCO) consummated a transaction with Summit Investment Partners, Inc., an affiliated entity, whereby CAMCO became the investment advisor to the Summit Mutual Funds, Inc.


4.  PURCHASES AND SALES OF INVESTMENTS
--------------------------------------
    The cost of purchases and proceeds from sales of investments in the subaccounts for the periods ended December 31, 2009 were as follows:

                                                                         Purchases                   Sales
                                                                   -----------------------   -----------------------
    Calvert:
      Balanced                                                       $           28,435        $           80,174
      Mid Cap                                                                    43,357                    95,308
      International                                                              76,295                   117,295

    Ameritas:
      Money Market                                                            1,366,145                 2,179,489

    Alger:
      Growth                                                                    242,867                   958,181
      MidCap                                                                    198,754                   451,010
      Small Cap                                                                  71,595                   281,813

                                     FS-19

4.  PURCHASES AND SALES OF INVESTMENTS, continued
-------------------------------------------------
                                                                         Purchases                   Sales
                                                                   -----------------------   -----------------------
    Scudder:
      Equity 500                                                              1,063,779                 1,422,123
      Small Cap                                                                 313,672                   309,915

    Dreyfus:
      Stock                                                                      30,500                   144,445

    Fidelity:
      Equity-Income SC2                                                         276,174                   562,283
      High Income SC2                                                            63,533                    32,425
      Contrafund SC2                                                            273,063                   402,211

    Franklin Templeton:
      Global Asset                                                              265,200                   120,355
      Foreign Securities                                                        403,666                   583,339

    Neuberger Berman:
      Limited Maturity Bond                                                   1,051,460                   861,820
      Growth                                                                    137,786                   464,503
      Partners                                                                  572,680                 1,207,139

    Van Eck:
      Hard Assets                                                               535,538                   578,829

    Oppenheimer:
      Capital Appreciation                                                       80,272                   365,466
      Aggressive Growth                                                         122,671                   382,736
      Growth & Income                                                           188,597                   530,862
      High Income                                                                84,565                    56,619
      Strategic Bond                                                            279,481                   308,434

    Summit:
      EAFE Intl.                                                                186,385                   356,763

5.  FINANCIAL HIGHLIGHTS
------------------------

    The unit value, units, net assets, investment income ratio (Inv. Income Ratio), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded).

    Inv. Income Ratio - The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

-----------------------------------

    Expense Ratio - The Expense Ratio represents the annualized contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. These fees range from .85 percent to .90 percent (annualized) of net assets. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $27 per policy monthly, depending on the product and options selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

    Total Return - The Total Return represents the change in the unit value reported year-to-date, however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

    Total returns and expense ratios in this disclosure may not be applicable to all policies.

                                   At December 31                         For the Periods Ended December 31
                    ---------------------------------------------- -------------------------------------------------
                                                                      Inv.
                          Unit                         Net Assets    Income        Expense            Total
                        Value ($)           Units          ($)       Ratio %        Ratio %           Return %
                    ------------------- ------------- ------------ ---------- ----------------- --------------------
                      Min      Max                                              Min      Max      Min       Max
 Calvert:
 Balanced
 --------
 2009                   2.08   16.80          64,214      358,060      2.13       0.85    0.90     24.17     24.23
 2008                   1.67   13.52          72,178      342,427      2.29       0.85    0.90    (31.94)   (31.91)
 2007                   2.46   19.86          84,948      636,184      2.39       0.85    0.90      1.83      1.89
 2006                   2.41   19.49          85,190      668,017      2.22       0.85    0.90      7.80      7.86
 2005                   2.24   18.07          93,185      758,465      1.47       0.85    0.90      4.71      4.76

 Mid Cap
 -------
 2009                  15.66   27.46          35,694      596,855      ----       0.85    0.90     30.84     30.90
 2008                  11.96   20.99          39,293      501,375      ----       0.85    0.90    (37.76)   (37.73)
 2007                  19.21   33.72          51,129    1,034,828      ----       0.85    0.90      9.17      9.23
 2006                  17.59   30.89          31,964      610,495      ----       0.85    0.90      5.92      5.98
 2005                  16.59   29.16          31,720      572,858      ----       0.85    0.90     (0.48)    (0.43)

 International
 -------------
 2009                  12.06   19.20          61,376      762,834      0.64       0.85    0.90     20.56     20.62
 2008                  10.00   15.93          64,281      670,117      1.95       0.85    0.90    (47.46)   (47.44)
 2007                  19.02   30.32          74,479    1,486,021      1.12       0.85    0.90      1.65      1.70
 2006                  18.70   29.82          71,340    1,399,272      0.58       0.85    0.90     26.39     26.45
 2005                  14.79   23.60          75,281    1,153,906      0.35       0.85    0.90      8.96      9.01

                                     FS-21

5.  FINANCIAL HIGHLIGHTS, continued
-----------------------------------

                                   At December 31                         For the Periods Ended December 31
                    ---------------------------------------------- -------------------------------------------------
                                                                      Inv.
                          Unit                         Net Assets    Income        Expense            Total
                        Value ($)           Units          ($)       Ratio %        Ratio %           Return %
                    ------------------- ------------- ------------ ---------- ----------------- --------------------
                      Min      Max                                              Min      Max      Min       Max
 Ameritas:
 Money Market
 ------------
 2009                   1.12    1.13       6,416,603    7,224,967      0.87       0.85    0.90     (0.02)     0.03
 2008                   1.12    1.13       7,141,905    8,038,997      2.98       0.85    0.90      2.08      2.13
 2007                   1.10    1.10       8,324,946    9,175,888      4.97       0.85    0.90      4.10      4.15
 2006                   1.06    1.06       8,440,953    8,932,865      4.67       0.85    0.90      3.87      3.92
 2005                   1.02    1.02       9,475,868    9,650,246      2.29       0.85    0.90      1.18      1.67

 Alger:
 Growth
 ------
 2009                  20.77   41.10         255,898    5,447,724      0.66       0.85    0.90     46.25     46.33
 2008                  14.19   28.10         294,055    4,319,153      0.23       0.85    0.90    (46.64)   (46.61)
 2007                  26.59   52.66         292,139    8,034,317      0.35       0.85    0.90     18.87     18.93
 2006                  22.36   44.30         333,421    7,690,643      0.12       0.85    0.90      4.21      4.26
 2005                  21.44   42.51         366,937    8,125,996      0.23       0.85    0.90     11.04     11.09

 MidCap
 ------
 2009                  19.38   24.47         120,422    3,015,463      ----       0.85    0.90     50.35     50.42
 2008                  12.89   16.27         132,290    2,201,616      0.17       0.85    0.90    (58.73)   (58.71)
 2007                  31.23   39.39         138,119    5,576,525      ----       0.85    0.90     30.38     30.44
 2006                  23.95   30.20         161,821    4,996,914      ----       0.85    0.90      9.16      9.21
 2005                  21.94   27.65         167,193    4,716,026      ----       0.85    0.90      8.85      8.90

 Small Cap
 ---------
 2009                  14.04   23.86         114,996    1,707,895      ----       0.85    0.90     44.21     44.28
 2008                   9.73   16.54         132,776    1,359,491      ----       0.85    0.90    (47.08)   (47.05)
 2007                  18.39   31.26         150,282    2,939,001      ----       0.85    0.90     16.19     16.25
 2006                  15.82   26.91         172,805    2,885,549      ----       0.85    0.90     18.95     19.01
 2005                  13.29   22.62         196,937    2,718,974      ----       0.85    0.90     15.84     15.90

 Scudder:
 Equity 500
 ----------
 2009                  12.38   12.41         846,658   10,500,519      2.87       0.85    0.90     25.20     25.26
 2008                   9.89    9.90         892,116    8,833,204      2.47       0.85    0.90    (37.72)   (37.68)
 2007                  15.87   15.89         995,745   15,821,222      1.49       0.85    0.90      4.35      4.40
 2006                  15.21   15.22       1,048,123   15,952,134      1.17       0.85    0.90     14.49     14.55
 2005                  13.29   13.29       1,133,549   15,061,789      1.52       0.85    0.90      3.74      3.79

 Small Cap
 ---------
 2009                  14.40   14.40         149,103    2,146,708      1.80       0.85    0.90     25.44     25.51
 2008                  11.47   11.48         159,901    1,834,384      1.64       0.85    0.90    (34.71)   (34.68)
 2007                  17.57   17.58         172,874    3,036,130      0.84       0.85    0.90     (2.78)    (2.73)
 2006                  18.06   18.08         166,794    3,011,757      0.64       0.85    0.90     16.44     16.50
 2005                  15.50   15.53         160,248    2,483,832      0.62       0.85    0.90      3.33      3.38

                                     FS-22

5.  FINANCIAL HIGHLIGHTS, continued
-----------------------------------

                                   At December 31                         For the Periods Ended December 31
                    ---------------------------------------------- -------------------------------------------------
                                                                      Inv.
                          Unit                         Net Assets    Income        Expense            Total
                        Value ($)           Units          ($)       Ratio %        Ratio %           Return %
                    ------------------- ------------- ------------ ---------- ----------------- --------------------
                      Min      Max                                              Min      Max      Min       Max
 Dreyfus:
 Stock
 -----
 2009                  20.32   31.36          16,481      336,390      2.01       0.85    0.90     25.21     25.27
 2008                  16.22   25.04          24,338      397,501      2.06       0.85    0.90    (37.71)   (37.67)
 2007                  26.02   40.20          31,509      824,979      1.69       0.85    0.90      4.31      4.36
 2006                  24.94   38.54          38,221      959,653      1.63       0.85    0.90     14.47     14.53
 2005                  21.77   33.67          46,865    1,027,427      1.60       0.85    0.90      3.76      3.81

 Fidelity:
 Equity-Income SC2
 -----------------
 2009                  25.29   25.32         123,365    3,122,246      2.05       0.85    0.90     28.72     28.79
 2008                  19.65   19.66         137,039    2,693,150      2.40       0.85    0.90    (43.33)   (43.30)
 2007                  34.67   34.67         132,285    4,585,021      1.64       0.85    0.90      0.36      0.41
 2006                  34.53   34.54         127,652    4,406,453      2.95       0.85    0.90     18.86     18.92
 2005                  29.04   29.06         137,820    4,000,910      1.46       0.85    0.90      4.63      4.68

 High Income SC2
 ---------------
 2009                  11.82   11.83          13,140      155,377      8.08       0.85    0.90     42.18     42.25
 2008                   8.31    8.32          10,554       87,734      8.24       0.85    0.90    (25.81)   (25.77)
 2007                  11.20   11.22          12,056      135,038      7.74       0.85    0.90      1.62      1.67
 2006                  11.01   11.04          16,527      182,064      8.33       0.85    0.90     10.04     10.09
 2005                  10.00   10.03          15,743      157,534     12.96       0.85    0.90      1.40      1.45

 Contrafund SC2
 --------------
 2009                  30.05   30.11          92,380    2,781,110      1.20       0.85    0.90     34.26     34.32
 2008                  22.38   22.42          98,892    2,216,529      0.76       0.85    0.90    (43.21)   (43.18)
 2007                  39.41   39.45         108,423    4,276,912      0.73       0.85    0.90     16.25     16.31
 2006                  33.90   33.92         113,863    3,862,044      1.01       0.85    0.90     10.44     10.49
 2005                  30.70   30.70          95,384    2,928,199      0.11       0.85    0.90     15.61     15.67

 Franklin Templeton:
 Global Asset
 ------------
 2009                  26.12   29.17          21,932      636,905      9.16       0.85    0.90     20.72     20.78
 2008                  21.63   24.15          18,381      441,096     11.00       0.85    0.90    (25.77)   (25.73)
 2007                  29.14   32.52          20,284      650,545     17.30       0.85    0.90      9.02      9.08
 2006                  26.73   29.81          20,601      606,007      6.62       0.85    0.90     20.03     20.09
 2005                  22.27   24.83          21,719      535,475      3.46       0.85    0.90      2.63      2.68

 Foreign Securities
 ------------------
 2009                  17.52   23.27         136,867    3,183,509      3.34       0.85    0.90     35.82     35.89
 2008                  12.90   17.13         156,133    2,670,468      2.39       0.85    0.90    (40.91)   (40.88)
 2007                  21.84   28.97         156,257    4,522,328      1.97       0.85    0.90     14.42     14.48
 2006                  19.08   25.31         179,918    4,549,204      1.23       0.85    0.90     20.36     20.42
 2005                  15.85   21.02         199,196    4,182,765      1.20       0.85    0.90      9.19      9.24

                                     FS-23

5.  FINANCIAL HIGHLIGHTS, continued
-----------------------------------

                                   At December 31                         For the Periods Ended December 31
                    ---------------------------------------------- -------------------------------------------------
                                                                      Inv.
                          Unit                         Net Assets    Income        Expense            Total
                        Value ($)           Units          ($)       Ratio %        Ratio %           Return %
                    ------------------- ------------- ------------ ---------- ----------------- --------------------
                      Min      Max                                              Min      Max      Min       Max
 Neuberger Berman:
 Limited Maturity Bond
 ---------------------
 2009                  14.89   15.62         307,972    4,627,525      7.93       0.85    0.90     12.31     12.37
 2008                  13.25   13.91         315,647    4,238,035      4.51       0.85    0.90    (14.20)   (14.16)
 2007                  15.44   16.21         426,928    6,675,636      2.79       0.85    0.90      3.83      3.88
 2006                  14.86   15.61         431,216    6,487,569      3.10       0.85    0.90      3.27      3.32
 2005                  14.38   15.11         460,360    6,708,904      2.84       0.85    0.90      0.54      0.59

 Growth
 ------
 2009                  13.23   16.52         179,256    3,019,678      ----       0.85    0.90     29.19     29.26
 2008                  10.24   12.78         199,428    2,617,157      ----       0.85    0.90    (44.19)   (44.16)
 2007                  18.34   22.89         192,170    4,498,215      ----       0.85    0.90     21.59     21.65
 2006                  15.08   18.81         218,729    4,202,099      ----       0.85    0.90     13.05     13.11
 2005                  13.34   16.63         232,275    3,965,257      ----       0.85    0.90     12.49     12.54

 Partners
 --------
 2009                  18.97   18.99         207,153    3,932,745      2.43       0.85    0.90     54.68     54.76
 2008                  12.27   12.27         276,896    3,396,837      0.55       0.85    0.90    (52.82)   (52.80)
 2007                  26.00   26.00         231,754    6,023,602      0.65       0.85    0.90      8.35      8.41
 2006                  23.98   23.99         240,731    5,771,954      0.75       0.85    0.90     11.24     11.30
 2005                  21.55   21.57         250,219    5,390,796      1.02       0.85    0.90     16.99     17.05

 Van Eck:
 Hard Assets
 -----------
 2009                  35.45   40.52          95,552    3,407,968      0.26       0.85    0.90     56.13     56.21
 2008                  22.69   25.95          96,178    2,202,778      0.34       0.85    0.90    (46.61)   (46.58)
 2007                  42.48   48.61          98,962    4,239,518      0.13       0.85    0.90     44.05     44.12
 2006                  29.48   33.75         129,486    3,846,040      0.06       0.85    0.90     23.38     23.44
 2005                  23.88   27.35         120,443    2,903,956      0.34       0.85    0.90     50.32     50.40

 Oppenheimer:
 Capital Appreciation
 --------------------
 2009                  17.68   41.41         121,855    2,311,643      0.32       0.85    0.90     43.23     43.30
 2008                  12.34   28.92         140,453    1,861,071      0.15       0.85    0.90    (46.01)   (45.98)
 2007                  22.84   53.55         161,439    3,957,421      0.22       0.85    0.90     13.12     13.18
 2006                  20.18   47.34         167,411    3,611,870      0.38       0.85    0.90      6.99      7.04
 2005                  18.86   44.25         181,053    3,581,982      0.93       0.85    0.90      4.16      4.21

 Aggressive Growth
 -----------------
 2009                  13.00   41.32         162,556    2,199,083      ----       0.85    0.90     31.42     31.49
 2008                   9.89   31.44         181,403    1,877,608      ----       0.85    0.90    (49.52)   (49.50)
 2007                  19.57   62.29         182,843    3,740,687      ----       0.85    0.90      5.38      5.43
 2006                  18.57   59.12         206,234    3,981,993      ----       0.85    0.90      2.04      2.09
 2005                  18.19   57.93         223,031    4,246,211      ----       0.85    0.90     11.33     11.38

                                     FS-24

5.  FINANCIAL HIGHLIGHTS, continued
-----------------------------------

                                   At December 31                         For the Periods Ended December 31
                    ---------------------------------------------- -------------------------------------------------
                                                                      Inv.
                          Unit                         Net Assets    Income        Expense            Total
                        Value ($)           Units          ($)       Ratio %        Ratio %           Return %
                    ------------------- ------------- ------------ ---------- ----------------- --------------------
                      Min      Max                                              Min      Max      Min       Max
 Oppenheimer, continued:
 Growth & Income
 ---------------
 2009                  13.86   19.89         259,963    3,677,338      1.95       0.85    0.90     27.14     27.20
 2008                  10.90   15.64         286,874    3,226,598      1.53       0.85    0.90    (39.02)   (38.99)
 2007                  17.86   25.65         299,903    5,514,065      0.99       0.85    0.90      3.49      3.54
 2006                  17.25   24.79         308,596    5,468,414      1.14       0.85    0.90     14.00     14.06
 2005                  15.12   21.74         347,708    5,410,606      1.36       0.85    0.90      5.03      5.08

 High Income
 -----------
 2009                   3.79    4.11          86,071      351,662      ----       0.85    0.90     24.20     24.26
 2008                   3.05    3.31          77,247      252,083      7.75       0.85    0.90    (78.86)   (78.85)
 2007                  14.43   15.63          54,462      842,765      7.12       0.85    0.90     (1.00)    (0.95)
 2006                  14.58   15.78          58,820      920,220      7.57       0.85    0.90      8.45      8.50
 2005                  13.44   14.55          65,103      940,069      6.42       0.85    0.90      1.40      1.45

 Strategic Bond
 --------------
 2009                   8.32   19.05         119,561    1,809,395      0.50       0.85    0.90     17.77     17.83
 2008                   6.21   16.17         125,681    1,560,126      5.15       0.85    0.90    (14.98)   (14.93)
 2007                   7.31   19.01         134,866    2,024,948      3.59       0.85    0.90      8.70      8.76
 2006                   6.72   17.48         141,360    1,979,121      4.13       0.85    0.90      6.53      6.58
 2005                   6.31   16.40         123,518    1,706,197      4.48       0.85    0.90      1.75      1.80

 Summit:
 EAFE Intl.
 ----------
 2009                  79.56   79.75          24,394    1,945,202      2.21       0.85    0.90     26.71     26.77
 2008                  62.79   62.91          27,531    1,731,811      3.30       0.85    0.90    (43.20)   (43.17)
 2007                 110.54  110.70          28,903    3,199,354      1.31       0.85    0.90      9.11      9.16
 2006                 101.32  101.40          27,069    2,744,755      1.42       0.85    0.90     24.44     24.50
 2005                  81.42   81.45          18,814    1,532,291      ----       0.85    0.90     14.60     15.05

6.  CHANGES IN UNITS OUTSTANDING
--------------------------------
The changes in units outstanding for the periods ended December 31 were as follows:

                                                     2009                      2008
                                             --------------------      --------------------
Calvert:
Balanced
--------
Units issued                                             26,428                    31,896
Units redeemed                                          (34,392)                  (44,666)
                                             --------------------      --------------------
Net increase(decrease)                                   (7,964)                  (12,770)
                                             ====================      ====================

Mid Cap
-------
Units issued                                             43,010                    43,951
Units redeemed                                          (46,609)                  (55,787)
                                             --------------------      --------------------
Net increase(decrease)                                   (3,599)                  (11,836)
                                             ====================      ====================

                                     FS-25

6.  CHANGES IN UNITS OUTSTANDING, continued
-------------------------------------------
                                                     2009                      2008
                                             --------------------      --------------------
Calvert, continued:
International
-------------
Units issued                                            119,378                   131,128
Units redeemed                                         (122,283)                 (141,326)
                                             --------------------      --------------------
Net increase(decrease)                                   (2,905)                  (10,198)
                                             ====================      ====================

Ameritas:
Money Market
------------
Units issued                                         13,779,277                19,133,819
Units redeemed                                      (14,504,579)              (20,316,860)
                                             --------------------      --------------------
Net increase(decrease)                                 (725,302)               (1,183,041)
                                             ====================      ====================

Alger:
Growth
------
Units issued                                            694,344                   730,304
Units redeemed                                         (732,501)                 (728,388)
                                             --------------------      --------------------
Net increase(decrease)                                  (38,157)                    1,916
                                             ====================      ====================

MidCap
------
Units issued                                            154,777                   160,995
Units redeemed                                         (166,645)                 (166,824)
                                             --------------------      --------------------
Net increase(decrease)                                  (11,868)                   (5,829)
                                             ====================      ====================

Small Cap
---------
Units issued                                            180,496                   204,973
Units redeemed                                         (198,276)                 (222,479)
                                             --------------------      --------------------
Net increase(decrease)                                  (17,780)                  (17,506)
                                             ====================      ====================

Scudder:
Equity 500
----------
Units issued                                          2,262,229                 2,280,228
Units redeemed                                       (2,307,687)               (2,383,857)
                                             --------------------      --------------------
Net increase(decrease)                                  (45,458)                 (103,629)
                                             ====================      ====================

Small Cap
---------
Units issued                                            393,915                   422,502
Units redeemed                                         (404,713)                 (435,475)
                                             --------------------      --------------------
Net increase(decrease)                                  (10,798)                  (12,973)
                                             ====================      ====================

Dreyfus:
Stock
-----
Units issued                                                107                     1,784
Units redeemed                                           (7,964)                   (8,955)
                                             --------------------      --------------------
Net increase(decrease)                                   (7,857)                   (7,171)
                                             ====================      ====================
                                     FS-26

6.  CHANGES IN UNITS OUTSTANDING, continued
-------------------------------------------

                                                     2009                      2008
                                             --------------------      --------------------
Fidelity:
Equity-Income SC2
-----------------
Units issued                                            366,724                   363,741
Units redeemed                                         (380,398)                 (358,987)
                                             --------------------      --------------------
Net increase(decrease)                                  (13,674)                    4,754
                                             ====================      ====================

High Income SC2
---------------
Units issued                                             14,864                    10,364
Units redeemed                                          (12,278)                  (11,866)
                                             --------------------      --------------------
Net increase(decrease)                                    2,586                    (1,502)
                                             ====================      ====================

Contrafund SC2
--------------
Units issued                                            119,741                   140,850
Units redeemed                                         (126,253)                 (150,381)
                                             --------------------      --------------------
Net increase(decrease)                                   (6,512)                   (9,531)
                                             ====================      ====================

Franklin Templeton:
Global Asset
------------
Units issued                                             24,298                    31,727
Units redeemed                                          (20,747)                  (33,630)
                                             --------------------      --------------------
Net increase(decrease)                                    3,551                    (1,903)
                                             ====================      ====================

Foreign Securities
------------------
Units issued                                            381,601                   389,080
Units redeemed                                         (400,867)                 (389,204)
                                             --------------------      --------------------
Net increase(decrease)                                  (19,266)                     (124)
                                             ====================      ====================

Neuberger Berman:
Limited Maturity Bond
---------------------
Units issued                                          1,135,867                 1,404,122
Units redeemed                                       (1,143,542)               (1,515,403)
                                             --------------------      --------------------
Net increase(decrease)                                   (7,675)                 (111,281)
                                             ====================      ====================

Growth
------
Units issued                                            607,551                   609,322
Units redeemed                                         (627,723)                 (602,064)
                                             --------------------      --------------------
Net increase(decrease)                                  (20,172)                    7,258
                                             ====================      ====================

Partners
--------
Units issued                                            794,839                   783,245
Units redeemed                                         (864,582)                 (738,103)
                                             --------------------      --------------------
Net increase(decrease)                                  (69,743)                   45,142
                                             ====================      ====================
                                     FS-27

6.  CHANGES IN UNITS OUTSTANDING, continued
-------------------------------------------

                                                     2009                      2008
                                             --------------------      --------------------
Van Eck:
Hard Assets
-----------
Units issued                                            229,609                   219,519
Units redeemed                                         (230,235)                 (222,303)
                                             --------------------      --------------------
Net increase(decrease)                                     (626)                   (2,784)
                                             ====================      ====================

Oppenheimer:
Capital Appreciation
--------------------
Units issued                                            240,310                   259,296
Units redeemed                                         (258,908)                 (280,282)
                                             --------------------      --------------------
Net increase(decrease)                                  (18,598)                  (20,986)
                                             ====================      ====================

Aggressive Growth
-----------------
Units issued                                            344,874                   336,965
Units redeemed                                         (363,721)                 (338,405)
                                             --------------------      --------------------
Net increase(decrease)                                  (18,847)                   (1,440)
                                             ====================      ====================

Growth & Income
---------------
Units issued                                            839,982                   878,316
Units redeemed                                         (866,893)                 (891,345)
                                             --------------------      --------------------
Net increase(decrease)                                  (26,911)                  (13,029)
                                             ====================      ====================

High Income
-----------
Units issued                                            258,372                   146,853
Units redeemed                                         (249,548)                 (124,068)
                                             --------------------      --------------------
Net increase(decrease)                                    8,824                    22,785
                                             ====================      ====================

Strategic Bond
--------------
Units issued                                            381,392                   394,108
Units redeemed                                         (387,512)                 (403,293)
                                             --------------------      --------------------
Net increase(decrease)                                   (6,120)                   (9,185)
                                             ====================      ====================

Summit:
EAFE Intl.
----------
Units issued                                             66,212                    64,967
Units redeemed                                          (69,349)                  (66,339)
                                             --------------------      --------------------
Net increase(decrease)                                   (3,137)                   (1,372)
                                             ====================      ====================

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying balance sheets - statutory basis of Ameritas Life Insurance Corp. (the Company), a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of UNIFI Mutual Holding Company, as of December 31, 2009 and 2008, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements give retroactive effect to the merger of the Company and LifeRe Insurance Company, which has been accounted for as a statutory merger as described in Note 2 to the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are described in Note 19.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the balance sheets - statutory basis of Ameritas Life Insurance Corp. as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 1.


/s/ Deloitte & Touche LLP

Omaha, Nebraska
April 8, 2010

                          AMERITAS LIFE INSURANCE CORP.
                        Balance Sheets - Statutory Basis
                                 (in thousands)

                                                                                           December 31
                                                                              --------------------------------------
                                ADMITTED ASSETS                                     2009                2008
                                                                              ------------------ -------------------
 Bonds                                                                         $     1,622,431    $     1,611,483
 Preferred stocks                                                                       14,639             39,943
 Common stocks                                                                         853,962            196,764
 Mortgage loans                                                                        378,816            386,556
 Real estate:
   Properties occupied by the company                                                   26,120             27,366
   Properties held for the production of income                                         31,408             36,396
   Properties held for sale                                                             12,641                  -
 Cash, cash equivalents, and short-term investments                                     28,299             41,969
 Loans on insurance contracts                                                          101,073            108,471
 Other investments                                                                      89,603            129,699
                                                                              ------------------ -------------------
     Total Cash and Invested Assets                                                  3,158,992          2,578,647
 Investment income due and accrued                                                      24,444             24,518
 Deferred and uncollected premiums                                                      22,466             20,980
 Federal income taxes recoverable - affiliates                                          23,468             25,209
 Net deferred tax asset                                                                 24,508             18,574
 Other admitted assets                                                                  18,070             16,572
 Separate account assets                                                             3,257,507          2,457,887
                                                                              ------------------ -------------------
     Total Admitted Assets                                                     $     6,529,455    $     5,142,387
                                                                              ================== ===================

                      LIABILITIES AND CAPITAL AND SURPLUS
 Reserves for life, accident and health policies                               $     1,728,378    $     1,700,868
 Deposit-type funds                                                                    197,409            197,433
 Reserves for unpaid claims                                                             43,211             39,454
 Dividends payable to policyholders                                                      8,377             10,027
 Interest maintenance reserve                                                            1,400                  -
 Accrued commissions, expenses and insurance taxes                                      30,914             26,536
 Accrued separate account transfers                                                    (69,204)           (63,292)
 Asset valuation reserve                                                                27,106              4,995
 Borrowed money                                                                              -              7,491
 Other liabilities                                                                      55,361             50,363
 Separate account liabilities                                                        3,257,507          2,457,887
                                                                              ------------------ -------------------
     Total Liabilities                                                               5,280,459          4,431,762
                                                                              ------------------ -------------------

 Common stock, par value $0.10 per share; 25,000,000 shares authorized,
   issued and outstanding                                                                2,500              2,500
 Additional paid-in capital                                                            457,438              5,000
 Special surplus funds - additional deferred tax asset (Note 4)                          8,815                  -
 Unassigned surplus                                                                    780,243            703,125
                                                                              ------------------ -------------------
     Total Capital and Surplus                                                       1,248,996            710,625
                                                                              ------------------ -------------------
     Total Liabilities and Capital and Surplus                                 $     6,529,455    $     5,142,387
                                                                              ================== ===================

The accompanying notes are an integral part of these statutory basis financial statements.

                          AMERITAS LIFE INSURANCE CORP.
   Summary of Operations and Changes in Capital and Surplus - Statutory Basis
                                 (in thousands)

                                                                                Years Ended December 31
                                                                   -------------------------------------------------
                                                                        2009            2008             2007
                                                                   --------------- ---------------- ----------------
 Premiums and Other Revenue
   Premium income                                                   $   1,228,645   $   1,299,308    $   1,089,253
   Net investment income                                                  119,853         139,432          137,849
   Commissions and expense allowances on reinsurance
     ceded                                                                  3,176           3,589            3,584
   Miscellaneous income                                                    35,209          46,205           49,484
                                                                   --------------- ---------------- ----------------
     Total Premiums and Other Revenue                                   1,386,883       1,488,534        1,280,170
                                                                   --------------- ---------------- ----------------
 Expenses
   Benefits to policyholders                                              933,160       1,043,267          922,363
   Change in reserves for life, accident and health contracts              27,510         114,019           14,114
   Commissions                                                             58,836          57,127           60,584
   General insurance expenses                                             153,804         138,710          145,612
   Taxes, licenses and fees                                                17,139          17,239           18,521
   Net transfers to separate accounts                                     126,113          89,831           32,454
                                                                   --------------- ---------------- ----------------
     Total Expenses                                                     1,316,562       1,460,193        1,193,648
                                                                   --------------- ---------------- ----------------
 Gain from Operations before Dividends, Federal Income
   Tax Expense and Net Realized Capital Gains (Losses)                     70,321          28,341           86,522
   Dividends to policyholders                                               8,245           9,995           10,157
                                                                   --------------- ---------------- ----------------
 Gain from Operations before Federal Income Tax
   Expense and Net Realized Capital Gains (Losses)                         62,076          18,346           76,365
   Federal income tax expense                                              10,216          17,530           21,386
                                                                   --------------- ---------------- ----------------
 Gain from Operations before Net Realized Capital Gains
   (Losses)                                                                51,860             816           54,979
   Net realized capital gains (losses)                                     (1,934)        (72,798)          22,216
                                                                   --------------- ---------------- ----------------
 Net Income (Loss)                                                         49,926         (71,982)          77,195

 Additional paid in capital:
   Capital contributions from parent                                      452,438               -                -
 Special surplus funds:
   Additional deferred tax asset admissibility (Note 4)                     8,815               -                -
 Unassigned surplus:
   Change in unrealized capital gains, net of taxes                        63,620         (37,589)         (15,015)
   Change in net deferred income taxes                                    (13,745)         16,391            4,115
   Change in non-admitted assets                                           22,677         (49,095)          (6,761)
   Change in asset valuation reserve                                      (22,111)         63,608           (6,147)
   Change in liability for reinsurance in unauthorized
    companies                                                               1,854          (1,828)             (26)
   Cumulative effect of change in accounting principle (Note 1)              (103)              -                -
   Dividends paid to stockholder (Note 8)                                 (25,000)        (87,000)               -
   Correction of an error (Note 20)                                             -               -           (1,292)
                                                                   --------------- ---------------- ----------------
 Increase (Decrease) in Capital and Surplus                               538,371        (167,495)          52,069
 Capital and Surplus at the Beginning of the Year                         710,625         878,120          826,051
                                                                   --------------- ---------------- ----------------
 Capital and Surplus at the End of Year                             $   1,248,996   $     710,625    $     878,120
                                                                   =============== ================ ================

The accompanying notes are an integral part of these statutory basis financial statements.

                                       3

                          AMERITAS LIFE INSURANCE CORP.
                   Statements of Cash Flows - Statutory Basis
                                 (in thousands)


                                                                             Years Ended December 31
                                                               -----------------------------------------------------
                                                                     2009              2008             2007
                                                               -----------------------------------------------------
 OPERATING ACTIVITIES
 Premium collected, net of reinsurance                          $     1,227,463   $     1,300,052  $     1,088,928
 Net investment income received                                         123,323           142,048          142,247
 Miscellaneous income                                                    38,433            65,750           67,591
 Benefits paid to policyholders                                        (931,922)       (1,037,835)        (917,732)
 Net transfers to separate accounts                                    (129,037)          (67,533)         (30,007)
 Commissions, expenses and taxes paid                                  (201,461)         (232,119)        (238,076)
 Dividends paid to policyholders                                         (9,819)          (10,222)         (10,233)
 Federal income taxes paid                                                   (4)           (4,734)         (46,438)
                                                               -----------------------------------------------------
      Net cash from operating activities                                116,976           155,407           56,280
                                                               -----------------------------------------------------

 INVESTING ACTIVITIES
 Proceeds from investments sold, matured or repaid                      467,198           435,961          576,114
 Cost of investments acquired                                        (1,006,301)         (530,336)        (655,860)
 Net change in loans on insurance contracts                               7,633            (2,997)          (4,021)
                                                               -----------------------------------------------------
      Net cash from investing activities                               (531,470)          (97,372)         (83,767)
                                                               -----------------------------------------------------

 FINANCING AND MISCELLANEOUS ACTIVITIES
 Paid in capital contributions                                          452,438                 -                -
 Payments on borrowed funds                                              (7,456)           (9,942)          (9,942)
 Change in deposit-type funds                                            (2,731)           84,639           13,880
 Dividends to stockholder                                               (25,000)          (87,000)               -
 Other miscellaneous, net                                               (16,427)          (18,542)          (1,724)
                                                               -----------------------------------------------------
      Net cash from financing and miscellaneous activities              400,824           (30,845)           2,214
                                                               -----------------------------------------------------

 NET INCREASE (DECREASE) IN CASH, CASH
   EQUIVALENTS AND SHORT-TERM INVESTMENTS                               (13,670)           27,190          (25,273)

 CASH, CASH EQUIVALENTS AND SHORT-TERM
   INVESTMENTS - BEGINNING OF YEAR                                       41,969            14,779           40,052
                                                               -----------------------------------------------------

 CASH, CASH EQUIVALENTS AND SHORT- TERM
   INVESTMENTS - END OF YEAR                                    $        28,299   $        41,969  $        14,779
                                                               =====================================================

 Non-cash transactions reported in operating, investing and financing activities:
   Affiliated companies contributed by parent (Note 5)          $       452,087   $             -  $             -
   Postretirement benefit plan merger contributed by
     parent (Note 7)                                                        351                 -                -
   Common stock adjustments on dissolution of affiliates                      -                 -           10,855

 The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------

Nature of Operations
Ameritas Life Insurance Corp. ("the Company" or "ALIC"), a stock life insurance company domiciled in the state of Nebraska, is a wholly owned subsidiary of Ameritas Holding Company ("AHC"), which is a wholly owned subsidiary of UNIFI Mutual Holding Company ("UNIFI"). AHC also wholly owns Summit Investment Advisors, Inc. ("Summit"), an advisor providing investment management services.

UNIFI is a mutual insurance holding company. Owners of designated policies issued by the Company have a membership interest in UNIFI, while contractual rights remain with the Company.

Effective October 1, 1998 (the Effective Date) the Company formed a closed block (the Closed Block) of policies, under an arrangement approved by the Insurance Department of the State of Nebraska ("the Department") to provide for dividends on policies that were in force on the Effective Date and which were within the classes of individual policies for which the Company had a dividend scale in effect on the Effective Date. The Closed Block was designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies including maintaining dividend scales in effect at the Effective Date, if the experience underlying such scales continues. The assets, including revenue thereon, will accrue solely to the benefit of the owners of policies included in the block until the block is no longer in effect.

The Company wholly owns Acacia Life Insurance Company ("Acacia Life"), a District of Columbia domiciled life insurance subsidiary (effective December 22, 2009 when it was contributed by AHC), The Union Central Life Insurance Company ("UCL"), a Nebraska (Ohio prior to April 15, 2009) domiciled life insurance subsidiary (effective April 22, 2009 when it was contributed by AHC), First Ameritas Life Insurance Corp. of New York ("First Ameritas"), a New York domiciled life insurance subsidiary, LifeRe Insurance Company (acquired July 3, 2007 and now merged with Ameritas, effective October 1, 2008) ("LifeRe"), a Texas domiciled life insurance subsidiary and Ameritas Variable Life Insurance Company (now merged with Ameritas, effective May 1, 2007) ("AVLIC"). Pathmark Administrators Inc., a wholly owned third-party administrator, was sold to an outside party on May 31, 2009. Ameritas Investment Advisors, Inc. ("AIA"), an advisor providing investment management services, was wholly owned by Ameritas until July 1, 2007 when it was sold to AHC and renamed to Summit. Ameritas owns 80% of Ameritas Investment Corp. ("AIC"), a broker dealer, and the remaining 20% ownership is with Centralife Annuities Services, Inc., a wholly owned subsidiary of Aviva USA (formerly AmerUs Life Insurance Company) ("Aviva USA").

Effective July 3, 2007, the Company purchased 100% of the outstanding common stock of LifeRe Corporation, a Texas domiciled holding company, which owned 100% of LifeRe. On November 7, 2007, LifeRe Corporation was dissolved into the Company whereby the Company became a 100% owner of LifeRe. See Note 2 on Statutory Merger information.

Effective September 1, 2006, AMAL Corporation ("AMAL") (former parent of AVLIC) repurchased its outstanding shares of stock from Acacia Life and Acacia Financial Corporation ("AFCO") and issued two notes payable. On this date, AMAL became a wholly owned subsidiary of the Company. Effective September 30, 2006 AMAL was dissolved into its parent, the Company. Prior to September 1, 2006, the Company owned 85.77% of AMAL and Acacia Life companies owned the remaining 14.23% of AMAL.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Nature of Operations, (continued)
Acacia Life is a 100% owner of AFCO, which is a holding company comprised of several financial service companies. Principal subsidiaries of AFCO include:
Calvert Group Ltd. ("Calvert"), a provider of investment advisory, management and administrative services to The Calvert Group of mutual funds; Acacia Federal Savings Bank ("AFSB"), a federally chartered savings bank; and Acacia Realty Corporation, owner of real estate properties.

UCL's wholly owned subsidiaries include Summit Investment Partners, Inc., an investment advisor ("SIP"); PRBA, Inc., the holding company of a pension administration company; Summit Investment Partners, LLC, an investment advisor (liquidated as of July 1, 2007) and Union Central Mortgage Funding, Inc, a mortgage banking business.

The Company's insurance operations consist of life and health insurance, annuity, group pension, and retirement contracts. The Company and its subsidiaries operate in all 50 states and the District of Columbia.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Department.

Accounting practices and procedures of the National Association of Insurance Commissioners ("NAIC") as prescribed or permitted by the Department comprise a comprehensive basis of accounting ("NAIC SAP") other than accounting principles generally accepted in the United States of America ("GAAP").

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments ("OTTI").

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

     (a) Investments
     Under NAIC SAP, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating, and any adjustments to fair value are reported directly in unassigned surplus. Changes in the value of bonds up to amortized cost that are assigned a rating of "6" by the NAIC are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classification according to the Company's ability and intent to hold the securities. Under GAAP, bonds designated at purchase as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Basis of Presentation, (continued)
     (a) Investments, (continued)
     Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

     Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

     Investments in unaffiliated common stocks are valued at fair value based on their NAIC Securities Valuation Office ("SVO") valuation. Changes in the value of common stocks are reported as a change in net unrealized gains or losses in investments, a component of unassigned surplus. Under GAAP, investments in unaffiliated common stocks are designated as available-for-sale or trading and carried at fair value with net unrealized gains and losses reported in other comprehensive income if designated as available-for-sale and reported in income if designated as trading.

     Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company's unassigned surplus for NAIC SAP, while GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

     Investments in preferred stocks are carried at cost if the NAIC designation is RP3 and P3 or above. Preferred stocks with NAIC designations of RP4 and P4 or below are carried at the lower of cost or fair value. Under GAAP, preferred stocks would be designated at purchase as available-for-sale; under this designation preferred stocks would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Basis of Presentation, (continued)
     (a) Investments, (continued)
     Investments in limited partnerships and joint venture investments are accounted for on the GAAP equity method for NAIC SAP, while under GAAP such investments are accounted for at cost or the equity method depending upon ownership percentage and control.

     Under NAIC SAP, valuation allowances are established through the asset valuation reserve ("AVR") for mortgage loans based on the difference between the recorded investment in the mortgage loan and the estimated fair value, less costs to obtain and sell, of the underlying real estate. Under GAAP, valuation allowances would be established through a charge to realized loss based on the difference between the recorded investment in the mortgage loan and the present value of the expected future cash flows discounted at the loans effective interest rate or the estimated fair value, less costs to obtain and sell, of the underlying real estate if foreclosure is probable.

     Under NAIC SAP, using a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates. Those deferrals are amortized over the remaining period to maturity based on groupings (in five-year bands) of individual securities sold. The net deferral is reported in the "Interest maintenance reserve" in the accompanying Balance Sheets - Statutory Basis. Realized capital gains and losses are reported in income net of federal income tax and transfers to the interest maintenance reserve ("IMR"). Under NAIC SAP, an "Asset valuation reserve" is determined based on holdings of all investments by a NAIC prescribed formula and is reported as a liability. An asset valuation reserve is not recorded under GAAP. Under GAAP, realized capital gains and losses would be reported in the statement of income on a pretax basis in the period the asset giving rise to the gain or loss is sold.

     (b) Cash, Cash Equivalents and Short-Term Investments
     Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with initial maturities of one year or less. Under GAAP, cash, cash equivalents and short-term investments balances include investments with initial maturities of three months or less.

     (c) Policy Acquisition Costs
     Under NAIC SAP, the costs of acquiring and renewing business are expensed when incurred. As such, during periods of high sales, statutory earnings will be depressed due to the lack of expense deferrals. Under GAAP, acquisition costs related to traditional term life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For traditional whole life insurance, universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

     (d) Unearned Revenue
     Under NAIC SAP, amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, such charges would be reported as a liability and amortized into revenue using the same assumptions and factors as are used to amortize deferred policy acquisition costs.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Basis of Presentation, (continued)
     (e) Non-admitted Assets
     Under NAIC SAP, certain assets designated as "non-admitted" are excluded from the accompanying Balance Sheets - Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

     (f) Universal Life Policies
     Under NAIC SAP, revenues for universal life-type contracts consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues on universal-life type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities while benefits are recognized as expenses in excess of the policyholder account balance.

     (g) Reserves for Life, Accident and Health Policies
     Under NAIC SAP, certain policy reserves are calculated based on mortality and interest assumptions prescribed or permitted by state statues, without consideration of withdrawals. NAIC SAP policy reserves generally differ from policy reserves under GAAP, which are based on the Company's estimates of mortality, interest and withdrawals.

     (h) Policyholder Dividends
     Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

     (i) Reinsurance
     Under NAIC SAP, policy and contract liabilities ceded to reinsurers have been reported as reductions to the related reserves. Under GAAP, reinsurance recoverables are recorded as an asset.

     Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded and an allowance for amounts deemed uncollectible would be established through a charge to earnings.

     Under NAIC SAP, commission allowances by reinsurers on business ceded are reported as other revenue when received. Under GAAP, these expenses would be deferred and amortized with deferred policy acquisition costs.

     (j) Employee Benefits
     Under NAIC SAP, a liability for pension and other postretirement benefits is established only for vested participants and current retirees. Under NAIC SAP, the change in the minimum pension liability, less the change in any intangible asset, is recorded as an adjustment to unassigned surplus. Intangible and prepaid assets are non-admitted. Under GAAP, the liability would include unvested active participants, and the difference between the plan's assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. In addition, actuarial gains and losses and prior service costs are recorded as a component of other comprehensive income, net of tax.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Basis of Presentation, (continued)
     (k) Federal Income Taxes
     NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

     (l) Comprehensive Income
     Comprehensive income and its components are not presented under NAIC SAP.

     (m) Goodwill
     Under NAIC SAP, goodwill is calculated as the difference between the cost of acquiring the entity and the reporting entity's share of the historical book value of the acquired entity; or as the amount that liabilities exceed assets in assumptive reinsurance transactions. Additionally, under NAIC SAP, the amount of goodwill recorded as an "admitted asset" is subject to limitation. Goodwill under GAAP is calculated as the difference between the cost of acquiring the entity and the fair value of the assets received and liabilities assumed.

Significant statutory accounting practices are as follows:

Investments
Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Preferred stocks are stated at cost or the lower of cost or fair value based on the NAIC designation. The carrying value of an affiliated subsidiary was $12,500 and $15,000 as of December 31, 2009 and 2008, respectively.

Common stocks are generally reported at NAIC fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company's proportionate share of the audited GAAP basis equity after the date of acquisition, except for Pathmark which was carried at audited GAAP equity with statutory adjustments (2008 only). The carrying value of affiliated subsidiaries was $706,711 and $48,909 as of December 31, 2009 and 2008, respectively. The increase in carrying value was a result of the contribution of Acacia Life and UCL during 2009, see Note 5. The Federal Home Loan Bank ("FHLB") common stock is carried at cost. The change in the carrying value is generally recorded as a change in net unrealized losses on investments, a component of unassigned surplus.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Investments, (continued)
Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Depreciation expense is determined by the straight-line method. The intent to sell a property exists when management has committed to a plan to dispose of the property by sale to an outside party. Real estate held for sale is reported at fair value less encumbrances.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, and all highly liquid securities purchased with an original maturity of three months or less. Short-term investments presented in the Balance Sheets - Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. If the unpaid balance of the loan exceeds the policy reserves, the excess is considered a non-admitted asset.

The carrying amount of real estate limited partnerships, limited liability companies, and joint ventures reflect the underlying GAAP equity of the limited partnerships. Income from the limited partnerships is recognized when distributed. Unrealized gains and losses resulting from differences between the cost and carrying amount of the limited partnerships are credited or charged directly to unassigned surplus. The Company's investments in limited partnerships and joint ventures are recorded in "Other investments" in the Balance Sheets - Statutory Basis. Other investments also include an affiliated surplus note (2008 only), collateral loans, unsecured loans, and low-income housing tax credits carried under the amortized cost method. Other-than-temporary impairments of $1,859, $6,335 and $1,078 were recorded as realized losses during 2009, 2008 and 2007, respectively.

In 2008, the Company began selling futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed minimum withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company sells futures contracts on certain equity indices which expire every 90 days. The Company does not receive cash on the initial sale of the contracts, but will receive or pay cash daily based on the movement of the underlying index.

The Company is required to post collateral to the brokering bank. To comply with this requirement, the Company usually posts a short-term treasury bill with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral is recorded as an asset by the Company included in bonds on the Balance Sheets - Statutory Basis and the book adjusted/carrying value of the collateral recorded at December 31, 2009 and 2008 is $8,102 and $5,516, respectively.

Since the futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in change in net unrealized capital gains on investments and totaled $(3,483) and $129 for the years ended December 31, 2009 and 2008, respectively. The total variation margin on closed contracts is reflected in net investment income and totaled $(5,341) and $2,408 for the years ended December 31, 2009 and 2008, respectively.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Investments, (continued)
Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued with amounts over 90 days past due is non-admitted. No amount was excluded from unassigned surplus at December 31, 2009, 2008 and 2007, respectively.

Realized investment gains and losses on sales are determined using the specific identification method. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Furniture and Equipment
Electronic data processing ("EDP") equipment at cost of $14,026 and $12,926, operating software at cost of $3,990 and $4,225, and non-operating software at cost of $28,167 and $27,334 are carried at cost less accumulated depreciation at December 31, 2009 and 2008, respectively. The admitted value of the Company's EDP and operating and nonoperating software is limited to three percent of capital and surplus. The admitted portion at cost, net of accumulated depreciation of $35,305 and $31,008, is recorded in "Other admitted assets" in the Balance Sheets - Statutory Basis. EDP equipment and operating software is depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years. Non-operating software is depreciated over the lesser of its estimated useful life or five years.

Other furniture and equipment is depreciated using the straight line method over the estimated useful lives of the assets. Buildings are generally depreciated over forty years. Furniture and fixtures are generally depreciated over three to ten years.

Depreciation expense recorded in "General insurance expenses" in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis was $3,676, $3,821 and $3,803 for the years ended December 31, 2009, 2008 and 2007 respectively.

Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Non-Admitted Assets
In accordance with statutory requirements, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets - Statutory Basis and are charged directly to surplus. Non-admitted assets consist primarily of a portion of deferred tax assets, a non-admitted receivable from AHC, furniture and equipment, and negative disallowed IMR (in 2008), and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual. Total non-admitted assets were $72,630 and $104,122 at December 31, 2009 and 2008, respectively.

Reserves for Life, Accident and Health Policies and Deposit-type Funds
Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and commissioned variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities. Reserves for annuities are calculated using the Commissioners' Annuity Reserve Valuation Method ("CARVM") with appropriate statutory interest and mortality assumptions. During the year ended December 31, 2009, the Company adopted a new actuarial standard for calculating variable annuity reserves in accordance with CARVM, referred to as VA CARVM. There was no significant impact of the adoption on these statutory basis financial statements. Policy reserves include the estimated future obligations for the fixed account options selected by variable life and annuity policyholders; obligations related to variable account options are in the separate accounts.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserves for Unpaid Claims
The reserves for unpaid group dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pended/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Dividends to Policyholders
Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company's business has been issued on a participating basis. The amount of insurance in force on individual life participating policies was $2,082,833 or 11.1% and $2,769,840 or 14.1% of the individual life policies in force as of December 31, 2009 and 2008, respectively.

Accrued Separate Account Transfers
Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves
The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $233, $79 and $508 for 2009, 2008 and 2007, respectively.

Premiums and Related Commissions
Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts.

Income Taxes
The Company files a life/non-life consolidated tax return with UNIFI and UNIFI includible affiliates and is party to a federal income tax allocation agreement. The Company's income tax allocation is based upon a written agreement which generally specifies separate income tax return calculations with current credit for net operating losses and/or credits which are used to reduce the portion of the consolidated income tax liability.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Income Taxes, (continued)
The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency for these tax-related matters when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Company reviews its loss contingencies on an ongoing basis to ensure that the Company has appropriate reserves recorded on the Balance Sheets - Statutory Basis. These reserves are based on judgment made by management with respect to the likely outcome of these matters. The Company's judgment could change based on new information, Internal Revenue Service examinations and changes in laws or regulations. The reserve for tax related contingencies was $16,875 and $14,520 at December 31, 2009 and 2008, respectively.

The statute of limitations, generally, is closed for the Company through December 31, 2002. In 2007, the Internal Revenue Service completed and settled an examination for the federal income tax returns of the Company and Acacia Life and their affiliates for the tax years of 2004 and 2003. The Company's management has determined that the settlement is not material.

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements support individual variable annuity contracts, variable life contracts and group variable annuity contracts issued by the Company. The assets and liabilities of the separate accounts are legally separated from other Company assets and liabilities and the separate accounts investment risk is borne by the contract holders rather than the Company. Contract guarantees residing in the general account may be impacted by separate account investment performance as they would for general account investment performance. The separate account mortality and expense risk charge is recorded in "Miscellaneous income" on the Summary of Operations and Changes in Capital and Surplus-Statutory-Basis. Separate account assets and liabilities are carried at fair value and investment income and gains and losses from these accounts accrue directly to contract holders and are not in the accompanying financial statements.

Vulnerability due to Certain Concentrations
The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

During 2009 and 2008, decreased liquidity in certain markets adversely impacted the fair value of the Company's investments, in particular loan-backed and structured securities, and corporate bonds. The Company anticipates these conditions will continue over the next year and will continue to evaluate the reasonableness of the fair value of the impacted securities by comparison to alternative market sources along with consideration of credit spreads for similar securities and the characteristics and performance of the underlying collateral.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Reclassifications
Certain prior year amounts have been reclassified to conform with the current year presentation. The reclassifications have no effect on total admitted assets, total liabilities, total capital and surplus, and net income (loss). The reclassifications consist of the following:

--------------------------------------------------------------------------------------------------------------------
              Previously Reported In                                      Currently Reported In
--------------------------------------------------------------------------------------------------------------------
Balance Sheets - Statutory Basis
--------------------------------------------------------------------------------------------------------------------
  Bonds - unaffiliated                                 Bonds
  Preferred stocks    - unaffiliated                   Preferred stocks
                      - affiliated
  Common stocks       - unaffiliated                   Common stocks
                      - affiliated
  Cash and cash equivalents                            Cash, cash equivalents and short-term investments
  Short-term investments                               Cash, cash equivalents and short-term investments
  Partnerships and limited liability                   Other investments
    companies -  real estate
  Partnerships - joint ventures                        Other investments
  Other investments - unaffiliated                     Other investments
                    - affiliated
  Receivables for securities                           Other investments
  Accounts receivable - affiliates                     Other admitted assets
  Data processing and other admitted                   Other admitted assets
    assets
  Goodwill                                             Other admitted assets
  Payable for securities                               Other liabilities
  Other liabilities                                    Accrued commissions, expenses and insurance taxes
  Accounts payable - affiliates                        Other liabilities
--------------------------------------------------------------------------------------------------------------------
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
--------------------------------------------------------------------------------------------------------------------
  Miscellaneous income                                 Commissions and expense allowances on reinsurance ceded
--------------------------------------------------------------------------------------------------------------------

In addition, the Statutory Statements of Changes in Capital and Surplus are now reported with the Summary of Operations and Changes in Capital and Surplus - Statutory Basis statement.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Accounting Pronouncements
Statement of Statutory Accounting Principles No. 10R, "Income Taxes, Revised - A Temporary Replacement of SSAP No. 10" ("SSAP No. 10R")
In November 2009, the NAIC issued SSAP No. 10R, which revises SSAP No. 10 "Income Taxes" to allow for increased admissibility thresholds for admitted deferred tax assets ("DTAs") for companies with risk-based capital ("RBC") that exceeds either the trend test for those entities that are subject to a RBC trend test, or for those companies not subject to the RBC trend test, a RBC above the maximum risk-based capital level where an action level could occur as a result of a trend test, which was 250% for life insurance companies. The expanded deferred tax asset admissibility is elective. If the RBC requirements are met, an admitted deferred tax asset may be recognized in an amount equal to the federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years; and the lesser of a) the amount of gross DTAs expected to be realized within three years of the balance sheet date, or b) fifteen percent of statutory capital and surplus adjusted to exclude any net DTAs, EDP equipment and operating system software, and any net positive goodwill; and the amount of adjusted gross DTAs that can be offset against existing gross deferred tax liabilities. SSAP No. 10R introduces a valuation allowance concept to the statutory accounting for income taxes. A valuation allowance should be provided to offset tax benefits associated with deferred tax assets if it is more likely than not that the tax benefit will not be realized. The provisions of SSAP No. 10R are effective for the year ended December 31, 2009, and 2010 interim and annual financial statements only. The cumulative effect from adoption of this statement resulted in an increase in surplus of $8,815, net of tax.

Statement of Statutory Accounting Principles No. 43R, "Loan-backed and Structured Securities" ("SSAP No. 43R")
In September 2009, the NAIC issued SSAP No. 43R, which superceded SSAP No. 43, "Loan-Backed and Structured Securities", SSAP No. 98, "Treatment of Cash Flows When Quantifying Changes in Valuations and Impairments, an Amendment of SSAP No. 43" and paragraph 13 of SSAP No. 99, "Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment". Under SSAP No. 43R, for impaired loan-backed and structured securities which an entity intends to sell, an other-than-temporary impairment loss is required to be recognized in earnings for the difference between the amortized cost basis of the security and its fair value as of the balance sheet date. For impaired securities that the entity does not expect to recover the entire cost basis of, but does not intend to sell, an other-than-temporary impairment loss is required to be recognized in earnings for the difference between the amortized cost basis of the security and the entity's estimate of the present value of future cash flows of the security, discounted at an appropriate discount rate specified in SSAP No. 43R. The provisions of SSAP No. 43R were effective as of September 30, 2009, with a cumulative effect of adoption calculated as of July 1. The adoption of this statement decreased surplus by $103 at December 31, 2009.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

1.  Nature of Operations and Summary of Significant Accounting Policies
-----------------------------------------------------------------------
(continued)
-----------

Accounting Pronouncements, (continued)
Statement of Statutory Accounting Principles No. 99 "Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment" ("SSAP No. 99") Effective January 1, 2009, the NAIC issued SSAP No. 99, which establishes statutory accounting for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an other-than-temporary impairment. In periods subsequent to the recognition of other-than-temporary impairments, the reporting entity accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the other-than-temporary impairment. The fair value of the security on the measurement date is the new cost basis and the new cost basis is not adjusted for subsequent recoveries in fair value. The discount or reduced premium recorded for the security, based on the new cost basis, is amortized over the remaining life of the security in the prospective manner based on the amount and timing of future estimated cash flows. The security continues to be subject to impairment analysis for each subsequent reporting period and future declines in fair value which are determined to be other-than-temporary are recorded as realized losses. The adoption of this statement did not have a material impact on the Company's financial position or results of operations.

Statement of Statutory Accounting Principles No. 100, "Fair Value Measurements" ("SSAP No. 100")
In December 2009, the NAIC adopted SSAP No. 100, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The statement is effective beginning with December 31, 2010 financial statements. The Company does not anticipate a material impact on its financial position or results of operations from adopting this statement.

Statement of Statutory Accounting Principles No. 96, "Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 - Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties" ("SSAP No. 96")
Effective January 1, 2007, the Company adopted SSAP No. 96. This statement required transactions between related parties to be in the form of a written agreement and the agreement must provide for timely settlement of amounts owed. The adoption of this statement did not have a material impact on the financial statements.

Statement of Statutory Accounting Principles No. 97, "Investments in Subsidiary, Controlled and Affiliated Entities, a Replacement of SSAP No. 88 ("SSAP No. 97") Effective January 1, 2007, the Company adopted SSAP No. 97, which provided additional guidance on the audit requirements for subsidiaries. The adoption of this statement did not have a material impact on the financial statements.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

2.  Statutory Merger and Business Combination
---------------------------------------------

The Company merged with LifeRe, a wholly owned subsidiary of the Company, on October 1, 2008. This transaction was accounted for as a statutory merger. No additional shares of the Company were issued. Prior years have been adjusted to reflect comparative merged company financial information.

The following information is provided "as if" the merger occurred at January 1, 2007:

                           -----------------------------------------------------------------------------------------
                               Ameritas Life              LifeRe                                   Ameritas Life
                           As Previously Reported  As Previously Reported     Eliminations           As Merged
 -------------------------------------------------------------------------------------------------------------------
 Income                     $       1,246,445      $        33,725       $           -          $     1,280,170
 Net Income                            77,665                 (470)                  -                   77,195
 Total Capital and
  Surplus                             878,120               11,386             (11,386)                 878,120
 -------------------------------------------------------------------------------------------------------------------

In 2007, the Company paid $21,262 in cash for the purchase of the outstanding common stock of LifeRe Corporation. The transaction was accounted for as a statutory purchase and resulted in goodwill recorded in the investment carrying value in the amount of $11,331. Goodwill amortization relating to this purchase was $2,518 for the year ended December 31, 2007 and written off in 2007 upon the dissolution of LifeRe Corporation (see Note 5).

3.  Investments
---------------

Bonds
The table below provides additional information relating to bonds held at December 31, 2009:

                                                                       Gross             Gross
                                                   Cost or          Unrealized        Unrealized
                                                Amortized Cost         Gains            Losses        Fair Value
                 ---------------------------------------------------------------------------------------------------
 Bonds:
 U.S. Governments                            $          156,879  $        9,422  $          313  $          165,988
 All Other Governments                                      153               4               -                 157
 Special Revenue & Special Assessment
   Obligations and all Non-Guaranteed
   Obligations of Agencies and Authorities
   of Governments and Their Political
   Subdivisions                                         201,273           9,991             186             211,078
 Industrial & Miscellaneous (Unaffiliated)            1,248,223          63,462          11,520           1,300,165
 Hybrid Securities                                       17,642           1,256           1,456              17,442
 -------------------------------------------------------------------------------------------------------------------
 Total Bonds                                 $        1,624,170  $       84,135  $       13,475  $        1,694,830
 ===================================================================================================================

                                       19

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

Bonds, (continued)
The table below provides additional information relating to bonds held at December 31, 2008:

                                                                       Gross             Gross
                                                   Cost or          Unrealized        Unrealized
                                                Amortized Cost         Gains            Losses        Fair Value
                 ---------------------------------------------------------------------------------------------------
 Bonds:
 U.S. Governments                            $          167,554  $        9,780  $          156  $          177,178
 All Other Governments                                      585              15               -                 600
 Special Revenue & Special Assessment
   Obligations and all Non-Guaranteed
   Obligations of Agencies and Authorities
   of Governments and Their Political
   Subdivisions                                         195,376           3,910              30             199,256
 Public Utilities (Unaffiliated)                        108,314           1,016           6,662             102,668
 Industrial & Miscellaneous (Unaffiliated)            1,142,801           9,541         124,785           1,027,557
 -------------------------------------------------------------------------------------------------------------------
 Total Bonds                                 $        1,614,630  $       24,262  $      131,633  $        1,507,259
 ===================================================================================================================

At December 31, 2009 and 2008, the amortized cost of bonds was reduced by $1,739 and $3,147, respectively, of cumulative fair value adjustments on bonds rated NAIC "6" to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $1,622,431 and $1,611,483, respectively.

The Company had preferred stocks of $39,943 with a fair value of $32,264 as of December 31, 2008. Based on NAIC SAP guidance, on January 1, 2009, the Company reclassified $18,128 of hybrid securities with a fair value of $12,416 from preferred stocks to bonds.

The cost or amortized cost and fair value of bonds at December 31, 2009 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                             Cost or Amortized
                                                                                    Cost             Fair Value
 -------------------------------------------------------------------------------------------------------------------
 Due in one year or less                                                     $        54,146     $        55,217
 Due after one year through five years                                               423,775             445,521
 Due after five years through ten years                                              712,753             749,198
 Due after ten years                                                                 332,042             337,971
 Bonds with multiple repayment dates                                                 101,454             106,923
 -------------------------------------------------------------------------------------------------------------------
 Total Bonds                                                                 $     1,624,170     $     1,694,830
 ===================================================================================================================

Sales of bond investments in 2009, 2008 and 2007 resulted in proceeds of $120,970, $43,359 and $93,497, respectively, on which the Company realized gross gains of $10,997, $1,436 and $3,474, respectively, and gross losses of $574, $6,879 and $473, respectively.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

Bonds and Stocks
Realized capital gains (losses) are as follows:

                                                                       Years Ended December 31,
                                                       ---------------------------------------------------------
                                                              2009               2008               2007
 ---------------------------------------------------------------------------------------------------------------
 Bonds:
      Gross realized capital gains on sales             $        10,997    $         1,436    $         3,474
      Gross realized capital losses on sales                       (574)            (6,879)              (473)
 ---------------------------------------------------------------------------------------------------------------
 Net realized capital gains (losses) on sales                    10,423             (5,443)             3,001
 Other, including impairments and net gain on
   dispositions other than sales                                (31,977)           (30,931)              (330)
 ---------------------------------------------------------------------------------------------------------------
 Total bonds                                                    (21,554)           (36,374)             2,671
 Preferred stocks                                                (1,000)           (11,110)            (1,239)
 Common stocks                                                    9,842            (49,842)            15,597
 Real estate                                                         79                  -             17,273
 Other investments                                                6,660             (9,801)             1,391
 ---------------------------------------------------------------------------------------------------------------
 Realized capital gains (losses) before federal
  income taxes and transfer to IMR                               (5,973)          (107,127)            35,693
 Realized capital gains (losses) transferred to IMR               7,832             (8,772)                16
 Federal income tax expense (benefit)                           (11,871)           (25,557)            13,461
 ---------------------------------------------------------------------------------------------------------------
 Net realized capital gains (losses)                    $        (1,934)   $       (72,798)   $        22,216
 ===============================================================================================================

An aging of unrealized losses on the Company's investments in bonds, preferred stocks and common stocks were as follows:

                                                                    December 31, 2009
                                       -----------------------------------------------------------------------------
                                         Less than 12 months        12 months or more               Total
                                       ------------------------- ------------------------- -------------------------
                                                     Unrealized                Unrealized                Unrealized
                                         Fair Value    Losses      Fair Value    Losses      Fair Value    Losses
 -------------------------------------------------------------------------------------------------------------------
 Bonds:
 U.S. Governments                       $    10,031 $       313   $         - $         -   $    10,031 $       313
 Special Revenue & Special
   Assessment Obligations and all
   Non-Guaranteed Obligations of
   Agencies and Authorities of
   Governments and Their Political
   Subdivisions                              10,286         186             -           -        10,286         186
 Industrial & Miscellaneous
   (Unaffiliated)                            93,284       1,514        92,377      10,006       185,661      11,520
 Hybrid Securities                                -           -        12,985       1,456        12,985       1,456
 -------------------------------------------------------------------------------------------------------------------
 Total Bonds                                113,601       2,013       105,362      11,462       218,963      13,475
 -------------------------------------------------------------------------------------------------------------------
 Preferred Stocks                                 -           -           441         161           441         161
 Common Stocks                               12,583         663         4,836         743        17,419       1,406
 -------------------------------------------------------------------------------------------------------------------
 Total                                  $    12,583 $       663   $     5,277 $       904   $    17,860 $     1,567
 -------------------------------------------------------------------------------------------------------------------

                                       21

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

Bonds and Stocks, (continued)
                                                                    December 31, 2008
                                       -----------------------------------------------------------------------------
                                         Less than 12 months        12 months or more               Total
                                       ------------------------- ------------------------- -------------------------
                                                     Unrealized                Unrealized                Unrealized
                                         Fair Value    Losses      Fair Value    Losses      Fair Value    Losses
 -------------------------------------------------------------------------------------------------------------------
 Bonds:
 U.S. Governments                       $     3,242 $        76   $     4,166 $        80   $     7,408 $       156
 Special Revenue & Special
   Assessment Obligations and all
   Non-Guaranteed Obligations of
   Agencies and Authorities of
   Governments and Their Political
   Subdivisions                               4,837          24         2,236           5         7,073          30
 Public Utilities (Unaffiliated)             61,037       4,179        15,301       2,483        76,338       6,662
 Industrial & Miscellaneous
   (Unaffiliated)                           615,479      76,444       117,880      48,342       733,359     124,785
 -------------------------------------------------------------------------------------------------------------------
 Total Bonds                                684,595      80,723       139,583      50,910       824,178     131,633
 -------------------------------------------------------------------------------------------------------------------
 Preferred Stocks                             9,907       4,425         4,465       3,314        14,372       7,739
 Common Stocks                               54,804       9,407           699         489        55,503       9,896
 -------------------------------------------------------------------------------------------------------------------
 Total                                  $   749,306 $    94,555   $   144,747 $    54,713   $   894,053 $   149,268
 -------------------------------------------------------------------------------------------------------------------

The unrealized losses in both 2009 and 2008 reported above were partially caused by the effect of the interest rate environment on certain securities with stated interest rates currently below market rates, and as such, are temporary in nature. Certain securities also experienced declines in fair value that were due in part to liquidity and credit-related considerations. The Company considers various factors when considering if a decline in fair value is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company's intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company has determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2009 and 2008.

For substantially all preferred stock and common stock securities with an unrealized loss greater than 12 months, such unrealized loss was less than 25% of the Company's carrying value of each preferred stock or common stock security. The Company considers various factors when considering if a decline in the fair value of a preferred stock and common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company's investment managers; market liquidity; and the Company's intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company has concluded that the declines in the fair values of the Company's investments in both unaffiliated preferred stocks and common stocks at December 31, 2009 or 2008 are temporary. During 2009 and 2008, the Company recorded $721 and $8,980, respectively, of other-than-temporary impairments as additional realized losses.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

The Company's bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2009 and 2008, bonds totaling $92,947 and $88,750, respectively, (5.6% and 5.3%, respectively, of the total bond and short-term portfolios) are considered "below investment grade". Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC. During 2009, 2008 and 2007, the Company recorded realized losses for other-than-temporary impairments on bonds of $32,238, $36,072 and $1,657, respectively.

The Company has exposure to subprime mortgage loans within its total investments in loan-backed and structured securities. The Company manages its exposure to subprime mortgage loans in several ways. First, the Company monitors its exposure level to loan-backed and structured securities against defined restrictions prescribed by its Investment Policy. Restrictions include exposure at the aggregate level to loan-backed and structured securities along with exposure to ratings classes and subsectors. Also, the Company continually tracks subprime loan-backed and structured securities for factors including credit performance, rating agency actions, prepayment trends and de-levering. Loans with trends that may indicate underperformance are monitored closely for any further deterioration that may result in action by the Company.

As of December 31, 2009 and 2008, the Company's total investment in non-agency residential loan-backed and structured securities represents securities with an adjusted cost basis of $11,258 and $44,516 and a fair value of $9,104 and $15,948, respectively. Additionally, as of December 31, 2009 and 2008, the Company's subprime exposure related to subprime loan-backed and structured securities represents securities with an adjusted cost basis of $2,496 and $3,010 and a fair value of $2,502 and $2,640, respectively.

A summary of loan-backed and structured security investments with recognized other-than-temporary impairments is as follows:

                                                                     OTTI Recognized in Loss
                                                                ----------------------------------
                                                  Amortized
                                                 Cost Before
                                                     OTTI           Interest        Non-interest      Fair Value
--------------------------------------------- ----------------- ----------------- ---------------- -----------------
September 30, 2009
    Present value of cash flows                  $      4,847      $         -       $     1,492      $      2,555
December 31, 2009
    Present value of cash flows                  $      7,472      $         -       $     2,965      $      3,301
--------------------------------------------- ----------------- ----------------- ---------------- -----------------

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

A detail summary of the loan-backed and structured security investments with recognized other-than-temporary impairments is as follows:

                                                September 30, 2009
--------------------------------------------------------------------------------------------------------------------
       CUSIP          Amortized Cost      Projected Cash        Recognized        Amortized Cost
                        Before OTTI           Flows                OTTI             After OTTI        Fair Value
-------------------- ------------------ ------------------- ------------------ ------------------ ------------------
94985EAE1               $         27       $         26        $          1       $         26       $         24
74922EBE8                         40                 38                   2                 38                 47
74922RBF6                         20                 18                   2                 18                 64
94983FAG5                         51                 48                   3                 48                 61
17312KAT9                         76                 73                   3                 73                100
3622X7AU0                        208                204                   4                204                707
12544CBB6                         66                 62                   4                 62                 99
761118VP0                         57                 51                   6                 51                 32
12638PCA5                        142                122                  20                122                104
57643MMX9                        418                393                  25                393                243
466247B93                        455                428                  27                428                209
94984MAU8                        284                221                  63                221                363
17313QAC2                        414                284                 130                284                126
05953YCF6                        950                814                 136                814                121
17312DAL2                      1,639                573               1,066                573                255
-------------------- ------------------ ------------------- ------------------ ------------------ ------------------
Total                   $      4,847       $      3,355        $      1,492       $      3,355       $      2,555
==================== ================== =================== ================== ================== ==================

                                                 December 31, 2009
--------------------------------------------------------------------------------------------------------------------
       CUSIP          Amortized Cost      Projected Cash        Recognized        Amortized Cost
                        Before OTTI           Flows                OTTI             After OTTI        Fair Value
-------------------- ------------------ ------------------- ------------------ ------------------ ------------------
76110HL56               $        437       $        304        $        133       $        304       $        122
94983FAF7                      3,044              2,208                 836              2,208              2,085
52520MGY3                      1,726                748                 978                748                214
05949CKB1                      2,265              1,247               1,018              1,247                880
-------------------- ------------------ ------------------- ------------------ ------------------ ------------------
Total                   $      7,472       $      4,507        $      2,965       $      4,507       $      3,301
==================== ================== =================== ================== ================== ==================

A summary of loan-backed and structured security investments with unrealized losses for which an other-than-temporary impairment has not been recognized as of December 31, 2009 is as follows:

                                 Unrealized less than 12 months                Unrealized 12 months or more
                         -------------------------------------------------------------------------------------------
                                                              Unrealized                                 Unrealized
                             Amortized Cost     Fair Value       Losses    Amortized Cost   Fair Value     Losses
 -------------------------------------------------------------------------------------------------------------------

 Structured securities      $    21,889      $    21,311     $   (578)    $    18,990      $  16,730   $   (2,260)
 -------------------------------------------------------------------------------------------------------------------

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

Mortgage Loans
The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum and minimum lending rates for mortgage loans issued during 2009 are 7.75% and 6.30%. The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 75% with the exception of two loans for which the portion exceeding 75% is admitted under investment "basket" provisions. The Company has not included taxes, assessments or other amounts advanced in mortgage loans at December 31, 2009, 2008 and 2007.

The Company's mortgage loans finance various types of commercial and multi-family residential properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 2009 and 2008 are as follows:

                                                                                      2009              2008
 -------------------------------------------------------------------------------------------------------------------
 California                                                                      $        48,236  $        47,082
 Minnesota                                                                                28,808           31,483
 Ohio                                                                                     27,712           29,074
 Utah                                                                                     25,771           24,036
 Oregon                                                                                   24,181           21,480
 Arizona                                                                                  21,653           17,048
 Texas                                                                                    20,032           21,346
 All other states                                                                        182,423          195,007
 -------------------------------------------------------------------------------------------------------------------
                                                                                 $       378,816  $       386,556
 ===================================================================================================================

At December 31, 2009, 2008 and 2007, the Company does not have any impaired mortgage loans or interest income on impaired mortgage loans. Interest income on impaired mortgage loans is generally recognized on a cash basis.

Fair Value of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Bonds and Preferred Stocks - The fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

         Common Stocks - For publicly traded securities and affiliated mutual funds, fair value is obtained from independent pricing services or fund managers. For stock in FHLB carrying amount approximates fair value. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

Fair Value of Financial Instruments, (continued)
         Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral.

         Cash, Cash Equivalents and Short-term Investments, and Investment Income Due and Accrued - The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

         Other Investments - The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments, except when an instrument becomes other than temporarily impaired and a new cost basis has been recognized. The fair value for these instruments becomes their new cost basis. The fair value of the affiliated surplus note included in other investments was internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the note. Other investments carried on the equity method are not included as part of the fair value disclosure.

         Loans on Insurance Contracts - The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

         Deposit-Type Funds - Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

         Borrowed money - The fair value is estimated using discounted cash flow analyses based on current incremental borrowing rates for similar types of borrowing arrangements.

         Separate Account Assets and Liabilities - The fair values of separate account assets are based upon net asset values provided by the fund managers. Separate account liabilities are carried at the fair value of the underlying assets.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

Fair Value of Financial Instruments, (continued)
The book/adjusted carrying value and fair value of financial instruments at December 31 are as follows:

                                                               2009                             2008
                                                 -------------------------------------------------------------------
                                                  Book/Adjusted                    Book/Adjusted
                                                  Carrying Value    Fair Value     Carrying Value    Fair Value
 -------------------------------------------------------------------------------------------------------------------
 Financial Assets:
     Bonds                                        $    1,622,431  $    1,694,830   $    1,611,483  $    1,507,259
     Preferred stocks                                     14,639          15,670           39,943          32,264
     Common stocks                                       147,692         147,692          148,587         148,587
     Mortgage loans                                      378,816         381,664          386,556         405,865
     Cash, cash equivalents and short-term
       investments                                        28,299          28,299           41,969          41,969
     Loans on insurance contracts                        101,073         103,361          108,471         105,537
     Other investments                                     3,375           3,413           26,796          14,908
     Investment income due and accrued                    24,444          24,444           24,518          24,518
     Separate account assets                           3,257,507       3,257,507        2,457,887       2,457,887
 Financial Liabilities:
     Deposit-type funds                           $      197,409  $      197,409   $      197,433  $      197,433
     Borrowed money                                            -               -            7,491           7,484
     Separate account liabilities                      3,257,507       3,257,507        2,457,887       2,457,887
 -------------------------------------------------------------------------------------------------------------------

Fair Value Measurements of Financial Instruments
Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company's financial assets carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by GAAP fair value measurements guidance. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's classification is based on the lowest level input that is

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

Fair Value Measurements of Financial Instruments, (continued) significant to its fair value measurement in its entirety. In summary, the levels of the fair value hierarchy are as follows:

     o Level 1 - Values are unadjusted quoted prices for identical assets in active markets accessible at the measurement date.

     o Level 2 - Inputs include quoted prices for similar assets in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

     o Level 3 - Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company's best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

The following table provides information about the Company's assets measured at fair value on a recurring basis by the GAAP fair value measurement guidance levels described above as follows:

                                                                             December 31, 2009
                                                        ------------------------------------------------------------
                                                           Level 1         Level 2     Level 3         Total
 -------------------------------------------------------------------------------------------------------------------
 Assets:
     Common stocks                                       $     134,591   $       -   $       8,295   $    142,886
 -------------------------------------------------------------------------------------------------------------------
   Subtotal excluding separate account assets                  134,591           -           8,295        142,886
     Separate account assets                                 3,257,463           -               -      3,257,463
 -------------------------------------------------------------------------------------------------------------------
 Total assets accounted for at fair market value         $   3,392,054   $       -   $       8,295   $  3,400,349
 -------------------------------------------------------------------------------------------------------------------

                                                                             December 31, 2008
                                                        ------------------------------------------------------------
                                                           Level 1         Level 2     Level 3         Total
 -------------------------------------------------------------------------------------------------------------------
 Assets:
     Common stocks                                       $     137,020   $       -   $       6,664   $    143,684
 -------------------------------------------------------------------------------------------------------------------
   Subtotal excluding separate account assets                  137,020           -           6,664        143,684
     Separate account assets                                 2,457,822           -               -      2,457,822
 -------------------------------------------------------------------------------------------------------------------
 Total assets accounted for at fair market value         $   2,594,842   $       -   $       6,664   $  2,601,506
 -------------------------------------------------------------------------------------------------------------------

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company's revenues and expenses or surplus.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

Fair Value Measurements of Financial Instruments, (continued)
The following valuation techniques used to measure the fair values by type of investment in the above table follow:

Level 1 - Financial Assets
These assets include actively-traded exchange-listed common stocks and mutual funds. Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments where fair value represents net asset values received from fund managers who stand ready to transact at the quoted values.

Level 2 - Financial Assets
As of December 31, 2009, there were no financial assets measured at fair value on a recurring basis in Level 2.

Level 3 - Financial Assets
The common stock classified as Level 3 was based on an uncorroborated broker quote using unobservable inputs.

The following table summarizes changes to our financial instruments for the years ended December 31, 2009 and 2008 carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements:

                                                                                           Common stocks
 -------------------------------------------------------------------------------------------------------------------
 Fair value at January 1, 2008                                                             $       3,700
 Total gains or losses (realized and unrealized)
   Included in net income                                                                              -
   Included in unassigned surplus                                                                  2,964
 Purchases, sales, issuances, and settlements                                                          -
 Transfers in/out of Level 3                                                                           -
 -------------------------------------------------------------------------------------------------------------------
 Fair value at December 31, 2008                                                                   6,664
 Total gains or losses (realized and unrealized)
   Included in net income                                                                              -
   Included in unassigned surplus                                                                  1,631
 Purchases, sales, issuances, and settlements                                                          -
 Transfers in/out of Level 3                                                                           -
 -------------------------------------------------------------------------------------------------------------------
 Fair value at December 31, 2009                                                           $       8,295
 -------------------------------------------------------------------------------------------------------------------

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

3.  Investments, (continued)
----------------------------

Fair Value Measurements of Financial Instruments, (continued)
Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stocks valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the Balance Sheets - Statutory Basis at December 31, 2009 and 2008. The following tables summarize the assets measured at fair value on a non-recurring basis as of December 31, 2009 and 2008 and the total realized/unrealized losses for 2009 and 2008:

                                                                      December 31, 2009
                                    --------------------------------------------------------------------------------
                                                                                                    Total Realized
                                                                                                     /Unrealized
                                          Level 1         Level 2        Level 3          Total          Losses
--------------------------------------------------------------------------------------------------------------------
Bonds                                $               $         392  $         642   $       1,034   $      (5,238)
--------------------------------------------------------------------------------------------------------------------

                                                                      December 31, 2008
                                    --------------------------------------------------------------------------------
                                                                                                    Total Realized
                                                                                                     /Unrealized
                                          Level 1         Level 2        Level 3          Total          Losses
--------------------------------------------------------------------------------------------------------------------
Bonds                                $           -   $       9,191  $       4,022   $      13,213   $     (31,390)
Preferred Stocks                     $           -   $       1,200  $           -   $       1,200   $      (1,747)
--------------------------------------------------------------------------------------------------------------------

The bonds measured at fair value on a non-recurring basis include NAIC 6 designated bonds totaling $968 and $474 and impaired bonds totaling $66 and $12,739 as of December 31, 2009 and 2008, respectively. The $642 and $4,022 of bonds classified as Level 3 as of December 31, 2009 and 2008, respectively, were valued based on uncorroborated dealer quotes or internal valuation using unobservable inputs. The preferred stocks recorded at fair value on a non-recurring basis as of December 31, 2008 was due to impairments.

4.  Income Taxes
----------------

The application of SSAP No. 10R requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable income in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

4.  Income Taxes, (continued)
-----------------------------

The components of the net deferred tax asset/(liability) ("DTA/DTL") as of December 31, 2009 are as follows:

                                                                   Ordinary          Capital           Total
 -------------------------------------------------------------------------------------------------------------------
 Gross deferred tax assets                                      $        61,558   $         5,192  $        66,750
 Statutory valuation allowance                                                -                 -                -
 -------------------------------------------------------------------------------------------------------------------
 Adjusted gross deferred tax assets                                      61,558             5,192           66,750
 Gross deferred tax liabilities                                          (7,210)          (10,522)         (17,732)
 -------------------------------------------------------------------------------------------------------------------
 Net DTA/DTL before admissibility test                          $        54,348   $        (5,330) $        49,018
 ===================================================================================================================

The Company has not recognized a deferred tax liability on its wholly owned subsidiaries because it does not have any plans to dispose of these subsidiaries and, in the event of disposition, any gain or loss would not be a taxable event for the Company.

The amount of admitted adjusted gross deferred tax assets under each component of SSAP No. 10R as of December 31, 2009 is:
                                                                   Ordinary          Capital           Total
 -------------------------------------------------------------------------------------------------------------------
 10.a.      Federal income taxes recoverable through loss
            carryback                                          $        15,692   $             -  $        15,692
 10.b.i.    Adjusted gross DTA expected to be realized in one
            year                                                             -                 -                -
 10.b.ii.   10% adjusted statutory capital and surplus limit            85,173                 -           85,173
            Admitted pursuant to 10.b. (lesser of i. or ii.)                 -                 -                -
 10.c.      Admitted pursuant to 10.c.                                   7,210            10,522           17,732
 10.e.i.    Adjusted admitted pursuant to 10.e.i.                        8,815                 -            8,815
 10.e.ii.a. Adjusted gross DTA expected to be realized in
            three years                                                      -                 -                -
 10.e.ii.b. 15% adjusted statutory capital and surplus limit           127,760                 -          127,760
            Additional admitted pursuant to 10.e.ii.                         -                 -                -
 10.e.iii.  Additional admitted pursuant to 10.e.iii.                        -                 -                -

 Total admitted DTA                                            $        31,718   $        10,522  $        42,240
 Total DTL                                                              (7,210)          (10,522)         (17,732)
 -------------------------------------------------------------------------------------------------------------------
 Net admitted DTA                                              $        24,508   $             -  $        24,508
 ===================================================================================================================

 Non-admitted DTA                                              $        29,840   $        (5,330) $        24,510
 -------------------------------------------------------------------------------------------------------------------

The Company has met the necessary risk-based capital levels to be able to admit the increased amount of deferred tax assets under SSAP No. 10R and an election has been made to admit DTAs pursuant to SSAP No. 10R. Such election was not available in 2008.

                                       31

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

4.  Income Taxes, (continued)
-----------------------------

The Company recorded a change in admitted DTAs during 2009 as the result of its election to employ the provision of paragraph 10.e. of SSAP No. 10R as follows:

                                                                   Ordinary          Capital           Total
 -------------------------------------------------------------------------------------------------------------------
 Gross deferred tax assets                                      $        (9,897)  $        (4,441) $       (14,338)
 Statutory valuation allowance                                                -                 -                -
 -------------------------------------------------------------------------------------------------------------------
 Adjusted gross deferred tax assets                                      (9,897)           (4,441)         (14,338)
 Gross deferred tax liabilities                                           6,563           (10,203)          (3,640)
 -------------------------------------------------------------------------------------------------------------------
 Net DTA/DTL before admissibility test                          $        (3,334)  $       (14,644) $       (17,978)
 ===================================================================================================================

 10.a.      Federal income taxes recoverable through loss
            carryback                                           $        (2,882)  $             -  $        (2,882)
 10.b.i.    Adjusted gross DTA expected to be realized in one
            year                                                              -                 -                -
 10.b.ii.   10% adjusted statutory capital and surplus limit                936                 -              936
            Admitted pursuant to 10.b. (lesser of i. or ii.)                  -                 -                -
 10.c.      Admitted pursuant to 10.c.                                   (6,563)           10,203            3,640
 10.e.i.    Adjusted admitted pursuant to 10.e.i.                         8,815                 -            8,815
 10.e.ii.a. Adjusted gross DTA expected to be realized in
            three years                                                       -                 -                -
 10.e.ii.b. 15% adjusted statutory capital and surplus limit            127,760                 -          127,760
            Additional admitted pursuant to 10.e.ii.                          -                 -                -
 10.e.iii.  Additional admitted pursuant to 10.e.iii.                         -                 -                -

 Change in total admitted DTA                                   $          (629)  $        10,203  $         9,574
 Change in total DTL                                                      6,563           (10,203)          (3,640)
 -------------------------------------------------------------------------------------------------------------------
 Change in net admitted DTA or DTL                              $         5,934   $             -  $         5,934
 ===================================================================================================================

 Change in non-admitted DTA                                     $        (9,268)  $       (14,644) $       (23,912)
 -------------------------------------------------------------------------------------------------------------------

The increase in non-admitted deferred tax assets was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2009, 2008 and 2007.

                                       32

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

4.  Income Taxes, (continued)
-----------------------------

The following table provides the Company's assets,  capital and surplus, and RBC information  with the DTA calculated  under SSAP No. 10R paragraphs 10(a) to (c)
and the  additional  DTA  determined  under SSAP No. 10R  paragraph  10.e. as of
December 31, 2009:
                                                               SSAP No. 10R 10     SSAP No. 10R
                                                                  (a) to (c)           10.e.          Difference
 -------------------------------------------------------------------------------------------------------------------
 Admitted DTAs                                                  $        33,425   $        42,240  $         8,815
 Admitted assets                                                      6,520,640         6,529,455            8,815
 Statutory surplus                                                    1,240,181         1,248,996            8,815
 Total adjusted capital                                               1,293,685         1,302,500            8,815
 RBC authorized control level                                           119,810           120,997            1,187
 -------------------------------------------------------------------------------------------------------------------

Federal income taxes incurred at December 31 consist of the following major components:

                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Current federal income taxes
 Operations                                                    $        10,216   $        17,530  $        21,386
 Capital gains (losses)                                                 (9,131)          (28,627)          13,432
 Change in accounting principle                                            (55)                -                -
 Correction of error (see Note 20)                                           -                 -             (696)
 -------------------------------------------------------------------------------------------------------------------
                                                                         1,030           (11,097)          34,122
 Change in net deferred income taxes                                    13,745           (16,391)          (4,115)
 -------------------------------------------------------------------------------------------------------------------
     Total federal income taxes incurred                       $        14,775   $       (27,488) $        30,007
 ===================================================================================================================

The difference between the U.S. federal income tax rate and the federal income taxes incurred at December 31 is summarized as follows:

                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Income before federal income taxes and realized capital
   gains (losses)                                              $        62,076   $        18,346  $        76,365
 Net realized capital gains (losses) before federal income
   taxes and transfers to IMR                                           (5,972)         (107,127)          35,693
 Change in accounting principle                                           (158)                -                -
 Change in unauthorized reinsurance                                      1,854                 -                -
 Correction of error (see Note 20)                                           -                 -           (1,988)
 -------------------------------------------------------------------------------------------------------------------
 Total pretax income (loss)                                             57,800           (88,781)         110,070
 Change in non-admitted assets                                         (11,868)          (12,946)          (6,547)
 Tax exempt income                                                      (9,329)           (7,966)         (10,784)
 Nondeductible expenses                                                    932            (2,969)            (107)
 Other                                                                    (366)           (3,809)          (4,526)
 -------------------------------------------------------------------------------------------------------------------
                                                                        37,169          (116,471)          88,106
 Statutory tax rate                                                       0.35              0.35             0.35
 -------------------------------------------------------------------------------------------------------------------
                                                                        13,009           (40,765)          30,837
 Change in federal income tax reserve                                    2,355            13,729             (647)
 Tax credits                                                              (589)             (452)            (183)
 -------------------------------------------------------------------------------------------------------------------
       Total federal income taxes incurred                     $        14,775   $       (27,488) $        30,007
 ===================================================================================================================

                                       33

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

4.  Income Taxes, (continued)
-----------------------------

The items that give rise to deferred tax assets and liabilities at December 31 relate to the following:

                                                                                      2009              2008
 -------------------------------------------------------------------------------------------------------------------
 Deferred tax assets:
 Unrealized investment losses                                                    $         5,192  $         9,633
 Deferred policy acquisition costs                                                        17,552           17,510
 Future policy and contract benefits                                                      11,553           16,899
 Policyholder dividends                                                                    2,928            3,510
 Acacia Life Insurance Company distribution                                                1,633            2,026
 Pension and postretirement benefits                                                       7,380            9,517
 Non-admitted assets                                                                      16,842           18,285
 Net operating/net capital and credits                                                       353              449
 Other                                                                                     3,317            3,259
 -------------------------------------------------------------------------------------------------------------------
 Gross deferred tax assets                                                                66,750           81,088
 -------------------------------------------------------------------------------------------------------------------
 Deferred tax liabilities:
 Unrealized investment gains                                                              11,822              849
 Acacia National Life Insurance Company inforce                                              480              807
 Other                                                                                     5,430           12,436
 -------------------------------------------------------------------------------------------------------------------
 Gross deferred tax liabilities                                                           17,732           14,092
 -------------------------------------------------------------------------------------------------------------------
 Net deferred tax asset                                                                   49,018           66,996
 Less:  non-admitted deferred tax assets                                                  24,510           48,422
 -------------------------------------------------------------------------------------------------------------------
 Net admitted deferred tax asset                                                 $        24,508  $        18,574
 ===================================================================================================================

 Increase (decrease) in deferred tax assets non-admitted                         $       (23,912) $        32,690
 ===================================================================================================================

                                       34

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

4.  Income Taxes, (continued)
-----------------------------

The change in net deferred income taxes is comprised of the following:
                                                                          December 31
                                                                     2009             2008             Change
 -------------------------------------------------------------------------------------------------------------------
 Gross deferred tax assets                                     $        66,750   $        81,088  $       (14,338)
 Gross deferred tax liabilities                                         17,732            14,092            3,640
 -------------------------------------------------------------------------------------------------------------------
 Net deferred tax asset                                        $        49,018   $        66,996          (17,978)
 =================================================================================================
 Tax effect of unrealized gains                                                                             4,233
                                                                                                 -------------------
 Change in net deferred income tax                                                                $       (13,745)
                                                                                                 ===================

                                                                          December 31
                                                                     2008             2007             Change
 -------------------------------------------------------------------------------------------------------------------
 Gross deferred tax assets                                     $        81,088   $        60,465  $        20,623
 Gross deferred tax liabilities                                         14,092            28,970          (14,878)
 -------------------------------------------------------------------------------------------------------------------
 Net deferred tax asset                                        $        66,996   $        31,495           35,501
 =================================================================================================
 Tax effect of unrealized gains                                                                           (19,110)
                                                                                                 -------------------
 Change in net deferred income tax                                                                $        16,391
                                                                                                 ===================

                                                                          December 31
                                                                     2007             2006             Change
 -------------------------------------------------------------------------------------------------------------------
 Gross deferred tax assets                                     $        60,465   $        57,166  $         3,299
 Gross deferred tax liabilities                                         28,970            27,713            1,257
 -------------------------------------------------------------------------------------------------------------------
 Net deferred tax asset                                        $        31,495   $        29,453            2,042
 =================================================================================================
 Tax effect of unrealized gains                                                                             2,073
                                                                                                 -------------------
 Change in net deferred income tax                                                                $         4,115
                                                                                                 ===================

At December 31, 2009, the Company has a capital loss carry forward of $48 that will expire in 2011 and an alternative minimum tax credit carryover of $336.

The amount of federal income taxes incurred in preceding years, which is available for recoupment in the event of future net losses is as follows:

 Tax Year                                                          Ordinary          Capital           Total
 -------------------------------------------------------------------------------------------------------------------
 2007                                                          $        20,687   $        11,357  $        32,044
 2008                                                                        -                 -                -
 2009                                                                        -                 -                -
 -------------------------------------------------------------------------------------------------------------------
 Total                                                         $        20,687   $        11,357  $        32,044
 ===================================================================================================================

5.  Information Concerning Parent, Subsidiaries, Affiliates and Related Parties
--------------------------------------------------------------------------------

On December 15, 2009, the Department of Insurance and Securities Regulation of the District of Columbia approved Acacia Life becoming a wholly owned subsidiary of the Company. Acacia Life was transferred to the Company from AHC at the statutory equity value of the Acacia Life common stock of $324,730 at the valuation date of September 30, 2009.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

5.  Information Concerning Parent, Subsidiaries, Affiliates and Related Parties,
--------------------------------------------------------------------------------
(continued)
-----------

On April 17, 2009, the Ohio Department of Insurance approved UCL becoming a wholly owned subsidiary of the Company. On April 22, 2009, the Department approved the re-domestication of UCL from Ohio to Nebraska. Together, these two actions resulted in the reorganization of UCL as a Nebraska subsidiary of the Company whereby the statutory equity value of the UCL common stock of $127,357 was transferred to the Company at the valuation date of March 31, 2009. During 2009, the Company made the following cash contributions to UCL: $50,000 on April 23, 2009, $50,000 on June 16, 2009, and $25,000 on December 22, 2009.

The Company received cash in the amount of $149 and $2,640 on May 28, 2009 and December 2, 2008, respectively, from dividends declared by Pathmark Administrators, Inc. On May 27, 2009, Pathmark retired the common stock shares owned by the Company with a cash payment of $2,499. Pathmark was subsequently sold to an outside party on May 31, 2009 for $130. In 2008, included in the dividend amount was $2,074 recorded as a return of capital with the remainder recorded in net investment income.

On May 15, 2008, UCL issued a $25,000, 6.61% fixed to floating rate surplus note
(Note) to the Company as part of an intercompany surplus agreement. Interest accrued on the Note at a fixed annual rate of 6.61% from May 15, 2008 to May 14, 2013, and at an annual floating rate equal to the three month LIBOR plus 3.06% from June 2013 until the Note was paid in full. The note was to mature on May 15, 2048. However, on September 30, 2009, the Note was cancelled and reclassified as a capital contribution to UCL. Prior to cancellation of the Note, interest totaling $1,239 was received in 2009.

Upon the dissolution of LifeRe Corporation on November 7, 2007, the Company received consideration in the amount of $17 resulting in no realized capital gain or loss. Included in the book/adjusted carrying value of LifeRe Corporation was $8,813 of goodwill, which was released in 2007 upon the dissolution.

Effective June 30, 2007, the Company sold 100% of the outstanding common shares of AIA to the Company's parent, AHC, for $660 in cash resulting in a realized capital gain of $559. AIA subsequently changed its name to Summit. Summit is an advisor providing investment management services to all the insurance companies within UNIFI.

With the AMAL dissolution into the Company as of September 30, 2006, included in the book/adjusted carry value of AMAL was $21,711 of goodwill, which was released at that time. The Company received assets totaling $2,766 and liabilities of $40,856 (including $29,825 as disclosed in Note 6 - Borrowed Money and $10,000 related to a note with the Company, which was subsequently retired upon the dissolution).

On January 30, 2003, the Company purchased 520,562 shares of common stock from AFSB valued on that date for $10,000. During 2005, the Company made additional contributions of $1,479 as paid in capital to AFSB. On December 20, 2009, the Company made an additional contribution of $3,698 as paid in capital to AFSB whereby the Company continues to own 14.79% of AFSB after this contribution.

In 2003, the Company received $2,452 in bonds and related accrued interest as of November 30, 2003 in payment of a $2,500 dividend declared by Pathmark Administrators, Inc. The remaining $48 was paid in cash. The bonds were transferred at fair value with the Company recording a deferred gain of $120 to be amortized over the life of the bonds. During 2009, the remaining unamortized gain of $84 was recognized in net realized capital gains (losses).

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

5.  Information Concerning Parent, Subsidiaries, Affiliates and Related Parties,
--------------------------------------------------------------------------------
(continued)
-----------

Effective April 1, 2002, AVLIC (now merged with the Company) and Acacia National Life Insurance Company (merged with Acacia Life as of January 1, 2004) entered into agreements under which the Company accepted, either on a coinsurance (the fixed account business) or on a modified coinsurance basis (the separate account business), the rights, liabilities and obligations of the variable life and annuity products of Acacia Life. In addition, the Company entered into an assumptive reinsurance agreement to assume these ceded policies upon regulatory or policyholder approval as required. In connection with these agreements, assets and liabilities were transferred from Acacia Life to the Company at fair value, which resulted in recording goodwill of $10,794, which is being amortized over 10 years. Amortization of goodwill was $1,079, $1,079 and $1,080 for the years ended December 31, 2009, 2008 and 2007, respectively.

On December 20, 1999, the Company purchased $25,000 of redeemable preferred stock from Acacia Life. The stock, which pays dividends in an amount per annum equal to 6.66% in 2009, 2008 and 2007, and is non-voting, provides for redemption beginning in 2005 with final redemption on or by January 1, 2015. On June 1, 2009 and 2008, the Company redeemed 100,000 shares at $2,500.

The Company's variable life and annuity products are distributed through AIC. Policies placed generated commission expense of $13,565, $20,644 and $20,449 for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company has a variable insurance trust ("VIT"). The Company offers, in conjunction with First Ameritas, the VIT as an investment option to policyholders through their separate accounts. The Company had separate account investments of $312,614 and $312,164 in the VIT as of December 31, 2009 and 2008, respectively. First Ameritas had separate account investments of $167 and $187 in the VIT as of December 31, 2009 and 2008, respectively. Affiliates of the Company provide investment advisory and administrative services to the VIT on a fee basis.

The Company offers mutual funds of Calvert Variable Series, Inc. ("CVS") and Summit Mutual Funds, Inc. ("SMF"), affiliates, to policyholders through the separate accounts. Separate account investments in the mutual funds offered through CVS and SMF were $612,059 and $430,322 as of December 31, 2009 and 2008, respectively.

The Company reported the following amounts due from (to) the below listed affiliates. The terms of the intercompany agreements require that these amounts be settled within 30 days.

                                                                      2009                        2008
 -------------------------------------------------------------------------------------------------------------------
 Ameritas Holding Company                                         $        (1,207)            $          (719)
 The Union Central Life Insurance Company                                  (7,077)                     (1,394)
 First Ameritas Life Insurance Corp. of New York                              989                         409
 Pathmark Administrators Inc.                                                   -                        (245)
 Ameritas Investment Corp.                                                    217                        (101)
 Summit Investment Advisors, Inc.                                             343                         408
 Acacia Life Insurance Company                                              2,229                       2,131
 Acacia Federal Savings Bank                                                   75                          13
 Acacia Financial Corporation                                                   2                           5
 Calvert Group Ltd.                                                           267                          35
 Summit Investment Partners, LLC                                               51                           -
 -------------------------------------------------------------------------------------------------------------------

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

5.  Information Concerning Parent, Subsidiaries, Affiliates and Related Parties,
--------------------------------------------------------------------------------
(continued)
-----------

Aviva USA, through assumption reinsurance, has assumed approximately 99% of the Company's equity indexed annuity business as of December 31, 2009 and 2008, reducing the respective ceded allowance to $53 and $52 which is included as a reduction of reserves for life, accident and health policies. As a condition to assumption reinsurance, certain states have required the Company to remain contingently liable in the event the assuming reinsurer is unable to fulfill its obligations. The Company is contingently liable for $404 and $589 of additional reserves as of December 31, 2009 and 2008, respectively.

The Company provides technical, financial, legal and marketing support to its affiliates under various administrative service and cost-sharing agreements. Included in miscellaneous income is $0, $364 and $271 received under administrative service agreements for the years ended December 31, 2009, 2008 and 2007, respectively. Reimbursements of $38,390, $17,241 and $12,490 for the years ended December 31, 2009, 2008 and 2007 related to cost-sharing agreements with affiliates have been recorded as a reduction in general insurance expenses. In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement, included as an investment expense and reducing net investment income, totaled $3,059, $2,975 and $2,589 for the years ended December 31, 2009, 2008 and 2007, respectively.

6.  Borrowed Money
------------------

Effective September 1, 2006 the Company had an outstanding liability for borrowed money in the amount of $29,825 payable to two affiliates, Acacia Life and AFCO. These notes were issued by a 100% owned subsidiary, AMAL, during the repurchase of its outstanding common stock from Acacia Life and AFCO. These notes were payable in twelve equal quarterly installments beginning on December 1, 2006 with the final installment due on September 1, 2009. The notes carried a fixed interest rate of 5.56% based on the Bloomberg Fair Value 3-year Single "A" U.S. Insurer Index plus 0.020%. The final payment was made by the Company on September 1, 2009, as required.

The Company has a $15,000 unsecured line of credit available at December 31, 2009. No balance was outstanding at any time during 2009 or 2008. The line of credit expires May 31, 2010.

7.  Benefit Plans
-----------------

Defined Benefit Plans
The Company participates in a non-contributory defined benefit plan (the Plan or the UNIFI Pension Plan) sponsored by AHC. The Plan was formerly sponsored by the Company as a non-contributory defined benefit pension plan (Ameritas Plan) covering substantially all employees of the Company. During 2000, the Ameritas Plan was merged with the Acacia Retirement Plan (Acacia Plan), sponsored by Acacia Life and the Plan was renamed the Ameritas Acacia Pension Plan (AHC
Plan). In 2008, the Union Central Employees Pension Plan merged into the AHC Plan and the Plan was renamed the UNIFI Pension Plan.

Upon the merger of the Ameritas and Acacia Plans, accumulated benefits of the Plan were frozen, and AHC became the Plan sponsor. Accordingly, the Company's prepaid benefit cost was transferred to AHC, and the Company holds a pre-funded pension expense receivable, due from AHC. The balance of the prefunded pension expense receivable was $15,990 at December 31, 2009 and 2008, and is a non-admitted asset.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

7.  Benefit Plans, (continued)
------------------------------

Defined Benefit Plans, (continued)
The Company is charged its proportionate share of pension expense for its participation in the Plan based on the separate benefit formulas of the pre-merger plans. The Company incurred pension expense of $4,483, $2,992 and $3,103 in 2009, 2008 and 2007, respectively.

The Company also sponsors several non-qualified unfunded defined benefit pension plans where the Company makes payments under certain voluntary arrangements for payment of retirement benefits, which are not provided for under the Plan.

The Plan's assets include investments in a deposit administration contract with the Company and group annuity contracts with UCL which include investments in underlying separate accounts of the Company. The carrying value of the assets of the Plan were approximately $214,309 and $178,764 at December 31, 2009 and 2008, respectively. A portion of the separate accounts' assets are invested in mutual funds which are advised by affiliates of AHC.

The following tables provide a reconciliation of the changes in the projected benefit obligation for the years ended December 31, 2009, 2008 and 2007, and a statement of the funded status as of the December 31 measurement date for the Company's non-qualified unfunded defined benefit plans:

                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Reconciliation in benefit obligation
     Benefit obligation at beginning of year                   $        13,319   $        14,768  $        12,881
     Service cost                                                           84               303              283
     Interest cost                                                         793               905              858
     Actuarial (gain)/loss                                                 777              (314)           1,435
     Special termination benefits                                            -                68                -
     Benefits paid                                                      (1,273)           (2,411)            (689)
 -------------------------------------------------------------------------------------------------------------------
     Benefit obligation at end of year                         $        13,700   $        13,319  $        14,768
 -------------------------------------------------------------------------------------------------------------------

                                                                     2009             2007              2007
 -------------------------------------------------------------------------------------------------------------------
 Funded status:
     Funded status at end of year                              $       (13,700)  $       (13,319) $       (14,768)
     Unrecognized net actuarial (gain)/loss                              1,964             1,250            2,073
     Unrecognized net transition asset                                       -                 -              (18)
     Unrecognized prior service cost                                         -                 -              129
 -------------------------------------------------------------------------------------------------------------------
     Accrued benefit cost                                      $       (11,736)  $       (12,069) $       (12,584)
 -------------------------------------------------------------------------------------------------------------------

The amount of the projected benefit obligation and accumulated benefit obligation for nonvested employees was $0 as of December 31, 2009 and 2008.

                                       39

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

7.  Benefit Plans, (continued)
------------------------------

Defined Benefit Plans, (continued)
Net periodic benefit expense as of December 31 included the following components:

                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Service cost                                                  $            84   $           303  $           283
 Interest cost                                                             793               905              858
 Amount of recognized (gains)/losses                                        63               349              420
 Amount of prior service cost recognized                                     -               129               21
 Amortization of transition obligation                                       -                 -               (4)
 Special termination benefits                                                -               209                -
 -------------------------------------------------------------------------------------------------------------------
 Net periodic benefit cost                                     $           940   $         1,895  $         1,578
 -------------------------------------------------------------------------------------------------------------------

The following expected benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

                                                                                          Expected Pension
     Fiscal Year                                                                          Benefit Payments
 -------------------------------------------------------------------------------------------------------------------
     2010                                                                               $          1,272
     2011                                                                                          1,272
     2012                                                                                          1,272
     2013                                                                                          1,272
     2014                                                                                          1,272
     2015 - 2019                                                                                   6,183
 -------------------------------------------------------------------------------------------------------------------

The assumptions used in the measurement of the projected benefit obligations are:

                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Assumptions as of December 31:
 Discount rate                                                       6.00%             6.25%            6.25%
 Expected compensation increase                                      5.00%             5.00%            5.00%
 -------------------------------------------------------------------------------------------------------------------

The assumptions used to determine net periodic benefit expense are:

                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Assumptions for the years ended December 31:
 Discount rate                                                       6.25%             6.25%            6.00%
 Expected compensation increase                                      5.00%             5.00%            5.00%
 -------------------------------------------------------------------------------------------------------------------

Information for pension plans with an accumulated  benefit  obligation in excess of plan assets as of the December 31 measurement date:
                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
     Projected benefit obligation                              $        13,700   $        13,319  $        14,768
     Accumulated benefit obligation                                     11,860            12,039           13,922
     Fair value of plan assets                                               -                 -                -
 -------------------------------------------------------------------------------------------------------------------

                                       40

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

7.  Benefit Plans, (continued)
------------------------------

Defined Contribution Plans
The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company's employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant's compensation. In addition, for eligible employees who are not UNIFI Pension Plan participants, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $4,788, $4,749 and $4,230 in 2009, 2008 and 2007, respectively.

The defined contribution plans' assets also include investments in deposit administration contracts which included underlying investments in separate accounts of the Company and UCL. The carrying value of the defined contribution plans' assets invested in the separate accounts was approximately $336,334 and $274,498 at December 31, 2009 and 2008, respectively. At December 31, 2009 and
2008, $92,063 and $68,746 was invested in mutual funds which are advised by affiliates of AHC.

Postretirement Benefit Plans
Effective September 30, 2009, ALIC's postretirement benefit plan was merged with The Union Central Life Insurance Company's and Acacia Life Insurance Company's postretirement benefit plans into a single plan sponsored by AHC ("AHC
Postretirement Plan"). As a result of the merger, the postretirement benefit plan liability was de-recognized by the Company and transferred to AHC resulting in a $351 contribution, which was recorded in additional paid in capital on the Balance Sheets - Statutory Basis.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization
Act of 2003 (the Act) became law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The postretirement benefit obligation and net periodic postretirement benefit cost in the financial statements and accompanying notes have reflected the effects of the Act on the Plan.

In May 2004, additional guidance became available to specific companies who elected deferral and were able to determine if their plans are actuarially equivalent to recognize the impact of the Act no later than the first annual reporting period beginning after June 15, 2004. In January 2005, the Center for
Medicare and Medicaid Services issued the final regulations for the Act including the determination of actuarial equivalence. The Company determined that its plans were actuarially equivalent. The Company qualified for and elected to receive the 28% federal subsidy on allowable gross prescription drug costs of qualified retirees. The Company received subsidy payments of $0, $20 and $77 in 2009, 2008 and 2007, respectively. The measures of benefit obligations and net periodic postretirement cost have reflected the effects of the Act.

While the postretirement benefit plans were merged, the separate benefit formulas of the pre-merger plans still exist within the Plan and are used to determine the amount of Plan expense to allocate from AHC to the participating companies.

                                       41

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

7.  Benefit Plans, (continued)
------------------------------

Postretirement Benefit Plans, (continued)
The following tables provide a reconciliation of the changes in the postretirement benefit obligations and fair value of assets for the years ended
December 31, 2009, 2008 and 2007, and a statement of the funded status as of the December 31 measurement date of all years and reflect the merger into a single plan sponsored by AHC:

                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Reconciliation in benefit obligation
     Benefit obligation at beginning of year                   $         6,182   $         6,144  $         6,503
     Service cost                                                           38               123               71
     Interest cost                                                         109               362              368
     Plan participants' contributions                                        -               481              518
     Actuarial (gain)/loss                                                   -                12             (140)
     Federal subsidy receipts                                                -                20               77
     Benefits paid                                                           -              (960)          (1,253)
     Plan amendments                                                    (3,502)                -                -
     Plan merger                                                        (2,827)                -                -
 -------------------------------------------------------------------------------------------------------------------
     Benefit obligation at end of year                         $             -   $         6,182  $         6,144
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
 Reconciliation of fair value of plan assets
     Fair value of plan assets at beginning of year            $         3,300   $         2,846  $         2,795
     Actual return on plan assets                                          117               143              139
     Employer contributions                                                  -               584              496
     Benefits paid                                                           -              (273)            (584)
     Plan merger                                                        (3,417)                -                -
 -------------------------------------------------------------------------------------------------------------------
     Fair value of plan assets at end of year                  $             -   $         3,300  $         2,846
 -------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------------
 Funded status
     Funded status at end of year                              $             -   $        (2,882) $        (3,298)
     Unrecognized net actuarial (gain)/loss                                  -             2,470            2,658
     Unrecognized prior service cost                                         -                 -               (1)
 -------------------------------------------------------------------------------------------------------------------
     Accrued benefit cost                                      $             -   $          (412) $          (641)
 -------------------------------------------------------------------------------------------------------------------

The amount of the postretirement obligation for nonvested employees was $0 and $1,529 at December 31, 2009 and 2008, respectively.

                                       42

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

7.  Benefit Plans, (continued)
------------------------------

Postretirement Benefit Plans, (continued)
Periodic postretirement medical expense included the following components:

                                                                             Years Ended December 31
 -------------------------------------------------------------------------------------------------------------------
                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Service cost                                                  $            38   $           123  $            71
 Interest cost                                                             109               362              368
 Expected return on plan assets                                           (140)             (149)            (148)
 Amortization of prior service cost                                       (156)                -                -
 Amortization of net loss                                                   88               206              219
 -------------------------------------------------------------------------------------------------------------------
 Net periodic benefit cost                                     $           (61)  $           542  $           510
 -------------------------------------------------------------------------------------------------------------------

In addition, in the fourth quarter of 2009, the Company was credited $(101) of postretirement welfare expense for its participation in the merged AHC
Postretirement Plan.

The assumptions used in the measurement of the postretirement benefit obligations are:

                                                                             2009          2008          2007
 -------------------------------------------------------------------------------------------------------------------
 Assumptions as of December 31:
 Discount rate                                                                N/A           6.25%          6.25%
 Expected long term rate of return on plan assets                             N/A           6.00%          6.00%
 -------------------------------------------------------------------------------------------------------------------

The assumptions used to determine net periodic postretirement benefit costs are:
                                                                             2009          2008          2007
 -------------------------------------------------------------------------------------------------------------------
 Assumptions for the years ended December 31:
 Discount rate                                                                6.25%         6.25%         6.00%
 Expected long term rate of return on plan assets                             6.00%         6.00%         6.00%
 -------------------------------------------------------------------------------------------------------------------

The assumed health care cost trend rates as of December 31 were:
                                                                             2009          2008          2007
 -------------------------------------------------------------------------------------------------------------------
 Healthcare Cost Trend Rate Assumed for Next Year                             N/A           7.0%          8.0%
 Rate to which the Cost Trend Rate is Assumed to Decline (Ultimate
    Trend Rate)                                                               N/A           5.0%          5.0%
 Year the Rate Reaches the Ultimate Trend Rate                                N/A          2011          2011
 -------------------------------------------------------------------------------------------------------------------

Information for postretirement plans with an accumulated benefit obligation in excess of plan assets as of the December 31 measurement date:
                                                                             Years Ended December 31
 -------------------------------------------------------------------------------------------------------------------
                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Projected benefit obligation                                  $             -   $         6,182  $         6,144
 Accumulated benefit obligation                                              -             6,182            6,144
 Fair value of plan assets                                                   -             3,300            2,846
 -------------------------------------------------------------------------------------------------------------------

                                       43

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

 8. Dividend Restrictions and Surplus
 ------------------------------------

 The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding, year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $123,350 in dividends after December 15, 2010, without prior approval. The Company paid ordinary dividends of $25,000, $87,000 and $0 to AHC, its' parent, in 2009, 2008 and 2007, respectively. Additionally due to the merger with LifeRe, the Company paid stock dividends of $500 in 2007.

 Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of
 December 31:
                                                                       2009            2008            2007
 -------------------------------------------------------------------------------------------------------------------
 Unrealized gains on investments, net of taxes                 $        81,231   $        17,492  $        44,213
   of $5,198, $965 and $20,075
 Nonadmitted asset values                                              (72,630)         (104,122)         (55,027)
 Asset valuation reserves                                              (27,106)           (4,995)         (68,603)
 Liability for reinsurance in unauthorized companies                         -            (1,854)             (26)
 -------------------------------------------------------------------------------------------------------------------

9.  Commitments and Contingencies
---------------------------------

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. The Company estimated its cost related to past insolvencies and has provided a reserve included in other liabilities of $667 and $773 as of December 31, 2009 and 2008, respectively, and estimated recoveries from premium taxes included in other admitted assets of $591 and $690 as of December 31, 2009 and 2008, respectively.

From time to time the Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

Securities commitments of $36,086 and $32,003 and mortgage loan and real estate commitments of $25,133 and $38,954 were outstanding for investments to be purchased in subsequent years as of December 31, 2009 and 2008, respectively.
Low income housing tax credit property investment commitments were $671 and $3,030 as of December 31, 2009 and 2008, respectively. These commitments have been made in the normal course of business and are not reflected in the accompanying financial statements. The Company's exposure to credit loss is represented by the contractual notional amount of these commitments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

                                       44

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

9.  Commitments and Contingencies, (continued)
----------------------------------------------

Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The
Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company and its life insurance subsidiaries are members of the Insurance Marketplace Standards
Association, an organization which advocates ethical market conduct.

In 2006, the Company entered into an agreement with the FHLB, to enhance investment yields through investment spread strategies and to resolve emergency liquidity needs, if a future need for immediate liquidity would arise. The agreement provides for fixed rate long term advances (lines of credit) up to $20,000 to the Company in return for the purchase of membership stock equal to $1,000. Since 2006, the Company has purchased $3,602 of additional stock as part of this agreement. As of December 31, 2009 and 2008, the Company had issued
$100,000 and $100,000, respectively, of funding agreements with the FHLB.
Additional funding of $20,000 is available to the Company. The related reserves are reported in deposit-type funds on the Balance Sheets - Statutory Basis of $100,024 and $100,238 as of December 31, 2009 and 2008, respectively. There is
$103,824 and $118,167 of collateral pledged at December 31, 2009 and 2008, respectively, as a result of this agreement. The assets and reserves related to the funding agreements are reported in the general account as the Company's strategy is to increase investment income to the general account from the investment spread strategy.

10. Gain or Loss to the Reporting Entity from Uninsured Accident and Health
----------------------------------------------------------------------------
Plans
-----

ASO Plans
The gain from operations from administrative services only (ASO) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis is as follows for the year ended December 31:
                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Net reimbursement for administrative expenses (including       $         4,383  $         4,255  $         3,226
   administrative fees) in excess of actual expenses
 Total net other income (expense) (including interest paid to
   or received from ASO uninsured plans)                                      -                -                -
 -------------------------------------------------------------------------------------------------------------------
 Net gain from operations                                       $         4,383  $         4,255  $         3,226
 -------------------------------------------------------------------------------------------------------------------

 Total claim payment volume                                     $        94,523  $        93,914  $        82,943
 -------------------------------------------------------------------------------------------------------------------

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

                                       45

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

10. Gain or Loss to the Reporting Entity from Uninsured Accident and Health
---------------------------------------------------------------------------
Plans, (continued)
------------------

ASC Plans
The gain from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of
Operations and Changes in Capital and Surplus - Statutory Basis is as follows for the year ended December 31:
                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------
 Gross reimbursement for medical cost incurred                 $         6,626   $           648  $           543
 Other income or expenses (including interest paid
   to or received from plans)                                                6                41               35
 Gross expenses incurred (claims and administrative)                     4,258               682              571
 -------------------------------------------------------------------------------------------------------------------
 Net gain from operations                                      $         2,374   $             7  $             7
 ===================================================================================================================

11.  Other Items
----------------

Troubled Debt Restructuring
The Company has long-term bond holdings with restructured terms. The bond holdings were exchanged for other securities of equal value, whereby the Company recorded no realized capital losses. The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring. The Company's income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method.

Securities on Deposit
Securities with a book/adjusted carrying value of $7,273 and $8,792 at December 31, 2009 and 2008, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

Uncollectibility of Assets
The Company had admitted assets of $5,135 and $1,952 at December 31, 2009 and 2008, respectively, in accounts receivable for uninsured plans and included with other admitted assets on the Balance Sheets - Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company's financial condition.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

12. Leases
----------

The Company has several noncancellable operating leases for office space and equipment. Rental expense during 2009, 2008 and 2007 for operating leases was $1,787, $508 and $628, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2009:

 -------------------------------------------------------------------------------------------------------------------
     2010                                                                                $        1,701
     2011                                                                                         1,281
     2012                                                                                           950
     2013                                                                                           409
     2014 and thereafter                                                                          1,448
 -------------------------------------------------------------------------------------------------------------------
                                                                                         $        5,789
 -------------------------------------------------------------------------------------------------------------------

13.  Reinsurance
----------------

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. The Company conducts reinsurance business with First Ameritas, Acacia Life, and other non-affiliated companies.

Following is a summary of the transactions through reinsurance operations:

                                                                                  Years Ended December 31
                                                                        --------------------------------------------
                                                                             2009           2008          2007
 -------------------------------------------------------------------------------------------------------------------
 Premium Income:
   Assumed (related party $102, $102 and $80
     in 2009, 2008 and 2007)                                             $     55,213   $     49,678  $     56,885
   Ceded (related party $2,092, $2,097 and $2,125
     in 2009, 2008 and 2007)                                                   26,096         31,759        29,233
 Benefits To Policyholders:
   Assumed (related party $0, $0 and $214 in
     2009, 2008 and 2007)                                                      56,379         48,137        47,418
   Ceded (related party $1,889, $702 and $1,588 in
     2009, 2008 and 2007)                                                      30,211         22,146        18,115
 Policy Reserves:
   Assumed (related party $37 and $38 in 2009 and 2008)                           264            172           N/A
   Ceded (related party $1,088 and $1,091 in 2009 and 2008)                    64,299         67,863           N/A
 -------------------------------------------------------------------------------------------------------------------

The Company is not relieved of its primary liability in the event that a reinsurer is unable to meet the obligations ceded under a reinsurance agreement.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

14.  Changes in Unpaid Claims and Claim Adjustment Expenses
-----------------------------------------------------------

The change in the liability for unpaid accident and health claims and claim adjustment expenses which is reported within reserves for unpaid claims is summarized as follows:

                                                                     2009             2008              2007
 -------------------------------------------------------------------------------------------------------------------

 Balance at January 1                                          $        34,033   $        32,355  $        33,359
 Less reinsurance reserves                                              (7,803)           (6,487)          (8,776)
 -------------------------------------------------------------------------------------------------------------------
 Net balance at January 1                                               26,230            25,868           24,583
 -------------------------------------------------------------------------------------------------------------------

 Incurred related to:
     Current year                                                      395,151           362,372          328,784
     Prior year                                                         (3,284)           (4,951)          (5,123)
 -------------------------------------------------------------------------------------------------------------------
         Total incurred                                                391,867           357,421          323,661
 -------------------------------------------------------------------------------------------------------------------

 Paid related to:
     Current year                                                      367,003           336,143          302,903
     Prior year                                                         22,946            20,916           19,473
 -------------------------------------------------------------------------------------------------------------------
         Total paid                                                    389,949           357,059          322,376
 -------------------------------------------------------------------------------------------------------------------

 Net balance at December 31                                             28,148            26,230           25,868
 Plus reinsurance reserves                                               9,495             7,803            6,487
 -------------------------------------------------------------------------------------------------------------------
 Total reserve for unpaid claims                               $        37,643   $        34,033  $        32,355
 ===================================================================================================================

As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $3,284, $4,951 and $5,123 for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company paid assumed reinsurance claims of $54,644, $46,541 and $49,224 and incurred assumed reinsurance claims of $56,336, $47,854 and $46,929 for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company paid ceded reinsurance claims of $530, $532 and $549, and incurred ceded reinsurance claims of $531, $528 and $537 for the years ended December 31, 2009, 2008 and 2007, respectively.

15.  Policy Reserves
--------------------

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the policy reserve.

As of December 31, 2009 and 2008, respectively, the Company had $1,644,877 and $1,456,255 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $15,687 and $16,891 at December 31, 2009 and 2008, respectively.

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

16.  Analysis of Annuity Reserves and Deposit-type Funds by Withdrawal
----------------------------------------------------------------------
Characteristics
---------------

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

                                                                                               2009
                                                                                ------------------------------------
                                                                                     Amount          % of Total
 -------------------------------------------------------------------------------------------------------------------
 Subject to discretionary withdrawal:
   With fair value adjustment                                                    $       689,552         17.8%
   At book value less current surrender charge of 5% or more                              62,166          1.6%
   At fair value                                                                       2,653,289         68.5%
 -------------------------------------------------------------------------------------------------------------------
 Total with adjustment or at fair value                                                3,405,007         87.9%
   At book value without adjustment  (minimal or no charge)                              415,614         10.7%
 Not subject to discretionary withdrawal                                                  55,807          1.4%
 -------------------------------------------------------------------------------------------------------------------
 Total gross                                                                           3,876,428        100.0%
 Reinsurance ceded                                                                        (1,140)
 -------------------------------------------------------------------------------------------------
 Total Net                                                                       $     3,875,288
 =================================================================================================

                                                                                               2008
                                                                                ------------------------------------
                                                                                     Amount          % of Total
 -------------------------------------------------------------------------------------------------------------------
 Subject to discretionary withdrawal:
   With fair value adjustment                                                    $       620,185         19.7%
   At book value less current surrender charge of 5% or more                              69,510          2.2%
   At fair value                                                                       1,955,662         62.2%
 -------------------------------------------------------------------------------------------------------------------
 Total with adjustment or at fair value                                                2,645,357         84.1%
   At book value without adjustment  (minimal or no charge)                              409,788         13.0%
 Not subject to discretionary withdrawal                                                  91,847          2.9%
 -------------------------------------------------------------------------------------------------------------------
 Total gross                                                                           3,146,992        100.0%
 Reinsurance ceded                                                                        (2,739)
 -------------------------------------------------------------------------------------------------
 Total Net                                                                       $     3,144,253
 =================================================================================================

                                       49

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

16.  Analysis of Annuity Reserves and Deposit-type Funds by Withdrawal
----------------------------------------------------------------------
Characteristics, (continued)
----------------------------

The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual
Statement, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets - Statutory Basis as of December 31:

                                                                                      2009              2008
 -------------------------------------------------------------------------------------------------------------------
 Life and Accident and Health Annual Statement:
 Exhibit 5, Annuities Section, Total (net)                                       $     1,013,777  $       980,638
 Exhibit 5, Supplementary Contracts with Life Contingencies Section,
   Total (net)                                                                            10,494           10,520
 Exhibit 7, Deposit-Type Contracts, Line 14, Column 1                                    197,409          197,433
 -------------------------------------------------------------------------------------------------------------------
                                                                                       1,221,680        1,188,591
 Separate Accounts Annual Statement:
 Exhibit 3, Line 0299999, Column 2                                                     2,653,608        1,955,662
 -------------------------------------------------------------------------------------------------------------------
 Total                                                                           $     3,875,288  $     3,144,253
 ===================================================================================================================

17.  Premium and Annuity Considerations Deferred and Uncollected
----------------------------------------------------------------

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

                                               2009                      2008                      2007
                                    --------------------------------------------------------------------------------
                                                    Net of                    Net of                     Net of
               Type                      Gross      Loading        Gross      Loading        Gross       Loading
 -------------------------------------------------------------------------------------------------------------------
 Ordinary new business               $        11  $        11  $         1  $         1  $        23   $        20
 Ordinary renewal                          3,116        2,621        5,313        4,913        4,838         4,430
 -------------------------------------------------------------------------------------------------------------------
 Totals                              $     3,127  $     2,632  $     5,314  $     4,914  $     4,861   $     4,450
 ===================================================================================================================

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

18.  Separate Accounts
----------------------

Information regarding the nonguaranteed separate accounts of the Company is as follows:

                                                                         2009            2008            2007
 -------------------------------------------------------------------------------------------------------------------
 For the years ended December 31:
     Premiums, considerations or deposits                           $      548,301  $      602,252  $      480,315
 -------------------------------------------------------------------------------------------------------------------
 At December 31:
 Reserves by valuation basis
     Fair value                                                     $    3,186,316  $    2,389,646
 ===================================================================================================

 Reserves by withdrawal characteristic:
 Subject to discretionary withdrawal
     At book value without fair value adjustment and with
      current surrender charge of 5% or more                        $            -  $            -
     At fair value                                                       3,185,997       2,389,646
     At book value without adjustment (minimal or no charge)                     -               -
 ---------------------------------------------------------------------------------------------------
 Sub-total                                                          $    3,185,997  $    2,389,646
 Not subject to discretionary withdrawal                                       319               -
 ---------------------------------------------------------------------------------------------------
 Total                                                              $    3,186,316  $    2,389,646
 ===================================================================================================

 -------------------------------------------------------------------------------------------------------------------
 Reconciliation of net transfers to (from) separate accounts at December 31:
 Transfers as reported in the summary of operations
   and changes in surplus of the separate accounts
   annual statement:
     Transfers to separate accounts                                  $      548,301 $      602,252  $      480,315
     Transfers from separate accounts                                      (422,190)      (512,423)       (447,861)
 -------------------------------------------------------------------------------------------------------------------
     Net transfers to separate accounts                                     126,111         89,829          32,454
 Reconciling adjustments                                                          2              2               -
 -------------------------------------------------------------------------------------------------------------------
 Net transfers as reported in the Summary of Operations and
   Changes in Capital and Surplus - Statutory Basis of the
   Company                                                           $      126,113 $       89,831  $       32,454
 ===================================================================================================================

                                       51

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

19.  Reconciliation of Statutory Net Income and Surplus to GAAP Net Income and
------------------------------------------------------------------------------
Equity
------

As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Department. These practices differ from accounting principles generally accepted in the United States of America (GAAP). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                                        2009            2008            2007
 -------------------------------------------------------------------------------------------------------------------
 Statutory net income (loss) as reported                            $       49,926  $      (71,982) $       77,195
 Insurance reserves                                                        (15,349)         48,357           3,751
 Deferred policy acquisition costs                                            (915)        (21,574)         (4,196)
 Deferred income taxes and other tax reclassifications                     (11,918)         15,090              (7)
 Statutory investment reserves                                               4,858          (5,781)           (463)
 Goodwill amortization                                                       1,079           1,079           1,080
 Income related to investments                                              17,238         (38,287)          6,098
 Earnings of subsidiaries                                                   66,184             (36)          4,887
 Other                                                                       2,449             363            (867)
 -------------------------------------------------------------------------------------------------------------------
 GAAP net income (loss)                                             $      113,552  $      (72,771) $       87,478
 ===================================================================================================================

                                                                         2009            2008            2007
 -------------------------------------------------------------------------------------------------------------------
 Statutory surplus as reported                                      $    1,248,996  $      710,625  $      878,120
 Insurance reserves                                                        (85,722)        (56,443)       (104,391)
 Deferred policy acquisition costs                                         236,134         251,153         262,741
 Deferred income taxes                                                     (90,372)        (30,828)        (58,652)
 Valuation of investments                                                   58,351        (120,854)         (5,545)
 Statutory investment reserves                                              28,506           1,537          70,926
 Goodwill                                                                    2,984          (3,508)         (4,587)
 Subsidiary equity                                                         562,168          13,127          13,065
 Statutory non-admitted assets                                              72,630         104,122          55,027
 Post retirement and pension benefit obligations                               294         (38,544)        (21,490)
 Other                                                                      (2,264)         (2,226)         (6,427)
 -------------------------------------------------------------------------------------------------------------------
 GAAP equity                                                        $    2,031,705  $      828,161  $    1,078,787
 ===================================================================================================================

AMERITAS LIFE INSURANCE CORP.

Notes To Financial Statements - Statutory Basis
(in thousands)
--------------------------------------------------------------------------------

20.  Correction of Errors and Reconciliation to Annual Statement
----------------------------------------------------------------

The accompany statutory basis financial statements for December 31, 2009 differ from amounts reported in the Company's annual statement statutory filing with the Department. Subsequent to filing the annual statement, the Company's management determined that there was an error in the calculation of the VA CARVM reserves on variable annuity products of $15,132.

As a result of the error, the following table provides a summary and the reconciliation between the annual statement statutory filing and the accompanying 2009 statutory basis financial statements:

                                                                    Annual         Correction of      Financial
                                                                   Statement         an Error         Statement
 -------------------------------------------------------------------------------------------------------------------
 December 31, 2009
    Federal income taxes recoverable - affiliates               $       24,154     $        (686)  $       23,468
    Net deferred tax asset                                              25,954            (1,446)          24,508
       Total admitted assets                                         6,531,587            (2,132)       6,529,455
    Reserves for life, accident and health policies                  1,743,510           (15,132)       1,728,378
       Total liabilities                                             5,295,591           (15,132)       5,280,459
    Special surplus funds - additional deferred tax asset                9,779              (964)           8,815
    Unassigned surplus                                                 766,279            13,964          780,243
       Total capital and surplus                                     1,235,996            13,000        1,248,996
 -------------------------------------------------------------------------------------------------------------------
 For the year ended December 31, 2009
    Change in reserves for life, accident and health
     policies                                                   $       42,642     $     (15,132)  $       27,510
    Federal income tax expense                                           9,530               686           10,216
       Net income                                                       35,460            14,446           49,926
    Special surplus funds - additional deferred tax asset                9,779              (964)           8,815
    Change in net deferred income taxes                                 (9,134)           (4,611)         (13,745)
    Change in non-admitted assets                                       18,548             4,129           22,677
       Total capital and surplus                                     1,235,996            13,000        1,248,996
 -------------------------------------------------------------------------------------------------------------------

Subsequent to the issuance of the Company's 2006 statutory financial statements, the Company's management determined that there was an error in the calculation of reinsurance assumed reserves and reinsurance ceded premium income on term life products with one reinsurer. As a result, unassigned surplus and net income as reported in the Company's statutory basis financial statements and its statutory filing with the Department at December 31, 2006 were overstated by $1,292, net of taxes of $696. As the amount is not material to the prior year financial statements, in accordance with SSAP No. 3, "Accounting Changes and Corrections of Errors", it is recorded in unassigned surplus during the year ended December 31, 2007.

21.  Subsequent Event
---------------------

The Company has evaluated events subsequent to December 31, 2009 and through April 8, 2010, the date the financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these financial statements.

PART C
------
                               OTHER INFORMATION
                               -----------------
ITEM 26.     EXHIBITS

Exhibit
Number         Description of Exhibit
------         ----------------------
(a) (1)        Board of Directors Resolution of Ameritas Variable Life Insurance
               Company establishing Ameritas Variable Separate Account VL. (1)
(a) (2)        Resolution of Board of Directors of Ameritas Life Insurance Corp.
               authorizing the transfer of Ameritas Variable Separate Account
               VL to Ameritas Life Insurance Corp. (2)
(b)            Custodian Agreements.  Not Applicable.
(c)            Principal Underwriting Agreement. (3)
(d)            Form of Assumption Certificate. (1)
(e)            Form of Application.  Not Applicable.
(f)            Articles of Incorporation of Ameritas Life Insurance Corp. (4)
               Bylaws of Ameritas Life Insurance Corp. (5)
(g)            Reinsurance Agreement.  Not Applicable.
(h)            Participation Agreements:
               (1)    The Alger American Fund. (6)
               (2)    Calvert Variable Products, Inc. (7)
               (3)    Calvert Variable Series, Inc. (8)
               (4)    DWS Investments VIT Funds. (9)
               (5)    Fidelity Variable Insurance Products Fund. (10)
               (6)    Franklin Templeton Variable Insurance Products Trust. (11)
               (7)    Neuberger Berman Advisers Management Trust. (6)
               (8)    Oppenheimer Variable Account Funds. (11)
               (9)    Van Eck Worldwide Insurance Trust. (6)
(i)           General Administrative Services Agreement. (12)
(j)           Other Material Contracts: Powers of Attorney.(13)  Filed herein.
(k)           Legal Opinion.  Filed herein.
(l)           Actuarial Opinion.  Not applicable.
(m)           Calculation.  Not applicable.
(n) Consents of Independent Auditors and Independent Registered Public Accounting Firm. Filed herein.
(o)           No Financial Statements are omitted from Item 26.
(p)           Initial Capital Agreements.  Not applicable.
(q) Amended and Restated Memorandum of Transfer and Redemption Procedures Pursuant to Rule 6e-3(T)(b)(12)(iii). (14)

Footnotes:
1.   Incorporated by reference to Ameritas Variable Separate Account VA Form
     N-4 initial Registration Statement No. 333-91670, filed on July 1, 2002, EX-99 (4, 6).
2. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 initial Registration Statement No. 333-142483, filed May 1, 2007, EX-99.A.
3. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment Nos. 9 and 12 to Registration Statement No. 333-142483 submitted to the SEC on October 30, 2009 and April 23, 2010, respectively, EX-99.C.
4.   Incorporated by reference to Ameritas Life Insurance Corp. Separate
     Account LLVA Form N-4 initial Registration Statement No. 333-05529, filed on June 7, 1996, EX-99.B6A.
5.   Incorporated by reference to Ameritas Life Insurance Corp. Separate
     Account LLVA Form N-4 Post-Effective Amendment No. 4 for Registration Statement No. 333-05529, filed on February 26, 1999, EX-99.(6)(B).
6.   Incorporated by reference to Ameritas Variable Separate Account VA Form
     N-4 Post-Effective Amendment No. 1 to Registration Statement No. 333-142492 submitted to the SEC on February 26, 2010, EX-99.H1-H3.
7.   Incorporated by reference to Ameritas Variable Separate Account VA Form
     N-4 Post-Effective Amendment No. 2 to Registration Statement No. 333-142492 submitted to the SEC on April 26, 2010, EX-1.
8. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement No. 333-151913, filed on June 25, 2008, EX-99.H-3.
9.   Incorporated by reference to Ameritas Life Insurance Corp. Separate
     Account LLVA Form N-4 Post-Effective Amendment No. 35 for Registration Statement No. 333-05529, filed on February 26, 2010, EX-99.H1.
10.  Incorporated by reference to Ameritas Life Insurance Corp. Separate
     Account LLVL Form N-6 Pre-Effective Amendment No. 1 to Registration Statement No. 333-151912, filed on November 12, 2008, EX-99.H2.

11. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Pre-Effective Amendment No. 1 to Registration Statement No. 333-151913, filed on November 12, 2008, EX-99.H3, H4.
12. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration Statement No. 333-142483, filed on July 23, 2008, EX-99.H8c.
13. Incorporated by reference to Ameritas Variable Separate Account VL Form N-6 Post-Effective Amendment No. 1 to Registration Statement No. 333-142495, filed on June 30, 2010.
14. Incorporated by reference to Acacia National Variable Life Insurance Separate Account 1 Form S-6 Post-Effective Amendment No. 4 to Registration Statement No. 33-90208, filed on May 1, 1998, EX-1.A.11.

ITEM 27.     DIRECTORS AND OFFICERS OF THE DEPOSITOR

 Name and Principal        Position and Offices
 Business Address*         with Depositor
 ----------------          --------------
 JoAnn M. Martin           Director, Chair, President & Chief Executive Officer
 James P. Abel             Director
 James R. Krieger          Director
 Tonn M. Ostergard         Director
 Kim M. Robak              Director
 Paul C. Schorr, IV        Director
 Winston J. Wade           Director
 Steven J. Valerius        President, Individual Division
 Robert C. Barth           Senior Vice President & Chief Financial Officer
 Jan M. Connolly           Senior Vice President & Corporate Secretary
 Nancy A. Dalessio         Senior Vice President & Chief Information Officer
 Raymond M. Gilbertson     Vice President, Corporate Compliance
 Arnold D. Henkel          Senior Vice President, Individual Distribution
 Dale D. Johnson           Senior Vice President and Corporate Actuary
 Robert P. Kocher          Senior Vice President, Retirement Income & Business
                           Development
 Robert G. Lange           Vice President, General Counsel & Assistant Secretary
 William W. Lester         Senior Vice President & Corporate Treasurer
 James M. Mikus            Senior Vice President & Chief Investment Officer
 Kevin W. O'Toole          Senior Vice President, Individual Distribution
 Robert-John H. Sands      Senior Vice President & Assistant Secretary
 Janet L. Schmidt          Senior Vice President, Director of Human Resources
 James D. Shulz            Senior Vice President, Retirement Plans
 Kenneth L. VanCleave      President, Group Division
 Paul G. Wesling           Senior Vice President, Individual Operations

* Principal business address: Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.

Item 28.     Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)                            Principal Business
-------------------------------------------                            ------------------

UNIFI Mutual Holding Company (NE)......................................mutual insurance holding company

     Ameritas Holding Company (NE).....................................stock insurance holding company

         Ameritas Life Insurance Corp. (NE)............................life/health insurance company
              Acacia Life Insurance Company (DC).......................life insurance company
                  Acacia Federal Savings Bank (DE).....................federally chartered bank owned by Acacia
                                                                       Life Insurance Company (85.21%) and
                                                                       Ameritas Life Insurance Corp. (14.79%)
                      Acacia Service Corp. (VA)........................deposit solicitation
                  Calvert Group, Ltd. (DE).............................holding company
                      Calvert Asset Management Company, Inc. (DE)......asset management services
                      Calvert Shareholder Services, Inc. (DE)..........administrative services
                      Calvert Administrative Services Company (DE).....administrative services
                      Calvert Distributors, Inc. (DE)..................broker-dealer
                  Griffin Realty LLC (VA)..............................real estate investment company
              Ameritas Investment Corp. (NE)...........................securities broker dealer and investment adviser owned by Ameritas Life Insurance
                                                                       Corp. (80%) and Centralife Annuities
                                                                       Service, Inc. (20%)
              First Ameritas Life Insurance Corp. of New York (NY).....life insurance company
              The Union Central Life Insurance Company (NE)............life insurance company
                  Union Central Mortgage Funding, Inc. (OH)            mortgage loan and servicing
                  PBRA, Inc. (CA)                                      holding company
                      PRB Administrators, Inc. (DE)....................pension administration services

         Summit Investment Advisors, Inc. (NE).........................investment adviser

Subsidiaries are indicated by indentations. Ownership is 100% by the parent company except as noted.

ITEM 29.     INDEMNIFICATION

Ameritas Life Insurance Corp.'s By-laws provide as follows:

     "The Corporation shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska."

     Section 21-20,103 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation against liability by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.     PRINCIPAL UNDERWRITER

a) Ameritas Investment Corp. ("AIC") serves as the principal underwriter for the variable life insurance contracts issued through Ameritas Variable Separate Account VL, as well as Ameritas Variable Separate Account V, Ameritas Life Insurance Corp. Separate Account LLVL, First Ameritas Variable Life Separate Account, and Carillon Life Account. AIC also serves as the principal underwriter for variable annuity contracts issued through Ameritas Variable Separate Account VA-2, Ameritas Variable Separate Account VA, Ameritas Life Insurance Corp. Separate Account LLVA, First Ameritas Variable Annuity Separate Account, and Carillon Account.

b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

     Name and Principal       Positions and Offices
     Business Address         With Underwriter
     ----------------         ----------------
     William W. Lester*       Director, Chair & Treasurer
     Salene Hitchcock-Gear*   Director, President & Chief Executive Officer
     Robert C. Barth*         Director
     Kent M. Campbell**       Director
     Robert P. Kocher         Director
     Billie B. Beavers***     Senior Vice President
     Cheryl L. Heilman*       Vice President, Chief Operating Officer & Interim
                              Chief Compliance Officer
     Robert G. Lange*         Vice President, Secretary, & General Counsel
     Bruce D. Lefler***       Senior Vice President - Public Finance


* Principal business address: Ameritas Investment Corp., 5900 "O" Street, Lincoln, Nebraska 68510.
** Principal business address: Aviva USA, 611 Fifth Avenue, Des Moines, Iowa 50309.
*** Principal business address: Ameritas Investment Corp., 440 Regency Parkway Drive, Suite 222, Omaha, Nebraska 68114.

(c) Compensation From the Registrant.
          (1)                          (2)                     (3)                     (4)               (5)
                                                         Compensation on
                                Net Underwriting       Events Occasioning
     Name of Principal           Discounts and         the Deduction of a           Brokerage           Other
     Underwriter                  Commissions          Deferred Sales Load         Commissions       Compensation
     -------------------        ----------------      --------------------         -----------       ------------
     Ameritas Investment
     Corp. ("AIC")                  $230,562                   $0                       $0              $38,849

          (2)+(4)+(5) = Gross variable life compensation received by AIC.
          (2) = Sales compensation received and paid out by AIC as underwriter; AIC retains 0.
          (4) = Sales compensation received by AIC for retail sales.
          (5) = Sales compensation received by AIC and retained as underwriting fee.

ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS

The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510.


ITEM 32.     MANAGEMENT SERVICES

There are no additional management services contracts that are not discussed in Part A or B of the registration statement.


ITEM 33.     FEE REPRESENTATION

Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant, Ameritas Variable Separate Account VL, has caused this Post Effective Amendment No. 2 to Registration Statement Number 333-142495 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Lincoln, County of Lancaster, State of Nebraska, on this 20th day of August, 2010.


                               AMERITAS VARIABLE SEPARATE ACCOUNT VL, Registrant

                                        AMERITAS LIFE INSURANCE CORP., Depositor

                                        By:         JoAnn M. Martin (1)
                                           ----------------------------
                                                  Director and Chair


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on August 20, 2010.

   SIGNATURE                TITLE
   ---------                -----
   JoAnn M. Martin (1)      Director, Chair, President & Chief Executive Officer
   James P. Abel (1)        Director
   James R. Krieger (2)     Director
   Tonn M. Ostergard (1)    Director
   Kim M. Robak (3)         Director
   Paul C. Schorr, IV (3)   Director
   Winston J. Wade (1)      Director
   Steven J. Valerius (3)   President, Individual Division
   Robert C. Barth (1)      Senior Vice President & Chief Financial Officer
   Jan M. Connolly (4)      Senior Vice President & Corporate Secretary
   William W. Lester (1)    Senior Vice President and Corporate Treasurer

   /S/ Robert G. Lange      Vice President, General Counsel & Assistant
   -------------------      Secretary
       Robert G. Lange


The following Power of Attorney forms are filed herein as Exhibit (j):
1 Signed by Robert G. Lange under Power of Attorney executed effective as of May 7, 2007.
2 Signed by Robert G. Lange under Power of Attorney executed effective as of August 15, 2010.
3 Signed by Robert G. Lange under Power of Attorney executed effective June 15, 2009.
4 Signed by Robert G. Lange under Power of Attorney executed effective as of February 1, 2008.

                                 EXHIBIT INDEX
                                 -------------

     EXHIBIT
     -------
          (j)     Power of Attorney

          (k)     Legal Opinion of Robert G. Lange

          (n) Consents of Independent Auditors and Independent Registered Public Accounting Firm